UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Hovnanian Enterprises, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED JANUARY 16, 2024
In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Hovnanian Enterprises, Inc. intends to release definitive copies of this proxy statement to security holders on or about February 2, 2024.

PROXY
STATEMENT
2024

HOVNANIAN ENTERPRISES, INC.

90 Matawan Road, Fifth Floor,
Matawan, N.J. 07747
Tel: (732) 747-7800

PROXY STATEMENT

2024

THANK YOU for 2023

YOU ARE CORDIALLY INVITED TO ATTEND

The

2024 ANNUAL MEETING
of SHAREHOLDERS

WHICH WILL BE HELD ON

Thursday, March 21, 2024
at 9:00am EST

AT THE OFFICES OF

Bilzin Sumberg Baena Price &
Axelrod LLP

1450 BRICKELL AVENUE, 23RD FL,

MIAMI, FL 33131

DEAR SHAREHOLDER,

February , 2024

In accordance with the Securities and Exchange Commission’s rule allowing companies to furnish proxy materials to their shareholders over the Internet, the Company is primarily furnishing proxy materials to our shareholders of Class A Common Stock and registered shareholders of Class B Common Stock over the Internet, rather than mailing paper copies of the materials (including our Annual Report to Shareholders for fiscal 2023) to those shareholders. If you received only a Notice Regarding the Availability of Proxy Materials (the “Notice”) by mail or electronic mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet, by telephone or by mail. If you received a Notice by mail or electronic mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice. A request for a paper copy must be made by March 7, 2024 in order to facilitate a timely delivery.

We anticipate that the Notice will first be mailed to our shareholders on or about February 2, 2024. All shareholders of record of Class B Common Stock who hold in nominee name have been sent a full set of proxy materials, including a proxy card.

Attached to this letter are a Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card or, if applicable, register your vote via the Internet or by telephone according to the instructions on the proxy card. If you attend the meeting, you may still choose to vote your shares personally even though you have previously designated a proxy.

We sincerely hope you will be able to attend and participate in the Company’s 2024 Annual Meeting of Shareholders. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

Sincerely yours,

Ara K. Hovnanian

Chairman of the Board

PROXY VOTING METHODS

If at the close of business on January 22, 2024, you were a shareholder of record or held shares through a broker or bank, you may vote your shares as described below or you may vote in person at the Annual Meeting of Shareholders.

To reduce our administrative and postage costs, we would appreciate if shareholders of Class A Common Stock and registered shareholders of Class B Common Stock would please vote over the Internet or by telephone, both of which are available 24 hours a day. You may revoke your proxies at the times and in the manners described on page 19 of the Proxy Statement. If you are a shareholder of record or hold shares through a broker or bank and are voting by proxy, your vote must be received by 11:59 p.m. (Eastern Time) on March 20, 2024 to be counted unless otherwise noted below.

Your Vote is Important — Thank You for Voting

TO VOTE BY PROXY:

Shareholders of Class A Common Stock
& Shareholders of Class B Common Stock:

BY INTERNET

Go to the website at www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

You will need the 16-digit Control Number included on your Notice to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE

From a touch-tone telephone, dial (800) 690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

You will need the 16-digit Control Number included on your Notice in order to vote by telephone.

BY MAIL

Request a proxy card from us by following the instructions on your Notice.

When you receive the proxy card, mark your selections on the proxy card.

Date and sign your name exactly as it appears on your proxy card.

Mail the proxy card in the postage-paid envelope that will be provided to you.

Mailed proxy cards must be received no later than March 20, 2024 to be counted for the 2024 Annual Meeting of Shareholders.

*Additional Information for Shareholders of Class B Common Stock Held in Nominee Name:

Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares are properly completed, mailed and received not less than three nor more than 20 business days prior to March 21, 2024.

HOVNANIAN ENTERPRISES, INC.

NOTICE of

ANNUAL MEETING

of SHAREHOLDERS

NOTICE IS HEREBY GIVEN

The Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Thursday, March 21, 2024, at the offices of Bilzin Sumberg Baena Price & Axelrod LLP, 1450 Brickell Avenue, 23rd Floor, Miami, FL 33131 at 9:00 a.m., Eastern Time.

FOR THE FOLLOWING MATTERS:

01

The election of the directors named herein of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors may be elected and qualified;

02

The ratification of the selection of Deloitte & Touche LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending October 31, 2024;

03 The approval of the Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan;	04 The approval of the compensation of the Company’s named executive officers in a non-binding, advisory vote;

05 The approval of an amendment to the Company’s stockholder rights plan; and	06 The transaction of such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3, 4 and 5.

Only shareholders of record at the close of business on January 22, 2024 are entitled to notice of, and to vote at, the Annual Meeting of Shareholders. Accompanying this Notice is a proxy statement, proxy card(s) and the Company’s Annual Report for the fiscal year ended October 31, 2023.

To ensure your shares are voted, you may vote your shares over the Internet, by telephone or by requesting a paper proxy card to complete, sign and return by mail. Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares are properly completed, mailed and received not less than three nor more than 20 business days prior to March 21, 2024. These voting procedures are described on pages 6 and 7 and on the proxy card.

All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy card and return it promptly, or, if applicable, to register their vote via the Internet or by telephone according to the instructions on pages 6 and 7 and on the proxy card.

By order of the Board of Directors,

ELIZABETH D. TICE

Secretary

February , 2024

TO

NOTE

________________

If you are a shareholder of record and you plan to attend the Annual Meeting of Shareholders, please mark the appropriate box on your proxy card or, if applicable, so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 90 Matawan Road, Fifth Floor, Matawan, New Jersey 07747, Attention: Elizabeth D. Tice, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or other intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting. In order to be admitted to the Annual Meeting of Shareholders, you will need a form of personal identification (such as a driver’s license) along with your Notice, proxy card or proof of Common Stock ownership. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to the Annual Meeting of Shareholders, you must present proof of your ownership of our Common Stock, such as a bank or brokerage account statement. If you do not plan to attend the Annual Meeting of Shareholders, please designate a proxy by mail or, if applicable, via the Internet or by telephone. If you choose to vote by mail, please complete, sign and date the enclosed proxy card(s) and return it promptly so that your shares will be voted. If you have received a hard copy of the proxy materials, the enclosed envelope requires no postage if mailed in the United States.

	18	General
	22	Voting Rights & Security Ownership of Certain Beneficial Owners & Management
PROPOSAL I	26	Election of Directors
	44	Meetings of the Board of Directors & Committees of the Board of Directors
PROPOSAL II	50	Ratification of the Selection of an Independent Registered Public Accounting Firm
PROPOSAL III	52	Approval of The Third Amended & Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan
PROPOSAL IV	70	Advisory Vote on Executive Compensation
PROPOSAL V	76	Approval of an Amendment to the Company’s Stockholder Rights Plan
	84	The Compensation Committee
COMPENSATION DISCUSSION & ANALYSIS	90
	91	Executive Summary
	104	Compensation Philosophy & Objectives

	112	Fiscal 2023 Compensation Elements & Compensation Mix
	115	Details of Compensation Elements
	136	Actions for Fiscal 2024
	137	Tax Deductibility & Accounting Implications
	138	Timing & Pricing of Equity Awards
	139	Stock Ownership Guidelines & Delayed Delivery Periods
EXECUTIVE COMPENSATION	142
	142	Summary Compensation Table
	146	Grants of Plan-Based Awards in Fiscal 2023
	148	Outstanding Equity Awards at Fiscal 2023 Year-End
	154	Option Exercises & Stock Vested in Fiscal 2023
	156	Nonqualified Deferred Compensation for Fiscal 2023
	160	Potential Payments Upon Termination or Change-in-Control
	164	Pay Ratio Disclosure
	166	Pay Versus Performance

171	Non-Employee Director Compensation
174	The Audit Committee
177	The Audit Committee Report
179	Fees Paid to Principal Accountant
180	Principal Accountant Independence
180	Corporate Governance
182	Board Oversight of Risk Management
186	Environmental, Social & Governance (ESG) Practices
192	Leadership Structure
192	Certain Relationships & Related Transactions
196	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 21, 2024
197	General
199	Shareholder Proposals for the 2025 Annual Meeting

APPENDIX A	Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan
APPENDIX B-1	Stockholder Rights Plan
APPENDIX B-2	Stockholder Rights Plan Amendment

GENERAL

PROXY STATEMENT

GENERAL

HOVNANIAN ENTERPRISES, INC . 90 Matawan Road, Fifth Floor, Matawan, N.J. 07747

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc. (the “Company”, “we”, “us” or “our”) for use at the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) referred to in the foregoing Notice and at any adjournment thereof.

Shares represented by properly executed proxies that are received or executed in time and not revoked will be voted in accordance with the specifications provided thereon. If no specifications are made in an executed proxy, the persons named in the accompanying proxy card(s) will vote the shares represented by such proxies (1) for the Board of Directors’ slate of directors, (2) for the ratification of the selection of Deloitte & Touche LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the fiscal year ending October 31, 2024, (3) for the approval of the Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan, (4) for the approval, in a non-binding, advisory vote, of the compensation of the Company’s named executive officers, (5) for the approval of an amendment to the Company’s stockholder rights plan and (6) on any other matters as recommended by the Board of Directors, unless contrary instructions are given.

Any person may revoke a previously designated proxy before it is exercised. If you voted by Internet, telephone or mail and are a shareholder of record, you may change your vote and revoke your proxy by (1) delivering written notice of revocation to Elizabeth Tice, Secretary, Hovnanian Enterprises, Inc., 90 Matawan Road, Fifth Floor, Matawan, N.J. 07747, provided such notice of revocation is received no later than March 20, 2024, (2) voting again by Internet or telephone at a later time before the closing of voting facilities at 11:59 p.m. (Eastern Time) on March 20, 2024, (3) submitting a properly signed proxy card with a later date that is received no later than March 21, 2024 prior to voting at the meeting or (4) revoking your proxy and voting in person at the 2024 Annual Meeting. If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the 2024 Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the applicable shares. Please note that attendance at the 2024 Annual Meeting will not by itself revoke a proxy.

We will bear the costs of soliciting proxies from the holders of our Class A Common Stock and Class B Common Stock (collectively, the “Common Stock”). We are initially soliciting these proxies by mail and electronic mail, but solicitation may be made by our directors, officers and selected other employees telephonically, electronically or by other means of communication. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners.

VOTING RIGHTS

& SECURITY OWNERSHIP

of CERTAIN BENEFICIAL

OWNERS & MANAGEMENT

The Board of Directors has set January 22, 2024 as the record date for the 2024 Annual Meeting. As of the close of business on the record date, the outstanding voting securities of the Company consisted of shares of Class A Common Stock, each share entitling the holder thereof to one vote, and shares of Class B Common Stock, each share entitling the holder thereof to ten votes if specified ownership criteria have been timely met. Other than as set forth in the table below, there are no persons known to the Company to be the beneficial owners of shares representing more than 5% of either the Company’s Class A Common Stock or Class B Common Stock, which represent the classes of the Company’s voting stock.

The following table sets forth, as of January 22, 2024, (1) the Class A Common Stock and Class B Common Stock of the Company beneficially owned by holders of more than 5% of either the Class A Common Stock or the Class B Common Stock of the Company and (2) the Class A Common Stock, Class B Common Stock and Depositary Shares of the Company beneficially owned by each Director, each nominee for Director, each executive officer named in the tables set forth under “Executive Compensation” beginning on page 142 (the “named executive officers”) and all Directors and executive officers as a group. Currently none of the Directors and executive officers own any shares of 7.625% Series A Preferred Stock.

	Class A Common Stock (1)		Class B Common Stock (1)

	Amount and Nature of Beneficial Ownership	Percent of Class (2)	Amount and Nature of Beneficial Ownership	Percent of Class (2)

Directors, Nominees for Director, Named Executive Officers & Directors and Executive Officers as a Group

Ara K. Hovnanian (3)
Robert B. Coutts
Miriam Hernandez-Kakol
Edward A. Kangas
Joseph A. Marengi
Brad G. O’Connor
Vincent Pagano Jr.
Robin Stone Sellers
J. Larry Sorsby (4)
All Directors and executive officers as a group (9 persons)

Holders of More Than 5%

Kevork S. Hovnanian Family Limited Partnership (5)
Hovnanian Family 2012 L.L.C. (6)
Trusts for Kevork S. Hovnanian’s Family (7)
Alexander Hovnanian, including as Trustee of the Trusts for Ara Hovnanian’s Family (8)

(1)

The figures in the table with respect to Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons. Shares of Class B Common Stock are convertible at any time on a share-for-share basis to Class A Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”), which generally attribute ownership to persons who have or share voting or investment power with respect to the relevant securities. Shares of Common Stock that may be acquired within 60 days upon exercise of outstanding stock options are deemed to be beneficially owned. Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Except as indicated in these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all securities shown as beneficially owned by them. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days of January 22, 2024, whether or not in-the-money, include the following: A. Hovnanian (   ), R. Coutts (   ), M. Hernandez-Kakol (   ), E. Kangas (   ), J. Marengi (   ), B. O’Connor (   ), V. Pagano (   ), R. Sellers (   ), J. Sorsby (   ) and all Directors and executive officers as a group (   ). Shares of Class B Common Stock subject to options currently exercisable or exercisable within 60 days of January 22, 2024, whether or not in-the-money, include the following: A. Hovnanian (   ).

On July 29, 2008, the Company’s Board of Directors declared a dividend of one Preferred Stock Purchase Right for each outstanding share of Class A Common Stock and Class B Common Stock (which ratio of rights to shares is subject to adjustment in accordance with the Amended Stockholder Rights Plan). The dividend was paid to stockholders of record on August 15, 2008. Subject to the terms, provisions and conditions of the Company’s Amended Stockholder Rights Plan, if the Preferred Stock Purchase Rights become exercisable, each Preferred Stock Purchase Right would initially represent the right to purchase from the Company 1/10,000th of a share of Series B Junior Preferred Stock for a per share purchase price as specified in the Amended Stockholder Rights Plan. However, prior to exercise, a Preferred Stock Purchase Right does not give its holder any rights as a stockholder, including without limitation, any dividend, voting or liquidation rights.

(2)

Based upon the number of shares outstanding plus options currently exercisable or exercisable within 60 days of January 22, 2024, held by the applicable Director,

nominee for Director, named executive officer, group or other holder.

(3)

Includes       shares of Class A Common Stock and       shares of Class B Common Stock held in family-related trusts as to which Ara Hovnanian has shared voting power and shared investment power and       shares of Class A Common Stock and       shares of Class B Common Stock held by Mr. Hovnanian’s wife. Of the       shares of Class A Common Stock and Class B Common Stock beneficially held by Mr. Hovnanian, and       shares, respectively, have been pledged as collateral for a loan with Alex Brown, which remains outstanding. Also, of the Class A Common Stock beneficially held by Mr. Hovnanian,       shares have been pledged as collateral for a loan with Morgan Stanley, which also remains outstanding.

(4)

Includes an aggregate of       shares of Class A Common Stock held by Mr. Sorsby’s wife or through a grantor retained annuity trust of which she is trustee.

(5)

Represents       shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the “Limited Partnership”). Ara Hovnanian is the managing general partner of the Limited Partnership, and accordingly, the shares held by the Limited Partnership are included in “All Directors and executive officers as a group,” but such shares are not also included in Mr. Hovnanian’s separate figure of beneficial ownership. The business address of the Family Limited Partnership is 90 Matawan Road, Fifth Floor, Matawan, New Jersey 07747.

(6)

Represents 1 share of Class A Common Stock and       shares of Class B Common Stock held by the Hovnanian Family 2012 L.L.C. (the “2012 LLC”). Ara Hovnanian is the special purpose manager with respect to investments in the Company, and accordingly, the shares held by the 2012 LLC are included in “All Directors and executive officers as a group,” but such shares are not also included in Mr. Hovnanian’s separate figure of beneficial ownership. The business address of the 2012 LLC is 90 Matawan Road, Fifth Floor, Matawan, New Jersey 07747.

(7)

Represents       shares of Class A Common Stock and       shares of Class B Common Stock held by the various trusts for the benefit of members of the family of Kevork S. Hovnanian. Ara Hovnanian is the special purpose trustee with respect to investments in the Company and, accordingly, the shares held by these trusts are included in “All Directors and executive officers as a group,” but such shares are not also included in Mr. Hovnanian’s separate figure of beneficial ownership. The business address of the trusts is 90 Matawan Road, Fifth Floor, Matawan, New Jersey 07747.

(8)

Includes shares of Class A Common Stock and shares of Class B Common Stock held by trusts for the benefit of Ara Hovnanian’s family members, and over which Mr. Alexander Hovnanian is the investment trustee with dispositive power and voting power. The business address of the trusts is 90 Matawan Road, Fifth Floor, Matawan, New Jersey 07747.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of copies of Forms 3, 4 or 5 filed by the Company on behalf of its directors and officers or otherwise provided to the Company, the Company believes that during and with respect to the year ended October 31, 2023, its officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements, except, that, due to an administrative error, one Form 4 reporting an award of Performance Share Units for each of Messrs. Ara K. Hovnanian, J. Larry Sorsby and Brad G. O’Connor was filed one day late.

PROPOSAL I

—Election of Directors

ELECTION of DIRECTORS

The Company’s Amended and Restated By-laws (the “Restated By-laws”) provide that the Board of Directors shall consist of up to eleven Directors who shall be elected annually by the shareholders. The Company’s Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent, as defined therein.

The Board of Directors has determined that a Board of Directors consisting of the eight nominees listed below is the best composition in order to satisfy both the independence requirements of the Restated Certificate of Incorporation as well as the rules of the New York Stock Exchange (the “NYSE”). The Board of Directors has also determined that Mr. Coutts, Ms. Hernandez-Kakol, Mr. Kangas, Mr. Marengi, Mr. Pagano and Ms. Sellers are independent as defined under the Restated Certificate of Incorporation and the NYSE rules. The Restated Certificate of Incorporation may be found on the Company’s website at www.khov. com under “Investor Relations”, “Corporate Governance.”

The following individuals have been recommended to the Board of Directors by the Corporate Governance and Nominating Committee and approved by the Board of Directors to serve as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

In the event that any of the nominees for Director should become unavailable to serve as a Director, it is intended that the shares represented by proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director. Proxies cannot be voted for a greater number of persons than the number of nominees shown below.

BOARD of DIRECTORS

Name	Age	Company Affiliation	Year First Became a Director

Ara K. Hovnanian	66	President, Chief Executive Officer, Chairman of the Board & Director	1981
Robert B. Coutts	73	Independent Director	2006
Miriam Hernandez-Kakol	70	Independent Director	2022
Edward A. Kangas	79	Lead Independent Director	2002
Joseph A. Marengi	70	Independent Director	2006
Vincent Pagano Jr.	73	Independent Director	2013
Robin Stone Sellers	71	Independent Director	2018
J. Larry Sorsby	68	Director	1997

COMPOSITION

The Board of Directors seeks to ensure that the Board of Directors is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board of Directors to satisfy its oversight responsibilities effectively. As discussed below under “Corporate Governance and Nominating Committee” beginning on page 46, a slate of Directors to be nominated for election at the annual shareholders’ meeting each year is approved by the Board of Directors after recommendation by the Corporate Governance and Nominating Committee. In the case of a vacancy on the Board of Directors (other than one resulting from removal by shareholders), the Corporate Governance and Nominating Committee will identify individuals believed to be qualified candidates to serve on the Board of Directors and shall review the candidates who have met those qualifications with the Company’s Chairman, who will determine if the candidate is eligible for recommendation by the Corporate Governance and Nominating Committee to the full Board of Directors. If recommended, the Board of Directors will then approve a director nominee to fill the vacancy on the Board of Directors.

COMPOSITION

In identifying candidates for Director, the Corporate Governance and Nominating Committee, the Chairman and the Board of Directors take into account (1) the comments and recommendations of members of the Board of Directors regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new board members that may be identified in connection with the self-assessments described below under “Corporate Governance and Nominating Committee” beginning on page 46, (2) the requisite expertise and diverse backgrounds of the Board of Directors’ overall membership composition, (3) the independence of non-employee Directors and possible conflicts of interest of existing and potential members of the Board of Directors and (4) all other factors such bodies and persons consider appropriate. Although the Company has no formal policy regarding diversity, the Corporate Governance and Nominating Committee and the Board of Directors include diversity as one of several criteria that they consider in connection with selecting candidates for the Board of Directors. The Board of Directors seeks to ensure that it is composed of members whose background, expertise, qualifications, attributes and skills, when taken together, allow the Board of Directors to satisfy its oversight responsibilities effectively. Our current Board of Directors includes two individuals who identify as female and one who identifies as a racial minority.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Corporate Governance and Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth below on pages 35 to 42. In particular, the Corporate Governance and Nominating Committee and the Board of Directors considered, with regard to:

COMPOSITION

Mr. Coutts, his strong background in the manufacturing sector and technology and program experience, believing that his experience with a large multinational corporation engaged in the manufacture of complicated products and experience managing significant Defense and National Interest cyber and systems programs is invaluable in evaluating the multiple integrated processes in the homebuilding business and also valuable in performance management and other aspects of the Company’s operations;

Ms. Hernandez-Kakol, her significant experience, expertise and background in growing enterprises and executing strategy and her broad perspective brought by her track record of successfully bringing new solutions to market to drive growth;

Mr. Kangas, his significant experience, expertise and background in accounting matters, including the broad perspective brought by his experience in advising clients in many diverse industries;

Mr. Marengi, his strong background in the technology sector, because new technologies and their cost and benefit analyses and vigilance in the areas of cybersecurity and data protection are important to the Company;

Mr. Pagano, his significant experience, expertise and background in legal and capital markets matters, including the broad perspective brought by his experience in advising clients in the homebuilding industry and many other diverse industries;

Ms. Sellers, her strong background in the real estate and home sales industries and her broad perspective brought by experience in advising clients in real estate and other industries and her experience managing and advising worldwide residential marketing and sales businesses;

Mr. Hovnanian, our Chief Executive Officer and Chairman of the Board, his more than forty years of experience with the Company; and

Mr. Sorsby, our former Chief Financial Officer, his more than thirty-five years of experience with the Company.

Board of Directors’ Experience Matrix	Ara K. Hovnanian**	Robert B. Coutts	Miriam Hernandez-Kakol	Edward A. Kangas*	Joseph A. Marengi	Vincent Pagano Jr.	Robin Stone Sellers	J. Larry Sorsby**

Enterprise Leadership Experience as a senior executive of a large commercial organization.	✓	✓	✓	✓	✓	✓	✓	✓
Homebuilding/Real Estate Professional experience in acquiring, managing or selling of residential real estate.	✓					✓	✓	✓
Financial Professional experience in preparing, auditing or evaluating financial statements or in the management of commercial investments.	✓	✓	✓	✓	✓	✓	✓	✓
Technology/Cybersecurity Experience in the management of technology applications and/or cybersecurity risk.		✓	✓		✓
Public Company Experience serving as a director of another public company.		✓		✓	✓	✓
Risk Management Experience with the implementation of strategic risk plans and/or the management of the associated risks.	✓	✓	✓	✓	✓	✓	✓	✓
Human Capital Experience in attracting, developing and retaining of talent and/or succession planning.	✓	✓	✓	✓	✓	✓	✓	✓
Sales & Marketing Experience in the operation and management of sales and marketing strategies, branding and consumer trends.	✓		✓	✓	✓		✓	✓
Corporate Governance Experience in corporate governance for a public company.	✓	✓		✓	✓	✓		✓

*Lead Independent Director **Non-Independent Director

BOARD of DIRECTORS

NOMINEES’ BIOGRAPHIES

ARA K.

HOVNANIAN

President, Chief Executive Officer,

Chairman of the Board & Director

Mr. Hovnanian has been Chief Executive Officer since July 1997 after being appointed President in 1988 and Executive Vice President in 1983. Mr. Hovnanian joined the Company in 1979, has been a Director of the Company since 1981 and was Vice Chairman from 1998 through November 2009. In November 2009, he was elected Chairman of the Board following the death of Kevork S. Hovnanian, the chairman and founder of the Company and the father of Mr. Hovnanian.

NOMINEES’ BIOGRAPHIES

Mr. Coutts retired from the position of Executive Vice President of Lockheed Martin Corporation (NYSE), which he held from 2000 to 2008. Previously, Mr. Coutts was President and Chief Operating Officer of the former Electronics Sector of Lockheed Martin from 1998 to 2000. He was elected an officer by the Board of Directors of Lockheed Martin in December 1996. Mr. Coutts held management positions with General Electric Corporation (NYSE) from 1972 to 1993 and was with GE Aerospace when it became part of Lockheed Martin in 1993. Mr. Coutts is the retired Chairman of Sandia Corporation, a subsidiary of Lockheed Martin Corporation, served on the Board of Directors, Compensation Committee and Corporate Governance Committee of Stanley Black and Decker (NYSE) and currently serves on the Board of Directors of Siemens Government Technologies, Inc., where he is Chairman of the Compensation Committee. Mr. Coutts is a member of the Board of the Baltimore Symphony Orchestra and on the investment committee of Wesley Theological Seminary. He was elected as a Director of Hovnanian Enterprises, Inc. in March 2006 and is a member of the Company’s Audit Committee and Compensation Committee.

ROBERT B. COUTTS

Independent Director

NOMINEES’ BIOGRAPHIES

Ms. Hernandez-Kakol retired from the position of Senior Partner and Global Head of Management Consulting Practice of KPMG LLP, which she held from May 2019 to October 2021. She has served on the Toyota Financial Services Bank (TFSB) Board since September 2022 and is a member of TFSB’s Audit, Risk and Community Reconstruction Act committees. In January 2023 she was elected to the LPGA Foundation Board. Ms. Hernandez-Kakol is NACD Directorship Certified®. Previously, she led the Global Customer and Operations practice at KPMG from 2015 to 2019. Prior to KPMG, Ms. Hernandez-Kakol was at BearingPoint from 2003 to 2008 as Managing Director and Senior Vice President. She rejoined KPMG in 2008, holding various partner roles. She also held various positions at Telcordia Technologies from 1988 to 1999. Ms. Hernandez-Kakol has served on the board of Junior Achievement of NJ, the Hispanic Information Technology Executive Council (HITEC), KPMG’s Women’s Advisory Board and the STEM Committee of the National Academy Foundation. Ms. Hernandez-Kakol was elected as a Director of Hovnanian Enterprises, Inc. in January 2022 and is a member of the Company’s Audit Committee and a member of the Compensation Committee.

MIRIAM HERNANDEZ-KAKOL

Independent Director

NOMINEES’ BIOGRAPHIES

Mr. Kangas was the Global Chairman and Chief Executive Officer of Deloitte from December 1989 to May 2000, when he retired. He served as the Chairman of the Board of Deutsche Bank USA Corporation from 2015 to 2022. He served as Lead Director at United Technologies from 2010 to 2018. He was on the Board of Directors of IntelSat (NYSE) from 2012 to 2022, Tenet Healthcare Corporation (NYSE) from 2003 to 2019, Intuit from 2007 to 2016, AllScripts, Inc. (Nasdaq) from 2008 to 2012 and Vivus Inc. (Nasdaq) from 2018 to 2020. Mr. Kangas is a former Chairman of the Board of the National Multiple Sclerosis Society. Mr. Kangas was elected as a Director of Hovnanian Enterprises, Inc. in September 2002, is Lead Independent Director of the Company’s Board of Directors, Chairman of the Company’s Audit Committee and a member of the Company’s Compensation Committee and Corporate Governance and Nominating Committee.

EDWARD A. KANGAS

Lead Independent Director

NOMINEES’ BIOGRAPHIES

Mr. Marengi, from July 2007 to March 2012, served as a Venture Partner for Austin Ventures. Prior to that, Mr. Marengi served as senior vice president for the Commercial Business Group of Dell Inc. (Nasdaq). In this role, Mr. Marengi was responsible for the Dell units serving medium business, large corporate, government, education and healthcare customers in the United States. Mr. Marengi joined Dell in July 1997 from Novell Inc. (Nasdaq), where he was president and chief operating officer. Mr. Marengi also served on the Boards of Directors of Quantum Corporation (NYSE) from 2008 to 2013 and Entorian Technologies, Inc. (formerly, the OTC Markets) from 2008 to 2012. Mr. Marengi was elected to the Board of Directors of Hovnanian Enterprises, Inc. in March 2006 and is the Chairman of the Company’s Compensation Committee and a member of the Company’s Audit Committee and Corporate Governance and Nominating Committee.

JOSEPH A. MARENGI

Independent Director

NOMINEES’ BIOGRAPHIES

Mr. Pagano was a partner at the law firm of Simpson Thacher & Bartlett LLP until his retirement at the end of 2012. He was the head of the firm’s capital markets practice from 1999 to 2012 and, before that, administrative partner of the firm from 1996 to 1999. He was a member of the firm’s executive committee during nearly all of the 1996 - 2012 period. He serves on the Board of Directors of Cheniere Energy Partners GP, LLC, the general partner of Cheniere Energy Partners (NYSE MKT), where he is chairman of the Conflicts Committee and a member of the Audit Committee, and also served on the Board of Directors of L3 Technologies, Inc. (NYSE) from 2013 until L3’s merger with Harris Corporation in 2019, where he was chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee. Mr. Pagano was elected to the Board of Directors of Hovnanian Enterprises, Inc. in March 2013, is the Chairman of the Company’s Corporate Governance and Nominating Committee and is a member of the Company’s Audit Committee.

VINCENT PAGANO JR.

Independent Director

NOMINEES’ BIOGRAPHIES

Ms. Sellers most recently served as Chief Executive Officer of Christie’s International Real Estate from 2012 through 2014. As CEO of Christie’s, Ms. Sellers was responsible for all aspects of the company’s business, including its global sales, marketing strategy, new development projects and finance groups. Ms. Sellers was CEO of Crossroads Property Strategies from 2008 to 2012 and head of real estate and a partner at McKinsey & Company from 1989 through 2007. From 1978 through 1989, Ms. Sellers practiced law in the real estate departments of two major New York City law firms. Ms. Sellers is a member of the Board of Advisors of the Weitzman School of Design at the University of Pennsylvania, is a member of the Board of Directors of Forbes Global Properties, a private real estate marketing firm, where she was Chair of the Board from 2019 through 2023. She is also the founder of First Chance, an organization that pays bail for indigent women in Palm Beach County, Florida. Ms. Sellers was elected to the Board of Directors of Hovnanian Enterprises, Inc. in June 2018 and is a member of the Company’s Audit Committee and Corporate Governance and Nominating Committee.

ROBIN STONE SELLERS

Independent Director

NOMINEES’ BIOGRAPHIES

Mr. Sorsby retired in October 2023 from the positions of Chief Financial Officer of Hovnanian Enterprises, Inc. which he held since 1996 and Executive Vice President which he held since November 2000. Previously, Mr. Sorsby was also Senior Vice President from March 1991 to November 2000. He was elected as a Director of the Company in 1997. From 2013 through 2023, he served as Chairman of the Board of Visitors for Urology at The Children’s Hospital of Philadelphia (“CHOP”) and also served on the Foundation Board of Advisors at CHOP from 2015 through 2023.

J. LARRY SORSBY

Director

MEETINGS of the BOARD of DIRECTORS & COMMITTEES of the BOARD OF DIRECTORS

MEETINGS & COMMITTEES

During the year ended October 31, 2023, the Board of Directors held six meetings. In addition, Directors considered Company matters and had communications with the Chairman of the Board of Directors and others outside of formal meetings. During the fiscal year ended October 31, 2023, each current Director attended 100% of the meetings of the Board of Directors and five of six Directors attended 100% of the Committee meetings on which each Director served, with one Director attending 94% of such meetings. The Company’s Corporate Governance Guidelines (“Governance Guidelines”) provide that directors are expected to attend the Annual Meeting of Shareholders. All of the current members of the Board of Directors attended the Annual Meeting of Shareholders held on March 28, 2023.

AUDIT COMMITTEE

The members of the Audit Committee of the Board of Directors during the fiscal year ended October 31, 2023 were Mr. Kangas, Mr. Coutts, Ms. Hernandez-Kakol, Mr. Marengi, Mr. Pagano and Ms. Sellers. The Board of Directors has determined that all of the members of the Audit Committee meet the standards for independence in our Corporate Governance Guidelines (the “Governance Guidelines”), which are available on the Company’s website at www.khov.com under “Investor Relations”, “Corporate Governance”, and the independence requirements mandated by the NYSE listing standards. During the fiscal year ended October 31, 2023, the Audit Committee met on twelve occasions.

The Audit Committee is currently chaired by Mr. Kangas and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company’s independent registered public accounting firm and meeting with them to review the results of their work as well as their recommendations. The Audit Committee selects the Company’s independent registered public accounting firm and also approves and reviews their fees. The Audit Committee is also responsible for the oversight of the Company’s Internal Audit Department. The Vice President of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company’s compliance with certain Company procedures which are designed to enhance management’s understanding of operating issues and the results of the Audit Department’s annual audits of the various aspects of the Company’s business. For additional information related to the Audit Committee, see “The Audit Committee” beginning on page 174. The duties and responsibilities of the Audit Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

MEETINGS & COMMITTEES

COMPENSATION COMMITTEE

The members of the Compensation Committee of the Board of Directors during the fiscal year ended October 31, 2023 were Mr. Marengi, Mr. Coutts, Ms. Hernandez-Kakol and Mr. Kangas. The Board of Directors has determined that all of the members of the Compensation Committee meet the standards for independence in our Governance Guidelines and the independence requirements mandated by the rules of the NYSE and SEC. In addition, all members of the Compensation Committee qualify as “Non-Employee Directors” for purposes of Rule 16b-3 under Exchange Act.

The Compensation Committee is currently chaired by Mr. Marengi and is responsible for reviewing salaries, bonuses and other forms of compensation for the Company’s senior executives, key management employees and non-employee Directors and is active in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria used and factors considered by the Compensation Committee in reviewing and determining executive compensation, see “The Compensation Committee” and “Compensation Discussion and Analysis” below. During the fiscal year ended October 31, 2023, the Compensation Committee met on five occasions. The duties and responsibilities of the Compensation Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

CORPORATE GOVERNANCE & NOMINATING COMMITTEE

The members of the Corporate Governance and Nominating Committee of the Board of Directors are Messrs. Pagano, Kangas and Marengi and Ms. Sellers. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee meet the standards for independence in our Governance Guidelines and the independence requirements mandated by the NYSE listing standards. During the fiscal year ended October 31, 2023, the Corporate Governance and Nominating Committee met on four occasions.

The Corporate Governance and Nominating Committee is currently chaired by Mr. Pagano. The Corporate Governance and Nominating Committee is responsible for corporate governance matters, reviewing and recommending nominees for the Board of Directors, succession planning, ESG and cybersecurity risk oversight and other Board-related policies. The Corporate Governance and Nominating Committee also oversees the annual performance evaluation of the Board of Directors and its committees to determine if the Board and its committees are functioning effectively, the Board of Directors’ periodic review of the Governance Guidelines and compliance with the Company’s Related Person Transaction Policy. With respect to the annual performance evaluation, the Company’s Governance Guidelines require that each Director annually prepares an assessment of each Board committee on which such Director serves as well as of the full Board of Directors as to the effectiveness of each such committee and the full Board of Directors and any recommendations for improvement. The results of the self-evaluation are reported to the Board.

In conducting its nomination function, among other factors, the Corporate Governance and Nominating Committee generally considers the size of the Board of Directors best suited to fulfill its responsibilities, the Board of Directors’ overall membership composition to ensure the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds, the independence of non-employee directors and possible conflicts of interest of existing and potential members of the Board of Directors, as more fully described under “Proposal 1—Election of Directors—Board of Directors—Composition” above.

The Company does not have a specific policy regarding shareholder nominations of potential directors to the Board of Directors, other than through the process described under “Shareholder Proposals for the 2025 Annual Meeting” below. The Corporate Governance and Nominating Committee will consider director candidates recommended by shareholders in the same manner as it considers candidates recommended by others, including the Board of Directors. Possible nominees to the Board of Directors may be suggested by any Director and given to the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee may seek potential nominees and engage search consultants to assist it in identifying potential nominees. The Corporate Governance and Nominating Committee’s charter provides that it shall consider all factors it considers appropriate, including the benefits of racial and gender diversity. The Corporate Governance and Nominating Committee recommends to the Board of Directors a slate of nominees for the Board of Directors for inclusion in the matters to be voted upon at each Annual Meeting. The Company’s Restated By-laws provide that Directors need not be shareholders. Vacancies on the Board of Directors, other than those resulting from removal by shareholders, may be filled by action of the Board of Directors.

MEETINGS & COMMITTEES

The duties and responsibilities of the Corporate Governance and Nominating Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance”, and the Governance Guidelines are available at the same website address under “Investor Relations”, “Corporate Governance/Guidelines.”

STRATEGY COMMITTEE

Effective November 1, 2023, the Board established the Strategy Committee. The Strategy Committee is responsible for setting the agenda for discussions by, and providing other assistance to, the Board of Directors with respect to identifying and setting strategic goals and the methods to achieve such goals, identifying opportunities to create value for the Company’s stockholders, evaluating and executing strategic transactions, and recommending strategy related topics for the Board of Directors’ meetings.

The members of the Strategy Committee of the Board of Directors are Messrs. Hovnanian, Sorsby and Kangas. The Strategy Committee is currently chaired by Mr. Hovnanian. Since the Strategy Committee was not formed until after fiscal 2023, the Committee did not meet during the fiscal year ended October 31, 2023. The duties and responsibilities of the Strategy Committee are set forth in its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

VOTE REQUIRED

The election of the nominees to the Company’s Board of Directors for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company, and until their respective successors are elected and qualified, requires that each director be elected by the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2024 Annual Meeting. In determining whether each director has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because such shares are not considered votes cast.

Mr. Hovnanian and others with voting power over the shares held by the members of the family of Kevork S. Hovnanian (the “Hovnanian Family”) and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of the nominees named in this proposal. Because of their collective voting power, these nominees are assured election.

Our Board of Directors recommends that shareholders vote FOR the election of the nominees named in this proposal to the Company’s Board of Directors.

PROPOSAL II

—Ratification of the Selection
of an Independent Registered
Public Accounting Firm

PROPOSAL II

The selection of an independent registered public accounting firm to audit financial statements of the Company to be made available or transmitted to shareholders and to be filed with the SEC for the fiscal year ending October 31, 2024 is submitted to this 2024 Annual Meeting for ratification. Deloitte & Touche LLP has been selected by the Audit Committee of the Company to audit such financial statements. In the event that the shareholders fail to ratify the appointment, the Audit Committee will consider the view of the shareholders in determining its selection of the Company’s independent registered public accounting firm for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a new independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The Company has been advised that representatives of Deloitte & Touche LLP will attend the 2024 Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representatives so desire.

VOTE REQUIRED

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to examine financial statements of the Company for the year ending October 31, 2024 requires the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2024 Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no impact on such matter because such shares are not considered votes cast.

Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of this proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending October 31, 2024.

PROPOSAL III

—Approval of the Third
Amended And Restated 2020
Hovnanian Enterprises, Inc.
Stock Incentive Plan

PROPOSAL III

Shareholders are being asked to consider and approve a proposal to further amend and restate the Second Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan (as proposed to be amended, the “Amended Plan”). The Amended Plan, if approved, will permit the Company to continue making equity-based and other incentive awards to its employees, directors and consultants in a manner intended to properly incentivize such individuals by aligning their interest with the interests of the Company’s shareholders. The Company has been granting equity-based incentive awards under the existing Second Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “Existing Plan”), however, the Company presently has insufficient shares of Common Stock (“Shares”) remaining available for future grants under the Existing Plan to make equity grants at a level that would be commensurate with the Company’s past practices and performance. As of the January 22, 2024 record date for the 2024 Annual Meeting, approximately       Shares (the “Remaining Reserve”) remained available for future grants of awards under the Existing Plan. The proposed Amended Plan will have a reserve of up to       Shares for future grants, which represents an increase of 300,000 Shares above the current Remaining Reserve and an increase of 1,150,000 Shares above the initial reserve of 565,000 Shares that had been initially approved under the 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan when it was originally adopted in 2020 (the “Original Plan”). The Amended Plan is substantially identical to the Existing Plan, except for the contemplated Share reserve increase. The number and type of awards that may be granted under the Amended Plan are not determinable at this time as the Compensation Committee or the Board, as applicable, will make these determinations in its sole discretion.

The principal purpose of the proposed Amended Plan is to facilitate the ability to grant contemplated long-term performance awards to key employees, directors and consultants of the Company. As described below under “Compensation Discussion and Analysis,” equity-based awards have historically formed a significant portion of our total compensation in order to align key employees’ and directors’ interests with those of our shareholders. Our ability to make equity-based awards helps us attract, retain and motivate key employees and directors as well as foster long-term value-creation.

The Company’s Board of Directors has approved the adoption of the Amended Plan and, if the Amended Plan is approved by shareholders at the 2024 Annual Meeting, it will become immediately effective as of the date of the 2024 Annual Meeting. If shareholders do not approve the Amended Plan, the Existing Plan will continue to remain in effect according to its terms, and we may continue to make awards (subject to the Remaining Reserve) under the Existing Plan.

For a discussion of the Amended Plan, see “Material Features of the Amended Plan” below. The Amended Plan is set forth in Appendix A hereto.

BURN RATE AND DILUTION ANALYSIS

In reaching our conclusion as to the appropriateness of the additional share proposal, we reviewed key metrics that are typically used to evaluate such proposals. One such metric many investors use is a calculation that quantifies how quickly a company uses its shareholder capital. The total number of Shares issuable under awards we have granted under the Existing Plan, as a percentage of our annual weighted average Shares outstanding (commonly referred to as the “burn rate”), has been on average 3.1% over the last three completed fiscal years.

As applicable for the performance-based awards, this calculation is based on the amount of Shares issuable at the actual level of performance under awards as of the dates they were vested, except for market share unit (“MSU”) grants that are not subject to financial performance conditions in addition to the stock price performance conditions and which are included at target as of the dates they were granted and subsequently adjusted to reflect actual earnings levels above target based on actual stock price performance achievement. In addition to burn rate, many investors look at the economic effect of dilution. Assuming all Shares of the Company being requested to be included as the share reserve under the Amended Plan pursuant to this proposal were fully dilutive as of January 22, 2024, the dilutive effect of the increased number of shares above the Remaining Reserve on all outstanding Shares would be approximately       %.

When evaluating our burn rate and shareholder dilution as described above and related analysis and recommendations by Institutional Shareholder Services (“ISS”), we believe that shareholders should take into consideration the following relevant factors:

The dollar value of our annual equity grants is market standard for a company with our level of revenue and EBIT performance. However, due to our debt level, our award levels may appear disproportionate when compared to our market capitalization. Accordingly, if ISS used our enterprise value (which accounts for debt) instead of market capitalization to calculate our Shareholder Value Transfer (“SVT”), we would be more in line with ISS benchmarks.

In 2019 and 2020, ISS compared us to Non-Russell 3000 companies with higher burn rate benchmarks. Beginning in 2021, ISS started comparing us to Russell 3000 companies which resulted in our burn rate benchmarks falling dramatically. However, due to the lag in reporting performance awards in the burn rate, our 2019 and 2020 grants which were made under higher burn rate benchmarks are now being reflected in our burn rate analysis even though we are being measured against a lower benchmark. Accordingly, under ISS’ evaluation protocols, our award levels that were appropriate when granted are nevertheless adversely impacting our analysis now.

Because we traditionally net settle our equity awards to satisfy tax withholding, ISS’ burn rate and dilution calculations are artificially high as their calculations are based on gross shares rather than net shares issued.

Our burn rate includes time-based MSUs at deemed target level performance when granted. Any incremental shares earned over target are added to the burn rate calculation in the year earned. However, in certain years our MSUs paid out at less than target level, without a corresponding reduction adjustment to our burn rate.

Our Board of Directors recommends that shareholders vote FOR the approval of the Amended Plan.

MATERIAL FEATURES OF THE AMENDED PLAN

The following is a brief summary of the material features of the Amended Plan. Because this is only a summary, it does not contain all the information about the Amended Plan that may be important to you and is qualified in its entirety by the full text of the Amended Plan as set forth in Appendix A hereto.

PURPOSE

The purpose of the Amended Plan is to aid the Company and its affiliates in recruiting and retaining key employees, directors and consultants of outstanding ability and to motivate those employees, directors and consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of “Awards”, which consist of options, stock appreciation rights or other stock-based Awards (including performance-based Awards) granted pursuant to the Amended Plan. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Amended Plan if they are selected by the Compensation Committee of the Board of Directors (the “Committee”) to participate in the Amended Plan (any such individual, a “Participant”). For the fiscal year ended October 31, 2023, approximately 81 employees, 6 directors (includes non-employee directors only) and no consultants were selected by the Committee to participate in the Existing Plan. The Company anticipates that future participation by employees and directors under the Amended Plan will be similar to their historical participation under the Existing Plan.

ADMINISTRATION

The Amended Plan is generally administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each intended to be “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which shares of Common Stock of the Company are listed or admitted to trading; provided, however, that any action permitted to be taken by the Committee may be taken by the Board of Directors in its discretion. Additionally, if the Company’s Chief Executive Officer is serving as a member of the Board of Directors, the Board of Directors may by specific resolution constitute the Chief Executive Officer as a “committee of one” with the authority to grant Awards covering up to 40,000 Shares per fiscal year to certain non-executive officer Participants.

AWARDS

Awards are determined (“granted”) by the Committee and are subject to the terms and conditions stated in the Amended Plan and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine. Under the terms of the Amended Plan, vesting of (or lapsing of restrictions on) an Award at the time of grant may not occur any more rapidly than on the first anniversary of the grant date for such Award (or the date of commencement of employment or service, in the case of a grant made in connection with a Participant’s commencement of employment or service), other than (i) in connection with a Change in Control (as defined in the Amended Plan) or (ii) as a result of a Participant’s death, retirement, disability or involuntary termination of employment without cause; provided, that such minimum vesting condition will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the Absolute Share Limit, as defined and described below under “Limitations.” However, the Committee retains the ability under the Amended Plan to waive terms and conditions applicable to an Award after the time of grant (including with respect to the ability to accelerate or waive vesting conditions) in connection with a Participant’s death or disability. Any stock options or stock appreciation rights granted must have a per share exercise price that is not less than 100% of the fair market value of the Company’s Common Stock underlying such awards on the date an award is granted (other than in the case of awards granted in substitution of previously granted awards). The maximum term for stock options and stock appreciation rights granted under the Amended Plan is ten years from the initial date of grant.

EFFECT OF CERTAIN EVENTS ON AMENDED PLAN AND AWARDS

In the event of any change in the outstanding Shares of Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Common Stock other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (1) the number or kind of Common Stock or other securities that may be issued as set forth in the Amended Plan or pursuant to outstanding Awards, (2) the exercise price relating to outstanding options or stock appreciation rights, (3) the maximum number or amount of Awards that may be granted to a Participant during a fiscal year and/or (4) any other affected terms of such Awards. Except as otherwise provided in an Award agreement, in the event of a Change in Control, (1) outstanding Awards will be subject to “double-triggered” vesting protection in the event that the Participant is involuntarily terminated without “cause” or terminates for “good reason” within the two year period following such Change in Control, (2) any service-based vesting condition will be deemed fully satisfied if the Company’s Shares cease to be publicly traded on a national securities exchange and (3) performance-based vesting conditions with respect to Awards will be deemed achieved based on the Share price in effect immediately prior to the Change in Control (in the case of vesting conditions linked to Share price) or based on deemed target level performance achievement (in the case of other performance-vesting conditions). Additionally, in the event that the Company or other surviving entity following the Change in Control will not be assuming outstanding Awards following the Change in Control, vesting of outstanding Awards will be automatically accelerated and such Awards will then be canceled in exchange for a payment in cash or other property equal to the value thereof as determined by the Committee which, in the case of options and stock appreciation rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares of Common Stock of the Company subject to such options or stock appreciation rights (or, if no consideration is paid in any such transaction, the fair market value of the Shares of Common Stock of the Company subject to such options or stock appreciation rights) over the aggregate exercise price of such options or stock appreciation rights.

LIMITATIONS

The Amended Plan provides that the total number of Shares of Common Stock of the Company that may be issued under the Amended Plan is 1,715,000 (the “Absolute Share Limit”). The number of Shares covered by Awards granted under the Amended Plan and awards that were outstanding under the Company’s 2012 Amended and Restated Stock Incentive Plan (the “2012 Plan”) as of the date the Existing Plan was initially approved by shareholders that terminate or lapse without the payment of consideration will be available for future grants under the Amended Plan. The Amended Plan also provides that the maximum number of Shares subject to Awards granted during a calendar year to any non-employee director serving on the Board, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $600,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

No Award may be granted under the Amended Plan after the tenth anniversary of January 24, 2020 (i.e., the date when the Board of Directors initially adopted the Original Plan), but Awards theretofore granted may be extended beyond that date.

The Amended Plan generally prohibits the Company from taking actions that would constitute a “repricing” of stock options or stock appreciation rights (for example, lowering exercise prices for outstanding Awards). Additionally, the Amended Plan precludes the payment of dividends or dividend equivalent rights on Awards unless and until the corresponding Award has vested in accordance with its terms.

AMENDMENT AND TERMINATION

The Committee may amend, alter or discontinue the Amended Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as provided in the Amended Plan in connection with adjustments in certain corporate events), increase the total number of Shares of Common Stock of the Company reserved for the purposes of the Amended Plan or change the maximum number of Shares of Common Stock of the Company for which Awards may be granted to any Participant or amend the prohibitions on repricing set forth above or (b) without the consent of a Participant, would materially impair any of the rights or obligations under any Award theretofore granted to such Participant under the Amended Plan; provided, however, that the Committee may amend the Amended Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable laws. The Committee may not amend, alter or discontinue the provisions relating to a Change in Control after the occurrence of a Change in Control.

CLAWBACK/FORFEITURE

Any Awards granted under the Amended Plan may be subject to reduction, cancellation, forfeiture or recoupment to the extent required by applicable law or listed company rules, to the extent otherwise provided in an Award agreement at the time of grant or as determined pursuant to the Company’s recoupment policy.

NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, and subject to the conditions stated in the Amended Plan, a Participant may transfer an option (other than an option that is also an incentive stock option granted pursuant to the Amended Plan) or stock appreciation right in whole or in part by gift or domestic relations order to a family member of the Participant. Under no circumstances will the Committee permit the transfer of an Award for value.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

Stock Options

An employee to whom an incentive stock option (“ISO”) that qualifies under Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such ISO. However, upon the exercise of an ISO, special alternative minimum tax rules apply for the employee.

When the employee sells Shares acquired through the exercise of an ISO more than one year after the date of transfer of such Shares and more than two years after the date of grant of such ISO, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such Shares and the option price. If the employee does not hold such Shares for this period, when the employee sells such Shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

An employee to whom an option that is not an ISO (a “non-qualified option”) is granted will not recognize income at the time of grant of such option. When such employee exercises a non-qualified option, the employee will recognize ordinary compensation income equal to the excess, if any, of the fair market value as of the date of a non-qualified option exercise of the Shares the employee receives, over the option exercise price. The tax basis of such Shares will be equal to the exercise price paid plus the amount includable in the employee’s gross income, and the employee’s holding period for such Shares will commence on the day after which the employee recognized taxable income in respect of such Shares. Any subsequent sale of the Shares by the employee will result in long- or short-term capital gain or loss, depending on the applicable holding period. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary compensation income recognized by the employee. Any such compensation includable in the gross income of an employee in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.

Restricted Stock

Unless an election is made by the Participant under Section 83(b) of the Code, the grant of an Award of restricted stock will have no immediate tax consequences to the Participant. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the Participant and the Company), a Participant will recognize ordinary income in an amount equal to the product of (a) the fair market value of a share of Common Stock of the Company on the date on which the restrictions lapse, less any amount paid with respect to the Award of restricted stock, multiplied by (b) the number of Shares of restricted stock with respect to which restrictions lapse on such date. The Participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The Participant’s holding period will commence on the date on which the restrictions lapse.

A Participant may make an election under Section 83(b) of the Code within 30 days after the date of transfer of an Award of restricted stock to recognize ordinary income on the date of award based on the fair market value of Common Stock of the Company on such date. An employee making such an election will have a tax basis in the Shares of restricted stock equal to the sum of the amount the employee recognizes as ordinary income and any amount paid for such restricted stock, and the employee’s holding period for such restricted stock for tax purposes will commence on the date after such date.

With respect to Shares of restricted stock upon which restrictions have lapsed, when the employee sells such Shares, the employee will recognize capital gain or loss consistent with the treatment of the sale of Shares received upon the exercise of non-qualified options, as described above.

Stock Units

A Participant to whom a restricted stock unit (“RSU”) is granted generally will not recognize income at the time of grant (although the Participant may become subject to employment taxes when the right to receive Shares becomes “vested” due to retirement eligibility or otherwise). Upon delivery of Shares of Common Stock of the Company in respect of an RSU, a Participant will recognize ordinary income in an amount equal to the product of (a) the fair market value of a Share of Common Stock of the Company on the date on which the Common Stock of the Company is delivered, multiplied by (b) the number of Shares of Common Stock of the Company delivered.

Other Stock-based Awards

With respect to other stock-based Awards paid in cash or Common Stock, Participants will generally recognize income equal to the fair market value of the Award on the date on which the Award is delivered to the recipient.

Code Section 409A

Section 409A (“Section 409A”) of the Code generally sets forth rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) upon the service provider who is entitled to receive the deferred compensation. Certain Awards that may be granted under the Amended Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. While the Committee intends to administer and operate the Amended Plan and establish terms (or make required amendments) with respect to Awards subject to Section 409A in a manner that will avoid the imposition of additional taxation under Section 409A upon a Participant, there can be no assurance that additional taxation under Section 409A will be avoided in all cases. In the event the Company is required to delay delivery of Shares or any other payment under an Award in order to avoid the imposition of an additional tax under Section 409A, the Company will deliver such Shares (or make such payment) on the first day that would not result in the Participant incurring any tax liability under Section 409A. The Committee may amend the Amended Plan and outstanding Awards to preserve the intended benefits of Awards granted under the Amended Plan and to avoid the imposition of an additional tax under Section 409A.

General

Ordinary income recognized by virtue of the exercise of non-qualified options, the lapse of restrictions on restricted stock or RSUs or payments made in cash or Shares of Common Stock of the Company is subject to applicable tax withholding as required by law.

The Company generally will be entitled to a federal tax deduction to the extent permitted by the Code at the time and in the amount that ordinary income is recognized by Participants.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or other Awards or to their employers or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

STOCK AWARDS PREVIOUSLY GRANTED UNDER THE EXISTING PLAN

The following table sets forth information as of January 22, 2024, on the awards granted under the Existing Plan since its adoption and after giving effect to Shares forfeited and reincluded in the Existing Plan pool. The closing price of the Class A Common Stock on the NYSE on January 22, 2024 (the record date for the 2024 Annual Meeting) was $       per Share (Shares of Class B Common Stock convert on a one-for-one basis to Shares of Class A Common Stock).

	Stock Option	Restricted Stock	Total of All Columns
	Grants	Unit Grants*	in Table

Name & Position	# of shares covered	# of shares covered	# of shares covered

Ara K. Hovnanian President, Chief Executive Officer and Chairman of the Board	—	543,341	543,341
Brad G. O’Connor Senior Vice President, Chief Accounting Officer and Treasurer	—	62,788	62,788
Current Executive Officers as a Group	—	606,129	606,129
Robert B. Coutts, Director	—	12,456	12,456
Miriam Hernandez-Kakol, Director	—	3,597	3,597
Edward A. Kangas, Independent Lead Director	—	14,236	14,236
Joseph A. Marengi, Director	—	14,236	14,236
Vincent Pagano Jr., Director	—	12,456	12,456
Robin Stone Sellers, Director	—	12,456	12,456
J. Larry Sorsby, Director	—	227,546	227,546
Current Non-Executive Directors as a Group	—	296,983	296,983
All Employees, including All Current Officers who are not Executive Officers, as a Group	—	363,083	363,083

*	Includes all full value shares granted under the Existing Plan in fiscal 2020 through fiscal 2023, which consist of restricted stock units (“RSUs”), the maximum number of shares that are potentially issuable under the Performance Share Units (the “PSUs”) granted in fiscal 2023 and the maximum number of shares that are potentially issuable under the 2022 Long Term Incentive Program and 2023 Long Term Incentive Program. Also includes the maximum number of shares that are potentially issuable under the 2024 Long Term Incentive Program which were granted in fiscal 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2023 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Number of
Securities
Remaining
Available for
	Number of	Number of		Weighted	Future
	Class A	Class B	Weighted		Issuance
	Common	Common	Average	Average	Under Equity
	Stock	Stock	Exercise	Exercise	Compensation
	Securities	Securities	Price	Price	Plans

	to be issued	to be issued	of outstanding	of outstanding	excluding
	upon exercise	upon exercise	Class A	Class B	securities
	of outstanding	of outstanding	Common	Common	reflected
	options,	options,	Stock options,	Stock options,	in
	warrants and	warrants and	warrants and	warrants and	columns (a)
	rights (1) (4)	rights (1) (4)	rights (2)	rights (3)	(5)
Plan Category	(a)	(a)	(b)	(b)	(c)

Equity compensation plans approved by security holders	702,551	680,211	$37.40	$29.98	325,534
Equity compensation plans NOT approved by security holders	—	—	—	—	—
TOTAL	702,551	680,211	$37.40	$29.98	325,534

(1)

Includes the maximum number of shares that are potentially issuable under the MSUs granted in fiscal year 2019 under the 2012 Plan, subject to vesting. Also includes the maximum number of shares that are potentially issuable under the PSUs granted in fiscal year 2023 and the maximum number of shares that are potentially issuable under the 2022 and 2023 Long-Term Incentive programs under the Existing Plan.

(2)

Does not take into account 447,493 shares that may be issued upon the vesting of restricted stock and performance-based awards discussed in (1) above, nor 1,758 shares of restricted stock vested but not yet issued nor 163,353 shares of restricted stock deferred due to mandatory hold requirements, in each case, because they have no exercise price.

(3)

Does not take into account 491,851 shares that may be issued upon the vesting of the performance-based awards discussed in (1) above nor 134,760 shares of restricted stock deferred due to mandatory hold requirements, in each case, because they have no exercise price.

(4)

These shares include 5,622 shares of Class A Common Stock that may be issued upon exercise of outstanding options with exercise prices greater than $110.00 per share.

(5)

Under the Company’s equity compensation plans, securities may be issued in either Class A Common Stock or Class B Common Stock.

ADDITIONAL EQUITY COMPENSATION PLAN INFORMATION

The following is the Company’s overhang information, which measures the number of Shares subject to equity-based awards outstanding but unexercised or unvested, as of January 22, 2024, for all of the Company’s existing equity compensation plans, as well as certain other information relating to outstanding awards under the plans:

Stock options outstanding:

Weighted average exercise price of outstanding stock options: $

Weighted average remaining contractual term of outstanding stock options:       years

Full value stock awards outstanding (including performance-based stock awards based on achieving the actual outcome, where known, or the maximum potential outcome, where the performance period has not ended):

Shares available for future grants of awards (including performance-based stock awards based on achieving the actual outcome, where known, or the maximum outcome, where the performance period has not ended):

Total Shares of Common Stock outstanding:

REGISTRATION WITH THE SEC

If the Amended Plan as described in this Proposal 3 is approved by shareholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the additional Shares of the Company’s Common Stock to be registered pursuant to the Amended Plan as soon as reasonably practicable following shareholder approval.

VOTE REQUIRED

Adoption of the Amended Plan requires approval by a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2024 Annual Meeting. Broker non-votes will not count as votes cast “for” or “against” the proposal to adopt the Amended Plan and will have no effect on the outcome of the proposal.

Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of this proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the approval of the Amended Plan.

PROPOSAL IV

—Advisory Vote on Executive Compensation

PROPOSAL IV

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding advisory vote, the compensation of our named executive officers (“NEOs”), as disclosed on pages 90 to 170.

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the NEOs presented in “Compensation Discussion and Analysis” on pages 90 to 140, as well as the discussion regarding the Compensation Committee on pages 84 to 89.

As we discuss in the “Compensation Discussion and Analysis” section, the Board of Directors believes that the Company’s long-term success depends in large measure on the talents of the Company’s employees. The Company’s compensation system plays a significant role in the Company’s ability to attract, retain and motivate the highest quality associates in a difficult market. The principal underpinnings of the Company’s compensation system are an acute focus on performance, shareholder alignment, sensitivity to the relevant marketplace and a long-term orientation.

The Compensation Committee ties increases or decreases in overall compensation to the achievement of key performance factors the Board of Directors believes are critical to the Company’s success during that period. The Committee seeks to motivate management to achieve improved financial performance of the Company through bonus plans that reward higher performance with increased bonuses and hold management accountable for financial performance that falls below targeted levels by paying reduced bonuses. In addition, the periodic long-term incentive programs adopted by the Company condition payouts on the achievement of targets for increasing profitability and earnings before interest and taxes (“EBIT”) Return on Investment and lowering or refinancing debt, reducing interest expense and achieving strategic initiatives over multi-year performance periods. Moreover, in recent years, the CEO and the Executive Vice President, Chief Financial Officer (the “CFO”) have received performance share units (“PSUs”), market share units (“MSUs”) and options, and the Senior Vice President, Chief Accounting Officer and Treasurer (the “CAO”) has received PSUs and options, which are tied to financial performance and/or stock price performance. The PSU awards are tied to financial performance conditions (for 2023, absolute EBIT levels and EBIT Return on Investment rank relative to the Peer Group), and half of the MSU awards have been subject to financial performance conditions in addition to the stock price performance conditions applicable to all of the MSU awards. As discussed in the “Compensation Discussion and Analysis” section, the rigor of the performance conditions related to the long-term incentive programs is demonstrated by the fact that, on average for LTIP awards granted during fiscal years 2018 through 2022, we have set the three-year cumulative pre-tax profit targets at 252% of what was achieved for the most recently-completed three-year periods at the time the LTIP awards were granted.

In recent years, the Committee has determined to weight the Company’s variable compensation programs toward rigorous performance conditions with metrics such as pretax profit, liquidity, shareholder value preservation, debt reduction, alternative capital raises, EBIT Return on Investment, gross margin and new communities opened. As context for basing the Company’s compensation programs on these metrics, the Committee considered that, at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and, as a result, was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009 through fiscal 2023, the Company has reduced its public debt by about $1.6 billion, including a $502 million debt reduction since October 31, 2020. Despite this reduction, the Company remains overleveraged, with interest rates on debt instruments significantly above its lower leveraged peers. Accordingly, the Company continues to have a large interest expense burden which causes profitability to be more challenging to achieve and makes it difficult to compare the Company with its peers on profitability alone. During the COVID-19 pandemic surge in housing demand in fiscal 2021 and the first half of fiscal 2022, even with an extraordinarily high interest burden compared to its peers, the Company achieved income before income taxes of over $189 million and $319 million in fiscal 2021 and fiscal 2022, respectively, as a result of its growth in deliveries and margin improvement. This improvement allowed the Company, for the first time since the great housing recession, to return to a return on average equity (“ROAE”) metric for bonus compensation during fiscal 2022. When measuring pure operating performance by the ratio of adjusted EBIT to investment, the Company has performed in the top half of its Peer Group for each of the four years ending with fiscal 2023. In addition, the Company continues to rank highest among its Peer Group in inventory turns.

The Compensation Committee’s policies and actions have included the following:

Selection of bonus metrics that correspond to the financial and strategic operational needs of the Company during the relevant period.

Focus on increasing profitability and EBIT Return on Investment and lowering or refinancing debt, reducing interest expense and achieving strategic initiatives over multi-year performance periods through periodic long-term incentive awards for all NEOs.

Practice of tying portions of equity awards to performance criteria. For example, in fiscal 2023, the CEO, CFO and CAO were granted PSUs, half of which are tied to absolute EBIT levels and half of which are tied to EBIT Return on Investment rank relative to the Peer Group. Additional details are described below under “Compensation Discussion and Analysis—Details of Compensation Elements—Stock Grants.”

Active management of both equity award levels and the number of shares available for new equity-based awards.

The text of the resolution in respect of this proposal is as follows:

“Resolved, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement relating to the Company’s Annual Meeting of Shareholders to be held on March 21, 2024, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

VOTE REQUIRED

The approval of the compensation paid to the Company’s named executive officers requires the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2024 Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because such shares are not considered votes cast.

Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of this proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the approval of this resolution.

PROPOSAL V

—Approval of an Amendment to the Company’s Stockholder Rights Plan

PROPOSAL V

We are seeking the approval by our stockholders of an amendment to the Company’s Rights Agreement with Computershare Trust Company, N.A., as successor rights agent, effective August 14, 2008 (the “Original Stockholder Rights Plan”), as amended by Amendment No. 1 to Rights Agreement, effective January 11, 2018 (“Amendment No. 1”), and by Amendment No. 2 to Rights Agreement, effective January 18, 2021 (“Amendment No. 2”, and the Original Stockholder Rights Plan as amended by Amendment No. 1 and Amendment No. 2, the “Stockholder Rights Plan”). On January 11, 2024, the Board approved a third amendment, effective January 11, 2024, to the Stockholder Rights Plan (the “Stockholder Rights Plan Amendment”, and the Stockholder Rights Plan, as amended by the Stockholder Rights Plan Amendment, the “Amended Stockholder Rights Plan”) as further described below. Stockholder approval of the Stockholder Rights Plan Amendment is required by August 14, 2025 or the Amended Stockholder Rights Plan will automatically expire on that date.

In 2008, the Company, with stockholder approval, took action designed to protect stockholder value by attempting to preserve the Company’s ability to use its net operating losses and built-in losses (“NOLs”) within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). These actions included:

adopting an amendment to the Company’s Restated Certificate of Incorporation (the “NOL Protective Amendment”) which limits direct or indirect transfers of Class A Common Stock (see Paragraph Eighth of the Company’s Restated Certificate of Incorporation, filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2019). The transfer restrictions contained in the NOL Protective Amendment are intended to prevent “ownership changes” as defined in Section 382 of the Code which could jeopardize the Company’s ability to use its NOLs; and

entering into the Original Stockholder Rights Plan. Because the transfer restrictions of the NOL Protective Amendment may not be enforceable in all circumstances, the Board believed it was in the best interest of the Company and its stockholders to also adopt the Original Stockholder Rights Plan to further protect the Company’s NOLs. The Original Stockholder Rights Plan was subsequently approved by the Company’s stockholders at a special stockholders meeting on December 5, 2008.

In 2018, the Company entered into Amendment No. 1, which, among other things, extended the initial expiration date to August 14, 2021. Amendment No. 1 was subsequently approved by the Company’s stockholders at its annual meeting on March 13, 2018. In 2021, the Company entered into Amendment No. 2, which, among other things, extended the initial expiration date to August 14, 2024. Amendment No. 2 was subsequently approved by the Company’s stockholders at its annual meeting on March 30, 2021.

By its terms, the Stockholder Rights Plan would have expired on August 14, 2024 unless action was taken to extend its term. The Board has concluded that it is still in the best interest of the Company and its stockholders to prevent limitations on the Company’s ability to use its approximately $688.3 million (pre-tax) federal net operating losses as of October 31, 2023 that expire between 2030 and 2038, and $15.7 million (pre-tax) federal net operating losses as of October 31, 2023 that have an indefinite carryforward period. Because the amount and timing of the Company’s future taxable income, if any, cannot be accurately predicted, the Company cannot estimate the exact amount of the NOLs that it can ultimately use to reduce its income tax liability. Although the Company is unable to quantify an exact value, it believes the NOLs are a valuable asset. The Board believes that the provisions of the NOL Protective Amendment and the Stockholder Rights Plan are important tools in avoiding adverse impacts from Section 382 limitations and protecting stockholder value. Therefore, on January 11, 2024, the Board approved the Stockholder Rights Plan Amendment, which:

extends the expiration date of the Stockholder Rights Plan until the earliest of (1) August 14, 2027, (2) the time at which the rights are redeemed pursuant to the Amended Stockholder Rights Plan, (3) the time at which the rights are exchanged pursuant to the Amended Stockholder Rights Plan, (4) the Board’s determination that the Amended Stockholder Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 of the Code or any successor statute, (5) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward and (6) August 14, 2025 if stockholder approval of the Stockholder Rights Plan Amendment has not been obtained; and

changes the “Purchase Price” for each one ten-thousandth of a share of our Series B Junior Preferred Stock as described below under “−Summary Description of Amended Stockholder Rights Plan” from $171.85 to $802.00 (subject to adjustment as set forth in the Amended Stockholder Rights Plan) in light of the change in the trading price of the Company’s Class A Common Stock since the adoption of Amendment No. 2.

The Board has determined that it is advisable and in the Company’s best interests, and in the best interests of the Company’s stockholders, to approve the Stockholder Rights Plan Amendment which was adopted by the Board on January 11, 2024. Under the Amended Stockholder Rights Plan, stockholder approval of the Stockholder Rights Plan Amendment is required by August 14, 2025 or the Amended Stockholder Rights Plan will automatically expire on that date.

SUMMARY DESCRIPTION OF AMENDED STOCKHOLDER RIGHTS PLAN

The Amended Stockholder Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A Common Stock (an “Acquiring Person”) without the approval of the Board. Stockholders who owned 4.9% or more of the Company’s outstanding Class A Common Stock as of the close of business on August 15, 2008 will not trigger the Amended Stockholder Rights Plan so long as they do not (1) acquire any additional shares of Class A Common Stock or (2) fall under 4.9% ownership of Class A Common Stock and then re-acquire 4.9% or more of the Class A Common Stock. The Amended Stockholder Rights Plan does not exempt any future acquisitions of Class A Common Stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. The Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Amended Stockholder Rights Plan.

The Rights.   The Board authorized the issuance of one right per each outstanding share of Class A Common Stock and Class B Common Stock payable to the Company’s stockholders of record as of August 15, 2008 and the issuance of one right per each share of Class A Common Stock and Class B Common Stock issued or delivered by the Company after such date but before the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below), which ratio of rights to shares is subject to adjustment in accordance with the Amended Stockholder Rights Plan and was automatically adjusted to give effect to the 1 for 25 reverse stock split effected on March 29, 2019. Subject to the terms, provisions and conditions of the Amended Stockholder Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $802.00 (the “Purchase Price”). If issued, each one ten-thousandth of a share of Series B Junior Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Class A Common Stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

Exercisability.   The rights will not be exercisable until the earlier of (1) 10 business days after a public announcement by us or an Acquiring Person that a person or group has become an Acquiring Person or the earlier date that a majority of the Board becomes aware of the existence of an Acquiring Person and (2) 10 business days after the commencement of a tender or exchange offer by a person or group if upon consummation thereof, such person or group would own 4.9% or more of the then-outstanding Class A Common Stock.

We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, Class A Common Stock and Class B Common Stock certificates will evidence the rights and may contain a notation to that effect. Any transfer of shares of Class A Common Stock and/or Class B Common Stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A Common Stock or Class B Common Stock.

Subject to the terms, provisions and conditions of the Amended Stockholder Rights Plan, after the Distribution Date, each holder of a right, other than rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of such right and payment of the then-current Purchase Price, that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, having a then-current market value of two times the Purchase Price.

Exchange.   After the Distribution Date, the Board may exchange the rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, or a fractional share of Series B Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment).

Expiration.   The rights and the Amended Stockholder Rights Plan will expire on the “Expiration Date”, which is the earliest of (1) August 14, 2027, (2) the time at which the rights are redeemed pursuant to the Amended Stockholder Rights Plan, (3) the time at which the rights are exchanged pursuant to the Amended Stockholder Rights Plan, (4) the Board’s determination that the Amended Stockholder Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 of the Code or any successor statute, (5) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward and (6) August 14, 2025 if stockholder approval of the Stockholder Rights Plan Amendment has not been obtained.

Redemption.   At any time prior to the time an Acquiring Person becomes such, the Board may redeem the rights in whole, but not in part, at a price of $0.01 per right, subject to adjustment in accordance with the Amended Stockholder Rights Plan (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Anti-Dilution Provisions.   The Purchase Price, the number of shares of Series B Junior Preferred Stock issuable and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or combination or a reclassification of the shares of Series B Junior Preferred Stock or Class A Common Stock or Class B Common Stock. No adjustments to the Purchase Price of less than 1% are required to be made.

Amendments.   Before the Distribution Date, the Board may amend or supplement the Amended Stockholder Rights Plan without the consent of the holders of the rights. After the time that the rights have become no longer redeemable, the Board may amend or supplement the Amended Stockholder Rights Plan only to cure an ambiguity, to alter time period provisions, to correct defective or inconsistent provisions, or to make any additional changes to the Amended Stockholder Rights Plan that the Company deems necessary or desirable, but only to the extent that those changes do not adversely affect the interests of any rights holder (other than an Acquiring Person), and no such amendment may cause the rights to again become redeemable or cause the Amended Stockholder Rights Plan to again become amendable other than in accordance with this sentence.

The above description of the Amended Stockholder Rights Plan is qualified in its entirety by reference to the text of the Stockholder Rights Plan and the Stockholder Rights Plan Amendment, which are attached hereto as Appendix B-1 and Appendix B-2, respectively. You are urged to read carefully each of the Stockholder Rights Plan and the Stockholder Rights Plan Amendment in its entirety.

VOTE REQUIRED

Approval of the Stockholder Rights Plan Amendment requires the affirmative vote of a majority of the votes cast by the shareholders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2024 Annual Meeting. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such proposal because such shares are not considered votes cast. Mr. Hovnanian and others with voting power over the shares held by the Hovnanian Family and various trusts and entities established for the benefit of the Hovnanian Family have informed the Company that they intend to vote in favor of the proposal. Because of their collective voting power, this proposal is assured passage.

Our Board of Directors recommends that shareholders vote FOR the approval of the Stockholder Rights Plan Amendment.

The COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the “Committee”) is the principal overseer of the Company’s various policies and procedures related to executive compensation. The Committee meets at least four times a year and consults with outside compensation consultants as needed to assess industry trends and overall compensation issues. The Committee is governed by its charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

AREAS OF RESPONSIBILITY

The Committee, in conjunction with the Board of Directors and with management’s input, shapes the Company’s executive compensation philosophy and objectives. In particular, the Committee is charged with:

Reviewing and approving, at least annually, the salaries, bonuses and other forms of compensation, including equity grants, for the Company’s executive officers;

Reviewing, at least annually, compensation paid to the Company’s non-employee Directors;

Participating in the review of compensation of other designated key employees of the Company;

Periodically reviewing the Company’s policies and procedures pertaining to the Company’s equity award plans and forms of equity grants to all employees and non-employee Directors, employee benefit plans (for example, the 401(k) plan and deferred compensation plans), severance agreements and executive perquisites;

Fostering good corporate governance practices as they relate to executive compensation;

Reviewing, at least annually, as part of the Board of Directors’ oversight responsibilities, the Company’s compensation program and reports from management regarding its assessment of whether there are any compensation risks that are reasonably likely to result in a material adverse effect on the Company (see “Oversight of Risk Management” below); in addition, the Committee regularly considers business and compensation risks as part of its process for establishing performance goals and determining incentive awards for each of the NEOs;

Reviewing and discussing with management the “Compensation Discussion and Analysis” (the “CD&A”) for inclusion in the Company’s annual proxy statement and annual report on Form 10-K and, based on that review and discussion, determining whether or not to recommend to the Board of Directors that the CD&A be included in the Company’s annual proxy statement; and

Preparing the compensation committee report on executive compensation for inclusion in the Company’s annual proxy statement, in accordance with applicable rules and regulations of the NYSE, SEC and other applicable regulatory bodies.

The Committee’s actions and procedures are discussed in more detail next and further below under “Compensation Discussion and Analysis.”

COMPENSATION REVIEW PROCESS FOR THE NAMED EXECUTIVE OFFICERS

The Committee, in conjunction with the Board of Directors and with management’s input, is responsible for making decisions related to the overall compensation of the NEOs, excluding the CEO, whose compensation is determined solely by the Compensation Committee and the Board of Directors.

At least annually, the Committee establishes objective financial measures for determining bonus awards to the NEOs. The Committee also considers salary, employee benefits and discretionary bonus awards, if any, for the NEOs.

In determining overall compensation for the NEOs, the Committee may consult with other members of the Board of Directors, including the CEO and the CFO, rather than relying solely on the Company’s financial performance measures in determining their compensation. These individuals often provide the Committee with insight on the individual performance of executives (other than with respect to themselves). The CEO and CFO are not present for the Committee’s evaluation of their individual performance. The Committee also reviews and analyzes the compensation of the named executive officers of the Company’s peer group of nine publicly-traded homebuilding companies (the “Peer Group”), discussed further below. The Committee may engage outside compensation consultants in relation to various compensation issues. The Committee may also instruct a compensation consultant to provide assistance in fostering an overall compensation program that aligns with its compensation philosophy to guide, motivate, retain and reward its executives for the achievement of the Company’s financial performance, strategic initiatives and individual goals, including increased long-term shareholder value during a challenging business environment. Notwithstanding any input from compensation consultants and management, the Committee has the sole discretion to make all final decisions related to NEO compensation.

OUTSIDE COMPENSATION CONSULTANT

For fiscal 2023, the Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as the Committee’s outside compensation consultant to provide certain services related to executive and non-employee Director compensation. In fiscal 2023, FW Cook assisted the Committee with its review of the Company’s annual bonus, long-term incentive and equity compensation plans for the CEO and other NEOs as well as its review of the compensation program for the non-employee Directors and the Compensation Committee’s compensation risk assessment.

FW Cook does not provide any other services to the Company unless approved by the Committee, and no such other services were provided in fiscal 2023. After considering the relevant factors, the Company determined that no conflicts of interest have been raised in connection with the services FW Cook performed for the Committee in fiscal 2023.

The Committee’s primary objective in engaging FW Cook has been to obtain advice and feedback related to maintaining programs that provide competitive compensation opportunities for executives compared to the Peer Group. FW Cook also provided assistance to the Committee in fostering an overall compensation program as discussed above.

The Committee weighs the advice and feedback from its compensation consultant and the members of the Board of Directors, as well as the views of, and information gathered by, the members of management it has consulted in conjunction with its review of other information the Committee considers relevant, when making decisions or making recommendations to the full Board of Directors regarding executive compensation.

BOARD COMMUNICATION

The Company’s Board of Directors is updated at least quarterly on any compensation decisions or recommendations made by the Committee, and the Committee requests feedback from the Board of Directors regarding specific compensation issues as it deems necessary.

COMPENSATION COMMITTEE INTERLOCKS & INSIDER PARTICIPATION

During the fiscal year ended October 31, 2023, the members of the Committee were Mr. Marengi, Mr. Coutts, Ms. Hernandez-Kakol and Mr. Kangas, none of whom at any time has been an officer or employee of the Company or any of its subsidiaries and did not have any relationships requiring disclosure under Item 404(a) of Regulation S-K in this Proxy Statement. None of our executive officers served on the board of directors or compensation committee of any other entity that has or had one or more executive officers who served on our Board of Directors or our Compensation Committee during fiscal 2023.

COMPENSATION COMMITTEE REPORT

The Committee has reviewed and discussed the Compensation Discussion and Analysis provided below with the Company’s management. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023.

COMPENSATION COMMITTEE

Joseph A. Marengi, Chair

Robert B. Coutts

Miriam Hernandez-Kakol

Edward A. Kangas

COMPENSATION
DISCUSSION &
ANALYSIS

1. EXECUTIVE SUMMARY

BACKGROUND

In recent years, the Committee has determined to weight the Company’s variable compensation programs toward rigorous performance conditions with metrics such as pretax profit, liquidity, shareholder value preservation, debt reduction, alternative capital raises, EBIT Return on Investment, gross margin and new communities opened. As context for basing the Company’s compensation programs on these metrics, the Committee considered that, at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and, as a result, was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009 through fiscal 2023, the Company has reduced its public debt by about $1.6 billion, including a $502 million debt reduction since October 31, 2020. Despite this reduction, the Company remains overleveraged, with interest rates on debt instruments significantly above its lower leveraged peers. Accordingly, the Company continues to have a large interest expense burden which causes profitability to be more challenging to achieve and makes it difficult to compare the Company with its peers on profitability alone. During the COVID-19 pandemic surge in housing demand in fiscal 2021 and the first half of fiscal 2022, even with an extraordinarily high interest burden compared to its peers, the Company achieved income before income taxes of over $189 million and $319 million in fiscal 2021 and fiscal 2022, respectively, as a result of its growth in deliveries and margin improvement. This improvement allowed the Company, for the first time since the great housing recession, to return to a ROAE metric for bonus compensation during fiscal 2022. When measuring pure operating performance by the ratio of adjusted EBIT to investment, the Company has performed in the top half of its Peer Group for each of the four years ending with fiscal 2023. In addition, the Company continues to rank highest among its Peer Group in inventory turns.

COMPANY PERFORMANCE IN FISCAL 2023

The demand for new and existing homes is dependent on a variety of demographic and economic factors, including job and wage growth, household formation, consumer confidence, mortgage financing, interest rates, inflation and overall housing affordability.

From early January 2022, 30-year mortgage rates more than doubled from 3.2% to 7.8% at the end of October 2023. The rapid and sharp increases in interest rates, persistently high levels of inflation and doubt about the stability of the economy, negatively impacted housing demand beginning in the second half of fiscal 2022 and continued into early fiscal 2023.

During the first quarter of fiscal 2023, we were aggressive in our pricing, incentives and concessions in order to increase affordability, which had a positive effect on our sales pace, but due to the general uncertainty about the stability of the economy potential buyers still remained cautious about their decision to purchase a home. Beginning in the second quarter and through the third quarter of fiscal 2023, as interest rates stabilized around 6.5%, we saw an increase in customer demand and the housing market started to normalize. During the fourth quarter of fiscal 2023, interest rates increased by approximately 100 basis points from the end of July to the end of October, which slowed down our sequential sales pace. We were able to use our increased inventory of quick-move-in homes (“QMI homes”) during the year to help meet buyers’ needs in the current uncertain interest rate environment. The time between contract signing and closing is shorter with a QMI home as compared to a to be built home, which provides customers with more certainty on their mortgage pricing. The availability of QMI homes also allows us to offer interest rate buydown assistance, which is a tool we offer through our wholly-owned mortgage banking subsidiary, to help ease the impact of higher monthly payments from rising interest rates.

The number of existing home sales listings are at all-time low levels, which limits the supply of homes available for purchase, leading to increased demand for new homes, which leads to improved pricing power. During the fourth quarter of fiscal 2023, there continued to be strong demand for our homes as compared to the prior year, which led to a significant increase in net contracts and net contracts per average active selling community, as compared to the fourth quarter of fiscal 2022 and the year ended October 31, 2022. We were able to increase net prices in approximately 54% of our communities during the fourth quarter of fiscal 2023.

There still remains a great degree of uncertainty due to inflation, the continued possibility of an economic recession, employment risk and the potential for further mortgage rate increases. While we continue to experience some lingering supply chain issues, we remain focused on continuing to shorten our construction cycle times and building on our national initiatives to drive down costs with our material providers and trade partners. The changing conditions in the housing market, and in the general economy, make it difficult to predict how strongly our business will be impacted by these external factors over fiscal 2024 and beyond.

Our cash position allowed us to spend $679.3 million on land purchases and land development, repurchase $245.0 million principal amount of senior secured notes prior to maturity during fiscal 2023, and still have total liquidity of $564.2 million, including $434.1 million of homebuilding cash and cash equivalents and $125.0 million of borrowing capacity under our senior secured revolving credit facility as of October 31, 2023. Also, in the fourth quarter of fiscal 2023, we refinanced $494.6 million of secured debt which extended our debt maturities to the fourth quarters of fiscal 2028 and 2029, and subsequently in November 2023 we redeemed an additional $113.5 million of secured debt with proceeds from the refinancing debt issued in the fourth quarter.

Additional information on our results for the year ended October 31, 2023 were as follows:

For the year ended October 31, 2023, sale of homes revenues decreased 7.4% as compared to the prior year, primarily due to a 11.9% decrease in homes delivered, partially offset by a 5.1% increase in average sales price. The decrease in deliveries in fiscal 2023 was primarily the result of a 6.6% reduction in community count as well as the slowdown in net contracts during the second half of fiscal 2022 due to rising interest rates.

Homebuilding gross margin percentage decreased from 21.5% for the year ended October 31, 2022 to 19.6% for the year ended October 31, 2023, and homebuilding gross margin percentage, before cost of sales interest expense and land charges, decreased from 25.0% for the year ended October 31, 2022 to 22.7% for the year ended October 31, 2023. The decreases were primarily due to the increased use of incentives and concessions to make our homes more affordable in a rising interest rate environment. Homebuilding gross margin percentage, before cost of sales interest expense and land charges, is a non-GAAP measure. See page 26 of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 for a reconciliation of this measure to homebuilding gross margin percentage, the most directly comparable GAAP measure.

Selling, general and administrative expenses (including corporate general and administrative) increased $8.6 million for the year ended October 31, 2023 as compared to the prior year. The increase was primarily due to an increase in selling overhead from higher advertising costs and fees incurred on unused builder forward commitments we began offering in the second half of fiscal 2022 to lower mortgage rates for our customers. As a percentage of total revenue, such costs increased to 11.1% for the year ended October 31, 2023 compared to 10.1% for the year ended October 31, 2022.

Income before income taxes decreased to $256.0 million for the year ended October 31, 2023 from $319.8 million for the year ended October 31, 2022. Net income decreased to $205.9 million for the year ended October 31, 2023 from $225.5 million for the year ended October 31, 2022.

Earnings per share, basic and diluted, decreased to $28.76 and $26.88, respectively, for the year ended October 31, 2023, compared to earnings per share, basic and diluted of $30.31 and $29.00, respectively, for the year ended October 31, 2022.

Net contracts increased 3.8% to 4,647 for the year ended October 31, 2023, compared to 4,477 in the prior year, primarily due to an increase in customer demand, partially due to the availability of QMI homes. During the year ended October 31, 2023, we also executed 438 build-for-rent contracts in three communities in our Southeast segment.

Net contracts per average active selling community increased to 40.8 for the year ended October 31, 2023 compared to 39.6 in the prior year. The increase was due to the increase in net contracts discussed above.

Active selling communities decreased to 113 at October 31, 2023 compared to 121 at October 31, 2022, however, our total lots controlled increased to 31,726 at October 31, 2023 compared to 31,518 at October 31, 2022. We expect our community count to grow in fiscal 2024.

Contract backlog decreased from 2,186 homes at October 31, 2022 to 1,824 homes at October 31, 2023, and the dollar value of contract backlog decreased to $1.1 billion, a 16.4% decrease in dollar value compared to the prior year. The decreases were primarily attributed to lower sales in the second half of fiscal 2022 and into the first quarter of fiscal 2023, as discussed above.

COMPANY STOCK PRICE RELATIVE TO PRE-TAX INCOME

The chart below illustrates that, while our operations have improved dramatically as demonstrated by the increase in pre-tax income to $256.0 million in fiscal 2023 compared to $55.4 million in fiscal 2020, our stock price, which increased to an average of $78.14 in October 2023 compared to an average of $34.21 in October 2020, has not benefited proportionally from that improvement.

(1)

Reflects the average closing price of a share of Class A Common Stock of the Company for the last month of the fiscal year indicated.

BEST PRACTICES

Pay-for-Performance

The Compensation Committee ties increases or decreases in overall compensation to the achievement of key performance factors the Board of Directors believes are critical to the Company’s success during that period. The Committee seeks to motivate management to achieve improved financial performance of the Company through bonus plans that reward higher performance with increased bonuses and hold management accountable for financial performance that falls below targeted levels by paying reduced bonuses.

In addition, the periodic long-term incentive programs adopted by the Company conditions payouts on the achievement of targets for increasing profitability and EBIT Return on Investment, which differs from EBIT Return on Inventory, a metric used in the Company’s 2022 PSU program, in that it accounts for the Company’s investment in unconsolidated joint ventures, which the Compensation Committee views as appropriate because that is how the Company invests in certain communities, and lowering or refinancing debt, reducing interest expense and achieving strategic initiatives over multi-year performance periods. Moreover, in recent years, the CEO and CFO have received PSUs, MSUs and options, and the CAO has received PSUs and options, which are tied to financial performance and/or stock price performance. The PSU awards are tied to financial performance conditions (for 2023, absolute EBIT levels and EBIT Return on Investment rank relative to the Peer Group), and half of the MSU awards have been subject to financial performance conditions in addition to the stock price performance conditions applicable to all of the MSU awards. The rigor of the performance conditions related to the long-term incentive programs is demonstrated by the fact that, on average for LTIP awards granted during fiscal years 2018 through 2022, we have set the three-year cumulative pre-tax profit targets for the LTIPs at 252% of what was achieved for the most recently-completed three-year periods at the time the LTIP awards were granted.

Because the Summary Compensation Table uses accounting constructs to estimate values of long-term equity incentive awards at the time of grant, the Committee does not believe that it adequately measures CEO compensation for the purpose of assessing pay-for-performance alignment. These estimated values can differ significantly from the actual value that is ultimately earned from these awards. For this reason, the Committee also considers realizable pay, which captures the impact of the Company’s current share price performance on previously granted long-term incentive awards and helps the Committee assess the alignment of the Company’s compensation programs with the interests of its shareholders.

Emphasis on Long-Term Value Creation and Retention

The Committee seeks to align the interests of management with the long-term interests of the Company’s shareholders by granting a significant portion of their total compensation in the form of equity awards that increase or decrease in value as the Company’s financial performance and stock price improve or decline. The Committee also seeks to retain management by using compensation methods that require executives to be employed through various performance periods in order to receive financial benefits of certain equity grants.

Maintaining an Appropriate Peer Group

To retain and attract executive talent with industry-specific knowledge, in constructing the Peer Group, the Committee selects those companies that compete directly with the Company in the homebuilding industry, are of comparable complexity in operations to the Company and are generally in the markets in which the Company competes. The Committee believes that it is important to compare the Company to others in the homebuilding industry, even if certain of these peers have different financial profiles, because the Company competes with homebuilding industry peers for executive talent with industry-specific knowledge and experience. Further, the Company competes directly in all of its markets with most of the Peer Group companies for customers, land and trade partners. In some markets, the Company is larger than some of the Peer Group companies even though it may be smaller nationally. The Committee reviews the composition of the Peer Group on an annual basis and makes adjustments, if needed. In fiscal 2023, the Committee did not make any changes to the Peer Group. The Committee reviews the executive compensation of the Peer Group companies and seeks to award competitive target total direct compensation opportunities (the sum of base salary, annual bonus/ incentive awards and target long-term incentive awards) for our NEOs compared to the Peer Group.

No Employment Agreements with CEO or Former CFO

The Company does not maintain employment or other agreements for our Mr. Hovnanian or Mr. Sorsby that provide contractual rights upon termination of employment (other than upon death or disability) except for the vesting of long-term incentive and equity-based awards in the case of retirement or in connection with a qualifying termination in the case of a change in control. The Company does have a change in control severance agreement with Mr. O’Connor, as discussed in footnote (5) to the Potential Payments Upon Termination or Change-in-Control Table.

No Tax Gross-Ups or Defined Benefit Pension Plans for Any NEO.

Maintenance and Monitoring of Stock Ownership Guidelines

The Board of Directors has established stock ownership guidelines pursuant to which the CEO, CFO and COO (if any) are requested to achieve and maintain recommended minimum levels of stock ownership as set forth below under “Stock Ownership Guidelines.”

Clawback Policies

The Company has adopted an Incentive Compensation Clawback Policy that complies with Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange (“NYSE”). The Incentive Compensation Clawback Policy applies to the Company’s current and former executive officers subject to Section 16 of the Exchange Act (“Section 16 Officers”). Under this policy, the Company must recover erroneously awarded incentive-based compensation on a pre-tax basis, subject to limited exceptions, in the event the Company is required to prepare an accounting restatement. This policy requires recovery of erroneously awarded incentive compensation regardless of whether a Section 16 officer engaged in any misconduct or is otherwise at fault. This policy applies to incentive-based compensation awarded to a current or former Section 16 officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

In addition to the SEC and NYSE compliant Incentive Compensation Clawback Policy, it is also the Company’s policy that, if we are required to restate our financial results due to material noncompliance by the Company with any financial reporting requirement under the securities laws as a result (directly or indirectly) of an executive officer’s misconduct, the Board of Directors will require, at its discretion and approval, the reimbursement and/or cancellation of any incentive-based compensation (including stock options awarded as compensation) in excess of the amount that would have been awarded based on the restated financial results. This policy applies to cash and equity incentive-based compensation awarded to the executive officer during the three-year period preceding the date on which the Company is required to prepare an accounting restatement based on erroneous data. In the past three years, the Company has primarily granted the NEOs equity that has performance conditions and would be subject to this policy.

Investor Engagement

During fiscal 2023, the Company conducted proactive investor outreach programs, including having its executives attend four investor conferences as well as other meetings with the investment community and meeting by teleconference or in person with more than 112 investors either one-on-one or in small groups. As a result, the Company’s executives met with institutional holders representing approximately 70% of shares held by our top ten shareholders that are actively managed funds. From time to time, Mr. Hovnanian and Mr. Sorsby, who are also members of the Board of Directors, and/or Mr. O’Connor participated in these investor outreach programs and reported their findings from the investor feedback to the Board of Directors. During such meetings, none of the investors with whom the Company engaged during fiscal 2023 raised concerns about the Company’s compensation practices, including the design and payouts under the Company’s annual bonus programs. In fact, in the numerous investor meetings we have held over the years, compensation has rarely if ever been raised by investors as an issue to be discussed.

COMPENSATION DECISIONS FOR FISCAL 2023

The Committee’s compensation decisions for fiscal 2023 reflected a conservative approach to fixed pay elements (base salary), the achievement of pre-established goals (annual bonuses) and long-term awards.

Base Salaries

For fiscal 2023, the Committee approved a 4.5% base salary increase, effective December 24, 2022, for Mr. O’Connor, which is in line with the Company’s ordinary course merit-based salary and cost of living increase practices. Upon Mr. Hovnanian and Mr. Sorsby’s recommendation, the Committee determined not to increase their respective base salaries for fiscal 2023. In addition, effective March 6, 2023, Messrs. Hovnanian, Sorsby and O’Connor voluntarily agreed to a 5% base salary decrease in light of staff reductions due to the slowdown in the housing market at that time. See “Details of Compensation Elements—Base Salaries” below for additional information.

Regular Annual Bonuses

Consistent with the achievement of specified financial objectives, fiscal 2023 annual bonuses were paid to all NEOs. The Committee considered investor support for prior annual bonus programs, their design and payouts when determining pay opportunities and setting performance metrics for fiscal 2023. Additional details are described under “Details of Compensation Elements—Annual Bonuses—Regular Bonuses” below.

Discretionary Bonuses

The Committee did not award discretionary bonuses to any NEO for fiscal 2023.

Long-Term Awards, including PSUs and participation in the Long-Term Incentive Program

As further described under “Details of Compensation Elements – Stock Grants,” for fiscal 2023, the Committee granted PSUs to the NEOs. The PSUs are tied to the specific financial performance conditions described below under “Details of Compensation Elements – Stock Grants.” The Committee also granted Long-Term Incentive Program (“LTIP”) awards to the NEOs in fiscal 2023 as further described below under “Details of Compensation Elements – Long-Term Incentive Programs.” The LTIP awards are tied to the achievement of specified financial and strategic performance conditions over a three-year performance period and are fully vested at the end of the performance period. The PSUs granted in fiscal 2023 are subject to time-based vesting conditions that extend beyond the performance period. The PSUs and LTIP awards are further subject to a mandatory two-year post-vesting delayed delivery.

2. COMPENSATION PHILOSOPHY & OBJECTIVES

The Committee, in conjunction with the Board of Directors and with senior management, has been instrumental in shaping the Company’s compensation philosophy and objectives because of its responsibilities and oversight of the Company’s various policies and procedures concerning executive compensation.

As context for setting the Company’s compensation programs, the Committee considered the Company’s strategic goals. As such, the Committee has weighted the Company’s variable compensation programs toward rigorous performance conditions with metrics such as pretax profit, liquidity, shareholder value preservation, debt reduction, alternative capital raises, EBIT Return on Investment, gross margin and new communities opened. As context for basing the Company’s compensation programs on these metrics, the Committee considered that, at the point at which housing starts were at the lowest levels during the great housing recession in 2009, the Company had written off over $2.5 billion of asset value and, as a result, was significantly overleveraged. During this period, many homebuilders declared bankruptcy and certain others significantly diluted shareholders via new equity issuances or by selling their companies at extremely low valuations. Hovnanian’s management chose to preserve shareholder value by managing the Company for growth and taking creative steps to refinance and pay down its heavy debt load. From the beginning of 2009 through fiscal 2023, the Company has reduced its public debt by about $1.6 billion, including a $502 million debt reduction since October 31, 2020. Despite this reduction, the Company remains overleveraged, with interest rates on debt instruments significantly above its lower leveraged peers. Accordingly, the Company continues to have a large interest expense burden which causes profitability to be more challenging to achieve and makes it difficult to compare the Company with its peers on profitability alone. During the COVID-19 pandemic surge in housing demand in fiscal 2021 and the first half of fiscal 2022, even with an extraordinarily high interest burden compared to its peers, the Company achieved income before income taxes of over $189 million and $319 million in fiscal 2021 and fiscal 2022, respectively, as a result of its growth in deliveries and margin improvement. This improvement allowed the Company, for the first time since the great housing recession, to return to a ROAE metric for bonus compensation during fiscal 2022. When measuring pure operating performance by the ratio of adjusted EBIT to investment, the Company has performed in the top half of its Peer Group for each of the four years ending with fiscal 2023. In addition, the Company continues to rank highest among its Peer Group in inventory turns.

The six primary objectives that the Committee considers in making compensation decisions are discussed below, as are our other philosophies and mechanisms for determining compensation. In making compensation-related decisions, the Committee also considered its role in promoting good corporate governance practices.

PRIMARY OBJECTIVES FOR THE COMPENSATION PROGRAM

The Company’s primary objectives for compensating its executives are as follows:

To offer compensation that guides, motivates, retains and rewards its executives for the achievement of the Company’s financial performance, strategic initiatives and individual goals (as applicable);

To fairly compensate its executives in a manner that is appropriate with respect to their individual performance, level of responsibilities, abilities and skills;

To align the executives’ interests with the interests of our shareholders;

To maintain competitive pay opportunities for its executives so that it retains its talent pool and, at the same time, has the ability to attract new and highly-qualified individuals to join the organization as it grows or in the event of succession or replacement of an executive;

To appropriately design the reward system in the context of a challenging business environment; and

Not to incentivize a level of risk through its compensation plans that is reasonably likely to have a material adverse effect on the Company.

TAILORED COMPENSATION

Consistent with these objectives, the Company’s compensation philosophy also takes into consideration the unique roles played by each of the NEOs. The Committee seeks to individually tailor their compensation packages to align their pay mix and pay levels with their contributions to, and positions within, the Company. Because the NEOs make executive decisions that influence the direction, stability and profitability of the Company, their overall compensation is intended to strongly align with the Company’s strategic goals and objective financial measures of the Company.

VARIABLE INCENTIVE COMPENSATION

The Company’s compensation philosophy emphasizes variable incentive compensation elements (bonus and long-term incentives), the value of which reflects the Company’s strategic, financial and stock performance.

For all NEOs, the Committee retains the flexibility to adjust incentive awards downward or to consider discretionary bonus awards in special circumstances as described below under “Details of Compensation Elements—Annual Bonus—Discretionary Bonuses.”

PEER GROUP CONSIDERATIONS

As context for setting the compensation levels for the Mr. Hovnanian and Mr. Sorsby for fiscal 2023, the Committee considered the compensation levels and practices of its Peer Group companies. Consistent with fiscal 2022, for fiscal 2023, the Company’s Peer Group included the following nine publicly-traded homebuilding companies:

Beazer Homes USA, Inc.	M/I Homes, Inc.

Century Communities, Inc.	Meritage Homes Corporation

KB Home	Taylor Morrison Home Corporation

LGI Homes, Inc.	TRI Pointe Group, Inc.

M.D.C. Holdings, Inc.

The Committee, in consultation with the Committee’s compensation consultant, FW Cook, and management, selected the companies in the Peer Group because of their comparable industry profiles, including, among other factors, revenue, adjusted total EBIT and enterprise value. The Committee did not become aware of any changes in the Peer Group or the Company’s characteristics that necessitated modification of the Peer Group for fiscal 2023. Further, to retain and attract executive talent with industry-specific knowledge, in constructing the Peer Group, the Committee selected those companies that compete directly with the Company in the homebuilding industry, are of comparable complexity in operations to the Company and are generally in the markets in which the Company competes. The Committee feels that it is important to compare the Company to others in the homebuilding industry, even if certain of these peers have different financial profiles, because the Company competes with homebuilding industry peers for executive talent with industry-specific knowledge and experience. In addition, the Company competes directly in all of its markets with most of the Peer Group companies for customers, land and trade partners. In some markets, the Company is larger than some of the Peer Group companies even though it may be smaller nationally. The Committee will continue to review the appropriateness of the Peer Group composition. For Mr. O’Connor with respect to fiscal 2023, the Committee placed equal or greater weight on its consideration of internal pay equity, an evaluation of individual performance contributions and other factors.

The Committee relies on Peer Group comparisons for the CEO and CFO positions and intends for Total Direct Compensation to be competitive with the Peer Group. Because of the limited compensation data reported for the CAO position by companies in the Peer Group, the Committee also reviews broad-based compensation survey data for the compensation of the CAO and considers internal pay relationships. The Committee does not consider the specific participants included in broad-based compensation survey data to be a material factor in its reviews. The Committee reviewed broad-based survey data in fiscal 2023 to assess current market trends with respect to compensation for Mr. O’Connor.

CONSIDERATION OF MARKET CONDITIONS

In determining overall compensation for all the NEOs, the Committee also takes into account leadership abilities and risk management contributions, which are especially critical during challenging market conditions. In addition, in establishing compensation levels, the Committee takes into consideration market pressures, both within and outside of the homebuilding industry.

When setting bonus formulas in December 2022, the Committee acknowledged the increase in inflation to 40-year high levels, the fact that mortgage rates had more than doubled since January 2022 and housing demand in the second half of 2022 had significantly decreased. As a result, the Committee determined to emphasize the importance of maintaining appropriate levels of liquidity, including the use of alternative capital raises by incorporating these metrics into the NEO’s bonus programs for fiscal 2023. The Committee also determined to maintain the existing ROAE bonus components for each NEO, subject to tiered bonus caps based on 2023 pre-tax profit, which were substantially lower than the maximum potential bonuses under their fiscal 2022 bonus formulas. In addition, the Committee determined that the PSUs granted to the NEOs would be tied to financial performance conditions. Specifically, half of these PSUs are tied to specific absolute EBIT levels for the four quarters ending April 30, 2024 and the other half of these PSUs are tied to EBIT Return on Investment rank relative to the Peer Group for the four most recently completed quarters as of April 30, 2024.

SAY-ON-PAY & SAY-ON-FREQUENCY VOTES

The Board of Directors thoughtfully considers the opinions expressed by shareholders through their votes, periodic meetings and other communications, and believes that shareholder engagement leads to enhanced governance practices. During fiscal 2023, the Company conducted proactive investor outreach programs, including having its executives attend four investor conferences as well as other meetings with the investment community and meeting by teleconference or in person with more than 112 investors either one-on-one or in small groups. As a result, the Company’s executives met with institutional holders representing approximately 70% of shares held by our top ten shareholders that are actively managed funds. None of these investors raised concerns about the Company’s compensation practices during such meetings. In fact, in the numerous investor meetings we have held over the years, compensation has rarely if ever been raised by investors as an issue to be discussed. Additionally, the Company periodically engages investors to discuss specific matters of importance to shareholders. The Company will continue to proactively engage shareholders and consider their concerns.

In addition, the Committee considered the result of the 2023 advisory, non-binding “say-on-pay” proposal in connection with the discharge of its responsibilities. A substantial majority of our shareholders (97.7% of the votes cast by shareholders of Class A Common Stock and Class B Common Stock, voting together) approved the compensation of our NEOs for fiscal 2022 described in our proxy statement for the 2023 Annual Meeting of Shareholders. The Committee views this level of shareholder support as an affirmation of our current pay philosophy and, as a result, no significant substantive changes were made to the structure of our executive compensation pay programs for fiscal 2023. The Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the NEOs.

In light of the voting results with respect to the frequency of shareholder votes on executive compensation at the 2023 Annual Meeting of Shareholders at which a substantial majority of our shareholders (98.8% of the votes cast by shareholders of Class A Common Stock and Class B Common Stock, voting together) voted for “say-on-pay” proposals to occur every year, the Board of Directors decided that the Company would hold an advisory vote on the compensation of named executive officers every year.

3. FISCAL 2023 COMPENSATION ELEMENTS & COMPENSATION MIX

COMPENSATION ELEMENTS AT A GLANCE

There are five main compensation elements that support the Company’s compensation objectives, each of which is discussed in detail below.

Base salaries;

Annual bonuses;

Stock grants (for example, stock option, PSU and RSU awards);

Long-Term Incentive Programs (“LTIPs”) (described below) (payable in cash, stock and/or phantom shares); and

Other employee benefits, including limited perquisites.

COMPENSATION MIX

HOVNANIAN CEO PAY MIX

Fixed vs. Variable Compensation

A significant portion of executives’ “Total Direct Compensation” (which includes base salary, annual bonuses, stock grants and LTIP awards) opportunity consists of variable compensation – that is, the compensation ultimately realized is dependent on either Company or individual performance. Of the elements of Total Direct Compensation, base salary is fixed compensation, while annual bonuses, stock grants and LTIP awards are variable compensation. An important part of each NEO’s compensation package consists of equity awards, the ultimate realizable value of which is tied to the Company’s stock performance. These variable elements are intended to align the executives’ performance and interests with Company performance and long-term shareholder value.

The Committee intends for variable compensation to represent a significant percentage of the Total Direct Compensation opportunity for all NEOs consistent with its pay-for-performance philosophy. For example, variable compensation represented 87% and 90% of the CEO’s Total Direct Compensation opportunity in fiscal 2023 and fiscal 2022, respectively. In addition, the Committee intends for Total Direct Compensation to be competitive with the Peer Group. As further described below under “Details of Compensation Elements—Stock Grants,” for fiscal 2023, the Committee granted PSUs to the NEOs. The Committee also determined that the PSUs would be tied to financial performance conditions.

Long-Term vs. Short-Term Compensation

An important portion of each NEO’s Total Direct Compensation is long-term compensation, which may include stock options, PSUs, MSUs, RSUs and/or LTIP awards. Short-term compensation consists of base salary and the cash portion of annual bonus amounts. Long-term compensation is intended to foster long-term commitment by the executive, employee-shareholder alignment and improved long-term shareholder value. In fiscal 2023, the Committee adopted a LTIP for the NEOs and other key senior executives of the Company, as discussed below.

4. DETAILS of  COMPENSATION ELEMENTS

BASE SALARIES

Base salaries are intended to reward executives for their day-to-day contributions to the Company. The Committee believes that base salaries within the competitive range are necessary to retain the Company’s executive talent pool, and it set the fiscal 2023 base salaries of the NEOs at a level it believed to be necessary to retain such executive officers’ services. Base salaries of all the NEOs are reviewed annually by the Committee and are subject to adjustment based on factors that may include individual performance, change in responsibilities, average salary increases or decreases in the industry, compensation for similar positions in the Company’s Peer Group or broad-based compensation survey data if comparable data were unavailable from the Peer Group companies, as well as other factors, such as cost of living increases and internal pay relationships with other executives. For fiscal 2023, the Committee approved a 4.5% base salary increase, effective December 24, 2022, for Mr. O’Connor, which is in line with the Company’s ordinary course merit-based salary and cost of living increase practices. Upon Mr. Hovnanian and Mr. Sorsby’s recommendation, the Committee determined not to increase their respective base salaries for fiscal 2023. In addition, effective March 6, 2023, Messrs. Hovnanian, Sorsby and O’Connor voluntarily agreed to a 5% base salary decrease in light of staff reductions due to the slowdown in the housing market at that time. Based on discussions with FW Cook and Peer Group market data gathered by management, the Committee determined that, including these adjustments, the base salaries for the NEOs are within the competitive range necessary to retain the executive officers’ services.

ANNUAL BONUSES

Regular Bonuses

The Company provides each of the NEOs with an opportunity to earn annual bonuses, which are intended to reward executives for the attainment of short-term financial objectives and for which the relevant metrics and formula are assessed annually.

When it set bonus formulas in December 2022, the Committee considered the increase in inflation to 40-year high levels, the fact that mortgage rates had more than doubled since January 2022 and that housing demand in the second half of 2022 had significantly decreased. As a result, the Committee determined to emphasize the importance of maintaining appropriate levels of liquidity, including the use of alternative capital raises by incorporating these metrics into the NEO’s bonus programs for fiscal 2023. The Committee also determined to maintain the existing ROAE bonus components for each NEO, subject to tiered bonus caps based on 2023 Pre-tax Profit, which were substantially lower than the maximum potential bonuses under their fiscal 2022 bonus formulas. In particular, depending on the level of 2023 Pre-tax Profit achieved, the CEO’s 2023 bonus cap ranged from $2.8 million to $3.8 million, which represented a significant reduction from the CEO’s fiscal 2022 bonus cap of $12 million.

The Committee has discretion to reduce or eliminate the amount of any bonus amounts payable to any participant based on performance or any other factors the Committee deems appropriate. Bonus opportunities are intended to be competitive with industry-wide practices in order to retain and attract executive talent.

The following description provides detail as to the components used to determine each NEO’s fiscal 2023 annual bonus, namely (1) ROAE, (2) Pre-tax Profit, (3) Liquidity Balances and (4) Alternative Capital Raises, each as defined below. For additional context as to the Committee’s approach to setting the Company’s compensation programs, see also the above discussion under “Compensation Philosophy and Objectives.” Due to the large percentage of long-term compensation paid in the form of stock pursuant to PSUs and the LTIP programs, all bonuses for fiscal 2023 were paid 100% in cash.

ROAE is defined as net income available to common shareholders divided by average equity (total equity at the beginning of the fiscal year and at the end of each fiscal quarter during the year divided by five). Net income used in calculating ROAE excludes the impact of any items deemed by the Committee to be unusual or nonrecurring items and excludes losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs. For fiscal 2023, the Committee set rigorous ROAE goals which required the achievement of a 20% ROAE in order for the NEOs to earn their respective maximum ROAE bonuses. For reference, the average return on equity for the S&P 500 over the last 25 years was 15.92%.

“Pre-tax Profit” is defined as income (loss) before income tax expense and before income (loss) from unconsolidated joint ventures as reflected on the Company’s audited financial statements plus income (loss) before income tax expense for the Company’s unconsolidated joint ventures as reflected on their respective financial statements for the twelve months ended October 31, 2023, excluding the impact of any items deemed by the Committee to be unusual or nonrecurring items and excluding losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs.

The Liquidity Balances component of the NEOs’ bonus formulas was based on the number of fiscal 2023 quarter-ends in which Liquidity Balances were at or above $200 million. “Liquidity Balances” are defined as homebuilding cash and cash equivalents plus restricted cash that collateralizes letters of credit plus the available borrowing capacity under the Company’s revolving credit facility. This element of the bonus calculation directly correlates with the Company’s strategic goal of enhancing our liquidity in order to grow the Company in light of our challenges accessing the capital markets.

The Alternative Capital Raises component of the NEOs’ bonus formulas measured amounts raised by the Company or its unconsolidated joint ventures from alternative capital sources as determined by the Committee (including, but not limited to, financing by joint ventures, land banking transactions and non-recourse debt, but excluding SEC registered and 144A debt financing transactions) that were closed during fiscal 2023. This element of the bonus calculation directly correlates with the Company’s strategic goal of enhancing our liquidity through innovative sources of additional capital in order to grow the Company in light of our challenges accessing the capital markets.

The bonus formulas for the NEOs are illustrated by the following tables.

For the CFO and CAO, the bonuses are based on base salaries in effect prior to the voluntary 5% base salary decrease on March 6, 2023.

	CEO Bonus*	CFO Bonus*	CAO Bonus*
ROAE
	Percentage of	Percentage of	Percentage of
	Pre-tax Profit	Base Salary	Base Salary

0.00%	0.00%	0.00%	0.00%
5.00%	1.00%	50.00%	20.00%
10.00%	1.25%	100.00%	40.00%
15.00%	1.50%	215.00%	80.00%
20.00%	2.00%	330.00%	120.00%

Plus

Number of Fiscal	CEO	CFO	CAO
2023 Quarter-Ends	Bonus*	Bonus*	Bonus*

with Liquidity Balances	thousands	thousands	thousands
at or Above $200 million

1	$0.0	$0.0	$0.0
2	$700.0	$350.0	$100.0
3	$1,050.0	$525.0	$150.0
4	$1,400.0	$700.0	$200.0

Plus

Alternative Capital
Raises Closed During	CEO Bonus*	CFO Bonus*	CAO Bonus*
Fiscal 2023

millions	thousands	thousands	thousands

$100.0	$0.0	$0.0	$0.0
$125.0	$700.0	$350.0	$100.0
$150.0	$1,050.0	$525.0	$150.0
$200.0	$1,400.0	$700.0	$200.0

*The bonuses are interpolated on a linear basis between the points shown in the table and are subject to the caps described below.

Subject to the following Bonus Caps

	CEO	CFO	CAO
Pre-tax Profit	Bonus Cap**	Bonus Cap**	Bonus Cap**

millions	thousands	thousands	thousands

Less than $40.0	$2,800.0	$1,400.0	$400.0
$40.0	$3,300.0	$1,725.0	$450.0
$80.0 or More	$3,800.0	$2,050.0	$500.0

**The bonus caps are interpolated on a linear basis between the points shown in the table.

For fiscal 2023, the Company achieved the maximum performance levels for ROAE, Liquidity Balances and Alternative Capital Raises. Specifically, fiscal 2023 ROAE, Pre-tax Profit and Alternative Capital Raises as defined under the bonus formulas for the NEOs were 42.9%, $370.2 million and $342.3 million, respectively, and Liquidity Balances were above $200 million for all four fiscal quarter-ends. As a result, Messrs. Hovnanian, Sorsby and O’Connor earned cash bonuses equal to $3,800,000, $2,050,000 and $500,000, respectively, which represented their maximum potential bonuses. The fiscal 2023 bonus payouts for Messrs. Hovnanian, Sorsby and O’Connor were 45%, 21.5% and 14% lower, respectively, than their fiscal 2022 bonus payouts.

Discretionary Bonuses

The Committee has the authority to make discretionary bonus awards, which it considers under special circumstances, including exceptional contributions not reflected in the regular bonus measures, new hire sign-on bonuses and retention rewards. No discretionary bonus awards were granted to the NEOs in fiscal 2023.

STOCK GRANTS

The Committee may make grants of stock options, stock appreciation rights, MSUs, PSUs, restricted stock and RSUs, unrestricted shares of stock or stock-based awards settled in cash. In fiscal 2023, the Committee awarded PSUs to the NEOs.

Equity awards are intended to establish a strong commitment to maintain employment with the Company and to focus on creating long-term shareholder value. Because the ultimate value received by equity award recipients is directly tied to the Company’s stock price, such awards serve to link the interests of management and shareholders and to motivate executive officers to make decisions that will increase the long-term total return to shareholders. Certain of the equity awards also include financial performance conditions, which are intended to incentivize recipients to direct the Company to achieve specified financial performance goals. Additionally, grants under the Existing Plan include vesting and termination provisions that the Committee believes will encourage equity award recipients to remain long-term employees of the Company.

The Committee ultimately approves the size of the grants taking into account the recommendations of the CEO (other than for his own grant) and other criteria as determined by the Committee. The Committee considers the grant date value of awards as well as the number of shares to ensure that a significant portion of NEO compensation is tied to the Company’s stock price performance and shareholder value creation. The Committee will continue to determine the appropriate mix of equity and other award types based on the objectives of the compensation program, the Company’s business needs, the potential dilution impact and the pool of shares remaining available for grant under the Company’s shareholder-approved incentive plans.

Fiscal 2023 Equity Awards

In determining the fiscal 2023 equity awards for the NEOs, the Committee considered, without giving specific weight to any one factor, then-available information on Peer Group equity awards for the NEOs, the anticipated changes in equity award values across industries, the Company’s available share pool and the potential impact on shareholder dilution, the Company’s stock performance, the historical equity awards provided to each NEO, the desire to retain the employment of each NEO and the desire to continue to link a substantial portion of each NEO’s compensation with future Company performance. As previously discussed, the Committee’s outside compensation consultant, FW Cook, also assisted the Committee with respect to its review of the Company’s compensation program for the CEO and other NEOs, including its equity awards.

All equity awards granted to NEOs in fiscal 2023 were made in the form of rights to receive shares of Class A Common Stock, except for the CEO, who received his equity awards in the form of rights to receive shares of Class B Common Stock. In making such determination for the CEO, the Committee discussed the various reasons for making awards in Class B Common Stock and considered and evaluated the feedback gathered over time and reported to the Committee by senior human resources personnel about the diligence review thereof, which included discussions with the Company’s senior management and other associates and external parties, such as significant capital providers and joint venture partners and important suppliers and contractors with whom the Company continues to have significant business relationships. Such parties expressed that Hovnanian generational family ownership and control has high value in that it fosters strong engagement and it continues to be important to the Company’s business dealings and relationships and to attracting and retaining current and prospective employees. The Committee also reviewed an independent analysis and valuation of what premium or discount, if any, a Class B Common Stock share would have relative to a Class A Common Stock share, taking into account selected transactions and companies offering dual-class stock. Such analysis found, on average, no premium associated with high voting stock even when such stock retained its high vote status upon a sale, which is in contrast to Class B Common Stock which must be converted to Class A Common Stock upon a sale.

After such discussion and review and analysis thereof, the Committee determined that the value to the CEO of receiving Class B Common Stock was equal to the value if he had received Class A Common Stock and that making the CEO’s equity awards in the form of rights to receive shares of Class B Common Stock best served the Company’s and its shareholders’ interests by promoting continuity of direction and management and stability in the Company’s business and employee relationships through Hovnanian generational family ownership and control, which has been and continues to be critical to the growth and success of the Company. There was a less than 3.8% change in the percentage of Hovnanian shareholder votes controlled by Ara Hovnanian caused by the later of vesting or delivery, in fiscal 2023, of Class B Hovnanian Common Stock awards.

The Committee decided to award PSUs to the NEOs in fiscal 2023 because it believes PSUs provide a clear linkage to shareholder value creation and balance retention and performance objectives. Of the PSUs awarded to the NEOs in fiscal 2023, half of the PSUs were tied to absolute EBIT levels, and the other half of the PSUs were tied to EBIT Return on Investment rank relative to the Peer Group as further discussed below. The absolute EBIT metric was chosen because the Committee determined that it supports the Company’s strategic goal of improving profitability and interest coverage. The relative EBIT Return on Investment metric was chosen because the Committee determined that it measures pure operating performance compared to the Peer Group on an equal basis because it neutralizes each company’s leverage. EBIT Return on Investment differs from EBIT Return on Inventory, a metric used in the Company’s 2022 PSU program, in that it accounts for the Company’s investment in unconsolidated joint ventures, which the Committee views as appropriate because that is how the Company invests in certain communities. If the performance conditions are met, the earned PSUs vest on the third anniversary of the grant date. The earned PSUs are further subject to a mandatory two-year post-vesting delayed delivery such that the PSU awards will not be completely distributed until five years following the grant date, or June 9, 2028.

Mr. Hovnanian:

In fiscal 2023, Mr. Hovnanian received 31,202 target PSUs with a grant date fair value of $2,274,002 compared to 36,312 target PSUs in fiscal 2022 with a grant date fair value of $1,516,026.

Mr. Sorsby:

In fiscal 2023, Mr. Sorsby received 14,766 target PSUs with a grant date fair value of $1,076,146 compared to 17,184 target PSUs in fiscal 2022 with a grant date fair value of $717,432.

Mr. O’Connor:

In fiscal 2023, Mr. O’Connor received 2,882 target PSUs with a grant date fair value of $210,040 compared to 3,354 target PSUs in fiscal 2022 with a grant date fair value of $140,030.

The number of PSUs tied to absolute EBIT levels which become earned PSUs shall equal the product of the target number of PSUs multiplied by the applicable Performance Multiplier set forth below. For this purpose, “EBIT” shall mean income (loss) before interest and income tax expense during the performance period as reflected on the Company’s audited financial statements for such performance period plus income (loss) before interest and income tax expense for the Company’s unconsolidated joint ventures as reflected on their respective financial statements for the twelve months ending April 30, 2024, excluding: (1) expense/income recorded during the performance period from any Phantom Share based awards related to changes in the stock price above or below the stock price at the date of grant; (2) the impact of any items deemed by the Committee to be unusual or nonrecurring items; and (3) losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs.

EBIT for the
4 Quarters Ending	Performance
April 30, 2024	Multiplier*

More than 7.7% below target	50%
Target	100%
15.4% above target	200%

*The applicable Performance Multiplier is interpolated on a linear basis between the points shown in the table.

The number of PSUs tied to EBIT Return on Investment rank relative to the Peer Group which become earned PSUs shall equal the product of the target number of PSUs multiplied by the applicable Performance Multiplier. The Performance Multiplier ranges from 50% to 200% depending on EBIT Return on Investment rank with the maximum multiplier requiring a rank in the top three. “EBIT Return on Investment” shall mean the quotient resulting from dividing EBIT by Average Investment. “EBIT” shall mean income (loss) before interest and income tax expense during the performance period as reflected on each company’s audited financial statements for such performance period, excluding losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs and, for Hovnanian Enterprises, Inc., excluding: (1) expense/income recorded during the performance period from any Phantom Share based awards related to changes in the stock price above or below the stock price at the date of grant and (2) the impact of any items deemed by the Committee to be unusual or nonrecurring items. “Average Investment” shall mean the average of the sum of the ending inventory, investment in unconsolidated joint ventures, investment in build for rent assets, definite life intangibles and goodwill balances from each company’s audited balance sheet, excluding capitalized interest and the impact of consolidated inventory not owned, for each of the five most recently completed consecutive fiscal quarters as of April 30, 2024.

Achievement under the 2022 PSUs

In fiscal 2022, the Committee granted PSUs to the NEOs because it believes PSUs provide a clear linkage to shareholder value creation and balance retention and performance objectives. Half of the fiscal 2022 PSUs were tied to absolute EBIT levels, while the other half of the PSUs were tied to EBIT Return on Inventory rank relative to the Peer Group, each as further discussed below. The absolute EBIT metric was chosen because the Committee determined that it supports the Company’s strategic goal of improving profitability and interest coverage. The relative EBIT Return on Inventory metric was chosen because the Committee determined that it measures pure operating performance compared to the Peer Group on a leverage neutral basis. Earned PSUs vest on the third anniversary of the grant date and are further subject to a mandatory two-year post-vesting delayed delivery such that the PSU awards will not be completely distributed until five years following the grant date, or June 10, 2027.

	Target 2022 PSUs	Target 2022 PSUs
	Tied to Absolute	Tied to Relative
	EBIT Levels	EBIT ROI Rank

Mr. Hovnanian	18,156	18,156
Mr. Sorsby	8,592	8,592
Mr. O’Connor	1,677	1,677

The number of PSUs tied to absolute EBIT levels which become earned PSUs shall equal the product of the target number of PSUs multiplied by the applicable Performance Multiplier set forth below. For a definition of “EBIT” used in relation to our 2022 PSUs please see our proxy statement relating to our 2023 annual shareholder meeting filed with the SEC on February 10, 2023.

EBIT for the 4 Quarters Ending	Performance
April 30, 2023	Multiplier*

$300 million or less (Threshold)	50%
$350 million (Target)	100%
$450 million or more (Maximum)	200%

*The applicable Performance Multiplier is interpolated on a linear basis between the points shown in the table.

The Company’s EBIT for the four quarters ending April 30, 2023 was $426.3 million, resulting in a payout of 176.3% of the target award. The earned PSUs vest on the third anniversary of the grant date and are further subject to a mandatory two-year post-vesting delayed delivery such that the PSU awards will not be completely distributed until five years following the grant date, or June 10, 2027.

The number of PSUs tied to EBIT Return on Inventory rank relative to the Peer Group which become earned PSUs shall equal the product of the target number of PSUs multiplied by the applicable Performance Multiplier as set forth below. For a definition of “EBIT Return on Inventory” used in relation to our 2022 PSUs please see our proxy statement relating to our 2023 annual shareholder meeting filed with the SEC on February 10, 2023.

Relative EBIT ROI Rank Compared to Peers
for Each Company’s 4 Most Recently Completed	Performance
Fiscal Quarters as of April 30, 2023	Multiplier*

Bottom Three (Threshold)	50%
Rank 6 (Target)	100%
Top Three (Maximum)	200%

*The applicable Performance Multiplier is interpolated on a linear basis between the points shown in the table.

Our relative EBIT Return on Inventory rank compared to our Peers for each company’s four most recently completed fiscal quarters as of April 30, 2023 was the highest, resulting in a payout of 200% of the target award. The earned PSUs vest on the third anniversary of the grant date and are further subject to a mandatory two-year post-vesting delayed delivery such that the PSU awards will not be completely distributed until five years following the grant date, or June 10, 2027.

LONG-TERM INCENTIVE PROGRAMS

2023 Long-Term Incentive Program

In fiscal 2023, the Company adopted a Long-Term Incentive Program (the “2023 LTIP”) under the Existing Plan to further aid the Company in retaining key employees and to motivate them to exert their best efforts on behalf of the Company. Specifically, the 2023 LTIP is entirely performance-based and is intended to incentivize achievement of specified relative EBIT Return on Investment goals as of October 31, 2025, specified levels of new community openings (including domestic joint ventures) in fiscal year 2025 with National Portfolio Plans that include Looks, which are plans that are used across our markets and include curated packages for customers to select, rather than a large number of a la carte options, and specified levels of public debt refinanced or reduced by October 31, 2025. The Committee chose these metrics to align and incentivize the NEOs to focus on attaining operating efficiencies, improving our bottom line and achieving our strategic goals. In particular, refinancing or reducing public debt as a financial measure incentivizes management to work towards improvement of our balance sheet.

Each of the NEOs is a participant in the 2023 LTIP. Award payouts, if any, will be determined based on actual performance for the full 36-month performance period and will be subject to holding requirements, as described below. This performance period commenced on November 1, 2022 (the beginning of fiscal 2023) and will end on October 31, 2025 (that is, the performance period covers fiscal 2023, 2024 and 2025). After the performance period, the LTIP share portion of the awards remain subject to a mandatory two-year post-vesting delayed delivery such that the awards will not be completely distributed until five years after the beginning of the performance period, or October 31, 2027. The LTIP phantom share portion of the awards will be distributed following the end of the performance period. Like MSU, PSU and other LTIP awards, in accordance with the Committee’s intentions, the payout under the 2023 LTIP will be determined based on the Company’s performance.

Award payouts, if any, will be based on a specific target multiple of each participant’s base salary in effect on January 1, 2023. The following describes the target multiple of base salary and form of payout for each NEO:

	Target Multiple
	of Base Salary	Payout Method

Mr. Hovnanian	1.35	50% shares/50% phantom shares
Mr. Sorsby	1.00	50% shares/50% phantom shares
Mr. O’Connor	0.75	50% shares/50% phantom shares

The Awards are reflected in the Summary Compensation Table as “Stock Awards” in fiscal 2023 even though the LTIP share portion remains subject to mandatory delayed delivery restrictions through fiscal 2027, as discussed above. Any cash-settled phantom shares that vest will be distributed at the end of the performance period, while the remaining PSU awards that vest, if any, are further subject to a mandatory two-year post-vesting delayed delivery such that the awards will not be completely distributed until October 31, 2027.

Potential award payouts range from 0% to 250% of the target award depending on performance against three metrics: (1) EBIT Return on Investment relative to the Peer Group for the four most recently completed fiscal quarters as of October 31, 2025, (2) the percent of new community openings, including domestic joint ventures, in fiscal 2025 that include National Portfolio plans with Looks, which are plans that are used across our markets and include curated packages for customers to select, rather than a large number of a la carte options, and (3) the refinancing or reduction of a specified level of the Company’s public bonds by October 31, 2025. For purposes of the LTIP, “EBIT Return on Investment” shall mean the quotient resulting from dividing EBIT by Average Investment. For purposes of the LTIP, “EBIT” shall mean income (loss) before interest and income tax expense during the performance period as reflected on each company’s audited financial statements for such performance period, excluding losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs and, for Hovnanian Enterprises, Inc., excluding: (1) expense/income recorded during the Performance Period from any Phantom Share based awards related to changes in the stock price above or below the stock price at the date of grant and (2) the impact of any items deemed by the Committee to be unusual or nonrecurring items. “Average Investment” shall mean the average for each of the 5 most recently completed consecutive fiscal quarters as of October 31, 2025 of the sum of the ending inventory, definite life intangibles and goodwill balances from each company’s audited balance sheet, excluding capitalized interest and the impact of consolidated inventory not owned.

Achievement under the 2021 Long-Term Incentive Program

In fiscal 2021, the Company adopted a Long-Term Incentive Program (the “2021 LTIP”) to further aid the Company in retaining key employees and to motivate them to exert their best efforts on behalf of the Company. Specifically, the 2021 LTIP was entirely performance-based and was intended to incentivize achievement of specified pre-tax profit goals as a measure of operational improvement and specified improvements in the Company’s annualized interest incurred based on outstanding homebuilding debt (“Annualized Interest Incurred”). The Committee chose these metrics to align and incentivize the NEOs to focus on gaining operating efficiencies and improving our bottom line. In particular, using annualized interest expense as a financial measure incentivizes management to work towards improvement of our balance sheet.

Each of the NEOs was a participant in the 2021 LTIP, and their award payouts were determined based on actual performance for the full 36-month performance period, subject to certain vesting requirements over an additional 24-month period, as described below. This performance period commenced on November 1, 2020 (the beginning of fiscal 2021) and ended on October 31, 2023 (that is, the performance period covered fiscal 2021, 2022 and 2023). After the performance period, the awards, as discussed further below, remain subject to vesting conditions during fiscal 2024 and 2025. Like MSU, PSU and other LTIP awards, in accordance with the Committee’s intentions, the payout under the 2021 LTIP was determined based on the Company’s performance.

Award payouts were based on a specific target multiple of the NEO’s base salary in effect on January 1, 2021. The following describes the target multiple of base salary and form of payout for each NEO:

	Target Multiple
	of Base Salary	Payout Method

Mr. Hovnanian	1.35	100% shares
Mr. Sorsby	1.00	100% shares
Mr. O’Connor	0.75	100% shares

The Awards were reflected in the Summary Compensation Table as “Stock Awards” in fiscal 2021 even though they remain subject to vesting restrictions during 2023, 2024 and 2025 and mandatory holding restrictions through fiscal 2025, 2026 and 2027, as discussed below.

For purposes of the 2021 LTIP, “Pre-tax Profit” is defined as income (loss) before income tax expense and before income (loss) from unconsolidated joint ventures as reflected on the Company’s audited financial statements plus income (loss) before income tax expense for the Company’s unconsolidated joint ventures as reflected on their respective financial statements for the thirty-six month period ending October 31, 2023, excluding the impact of any items deemed by the Committee to be unusual or nonrecurring items and excluding losses from land impairments and gains or losses from debt repurchases/debt retirement such as call premiums and related issuance costs. “Annualized Interest Incurred” is defined as the annualized interest due on the outstanding Homebuilding Debt as of October 31, 2023. “Homebuilding Debt” is defined as total (recourse) notes payable, including the outstanding balances at October 31, 2023 on any revolving credit agreements, and non-recourse property-specific debt, excluding accrued interest, as reflected on our consolidated audited balance sheet, less any debt that has an equity component such as debt convertible into equity, tangible equity units and/or exchangeable notes (not net debt).

The following table illustrates the percentage of the target award that would have been achieved at each performance level. Awards are interpolated on a linear basis between performance levels but will not be extrapolated above the maximum performance levels listed below:

Cumulative
Pre-tax
Profit for
Fiscal 2021
Through	Annualized Interest Incurred Based on Outstanding
Fiscal 2023	Homebuilding Debt at October 31, 2023

millions	$165.0 or more	$158.3	$151.7	$145.0	$138.3	$131.7	$125.0 or less

$475.0 or more	100% of target award	125% of target award	150% of target award	175% of target award	200% of target award	225% of target award	250% of target award
$350.0	75% of target award	100% of target award	125% of target award	150% of target award	175% of target award	200% of target award	225% of target award
$225.0	50% of target award	75% of target award	100% of target award	125% of target award	150% of target award	175% of target award	200% of target award
$100.0	0% of target award	15% of target award	30% of target award	45% of target award	60% of target award	75% of target award	90% of target award
Less than $100.0	0% of target award	0% of target award	0% of target award	0% of target award	0% of target award	0% of target award	0% of target award

For the period from fiscal 2021 through fiscal 2023, the Company achieved $918.5 million in cumulative Pre-tax Profit, and Annualized Interest Incurred was $114.5 million, resulting in a payout of 250% of the target award. As an additional condition of earning each portion of the award and as a retention inducement, following the performance period, a participant must also be employed through the vesting dates outlined below (other than in cases of death, disability, qualified retirement or specified termination following a change in control of the Company). Mr. Sorsby’s departure from the Company as of October 31, 2023 was deemed a qualified retirement such that he will receive these awards.

60% of the award vested on October 31, 2023 and
will be payable on October 31, 2025;

20% of the award will become vested on October 31, 2024
and would be payable in October 31, 2026; and

20% of the award will become vested on October 31, 2025
and would be payable in October 31, 2027.

OTHER EMPLOYEE BENEFITS

The Company provides additional employee benefits that the Committee believes enhance executive safety, efficiency and time that the executive is able to devote to Company affairs.

We do not believe that special perquisites or other personal benefits should play a major role in our executive compensation program. However, some NEOs are provided one or more of the following items:

Auto allowance, including car maintenance and fuel expense;

Personal use of the Company’s automobiles and of the Company’s fractional aircraft share (limited to the CEO);

Executive term life insurance;

Annual Executive Physical Exam Program;

Golf membership or country club fee reimbursement for personal use (limited to Messrs. Hovnanian and Sorsby); and

Personal income tax preparation services (limited to the CEO).

There are no tax gross-ups on any of the executive perquisites. The Committee annually reviews the elements and level of executive perquisites for the NEOs. In particular, in evaluating the appropriateness of these benefits for the CEO, the Committee takes into consideration the CEO’s security, health and safety and the degree to which he is required to travel to various Company locations and business functions on a daily basis. Based on its review, the Committee has requested that the CEO use Company-provided transportation to enhance his security and the efficient use of his time.

The Company makes a matching contribution to all participants, including the NEOs, in the Company’s 401(k) plans of up to 6% of eligible employee compensation, based on tenure. The Company also makes contributions to the executive deferred compensation plan (“EDCP”) for the NEOs and certain other members of senior leadership of the Company to provide up to 6% of earnings above the annual 401(k) limit for the calendar year, based on tenure. Calendar year contributions are credited in the subsequent fiscal year and reflected in the proxy statement for that year. Contributions credited in fiscal 2022 with respect to calendar year 2021 earnings were higher than anticipated due to a higher than expected increase in the Company’s stock value. Although, in light of this development, Mr. Hovnanian requested that his contribution based on calendar year 2021 earnings be reduced, such reduction was not possible because the contribution had already been credited to his EDCP account. Upon Mr. Hovnanian’s recommendation, the Committee determined to cap his contribution to be credited in fiscal 2023 based on calendar year 2022 earnings at $450,000. To limit contributions going forward, Mr. Hovnanian further recommended, and the Committee approved, changing the contribution formula for all participants to exclude equity and other long-term compensation beginning with contributions to be credited in fiscal 2024 based on calendar year 2023 earnings.

Specific benefits and the incremental costs of such benefits are described in detail in the footnotes to the Summary Compensation Table. The Company does not offer any defined benefit pension plans to its employees.

5. ACTIONS for FISCAL 2024

The Committee approved a base salary increase to $600,000, effective November 1, 2023, for Mr. O’Connor, in light of his promotion to Chief Financial Officer. Given the Company’s improved financial performance, effective December 23, 2023, the Committee restored Mr. Hovnanian’s salary to $1,150,000, which was his base salary prior to the voluntary decrease on March 6, 2023.

The Committee increased the alternative capital raises goals in the NEOs’ fiscal 2024 bonus plans to further enhance our liquidity in order to grow the Company. In light of his promotion, the Committee increased Mr. O’Connor’s fiscal 2024 bonus potential to align with his new position. Given the Company’s improved financial performance, the Committee raised the fiscal 2024 bonus cap for Mr. Hovnanian to $7 million, which is higher than his 2023 bonus cap but lower than his 2022 bonus cap.

The Committee also adopted a new Long-Term Incentive Program (the “2024 LTIP”). Each of the NEOs will be a participant in the 2024 LTIP, and their award payouts will be determined based on the Company’s achievement of specified levels of (1) EBIT Return on Investment relative to the Peer Group for the four most recently completed fiscal quarters as of October 31, 2026 and (2) Net Debt to Capital at October 31, 2026. At the end of the performance period, 50% of the awards, if any, which would be payable in cash-settled phantom shares will be distributed and the remaining 50% of the awards, if any, which would be payable in shares of Company stock, are further subject to a mandatory two-year post-vesting delayed delivery such that the awards will not be completely distributed until October 31, 2028. The performance period for the 2024 LTIP commenced on November 1, 2023 and will end on October 31, 2026.

6. TAX DEDUCTIBILITY & ACCOUNTING IMPLICATIONS

As a general matter, the Committee takes into account the various tax and accounting implications of compensation. When determining amounts of equity grants to executives and employees, the Committee also examines the accounting cost associated with the grants.

7. TIMING & PRICING OF EQUITY AWARDS

With the exception of grants related to new hires and promotions, PSUs, RSUs, MSUs and options are granted on the second Friday in June for all eligible employees. The Company’s practice of setting “fixed” equity award grant dates is designed to avoid the possibility that the Company could grant stock awards prior to the release of material, non-public information that is likely to result in an increase in its stock price or delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in the Company’s stock price. Exercise prices of stock options, when granted, are generally set at, and cannot be lower than, the closing price per share of the Company’s Class A Common Stock on the NYSE on the day of grant.

8. STOCK OWNERSHIP GUIDELINES & DELAYED DELIVERY PERIODS

STOCK OWNERSHIP GUIDELINES

The Board of Directors has adopted stock ownership guidelines, which set forth recommended minimum amounts of stock ownership, directly or beneficially, for the CEO, CFO, COO (if any) and non-employee Directors. The Corporate Governance and Nominating Committee reviews adherence to the Company’s stock ownership guidelines on an annual basis, which guidelines are incorporated into the Company’s Governance Guidelines. The Company believes these guidelines further enhance the Company’s commitment to aligning the interests of our non-employee Directors and senior management with those of our shareholders.

Under the terms of the ownership guidelines, once the stock ownership guidelines are met, they are deemed satisfied for subsequent annual review periods, regardless of decreases in the Company’s stock price on the NYSE.

SENIOR EXECUTIVE OFFICERS

The guidelines provide that the following senior executive officers of the Company are requested to achieve and maintain minimum stock ownership amounts as follows within five years after they become subject to the guidelines:

CEO: 6 times current base salary

CFO: 3 times current base salary

COO (if any): 3 times current base salary

As of October 31, 2023, Messrs. Hovnanian and Sorsby were in compliance with the guidelines.

See “Non-Employee Director Compensation” for information on the stock ownership guidelines for non-employee Directors.

MANDATORY DELAYED DELIVERY PERIOD

The Compensation Committee of the Board of Directors of the Company has adopted a policy whereby equity awards granted to the company’s executive officers are subject to a mandatory two-year post-vesting delayed delivery period such that, even after vesting conditions for the applicable award are satisfied and the award is fully vested, delivery of the underlying shares is delayed until the second anniversary of the vesting date, other than equity awards that vest in connection with a qualified termination of employment occurring within two years following a change of control, as governed by the terms of the applicable award agreement.

ANTI-HEDGING AND PLEDGING POLICIES

We have a securities trading policy that sets forth guidelines and restrictions applicable to employees’ and directors’ transactions involving our stock. Among other things, this policy prohibits our employees and directors from engaging in short-term or speculative transactions involving our stock, including purchasing our stock on margin, short sales of our stock (that is, selling stock that is not owned and borrowing shares to make delivery), buying or selling puts, calls or other derivatives related to our stock and arbitrage trading or day trading of our stock. In addition, our employees and directors are not allowed to pledge Company stock without the consent of the Company.

EXECUTIVE COMPENSATION

1. SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for the fiscal years ended October 31, 2023, October 31, 2022 and October 31, 2021 of the CEO, CFO and CAO. These three individuals compose our named executive officers (“NEOs”).

						Non-Equity	Change in Pension Value and Nonqualified
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Incentive Plan Compen- sation	Deferred Compen- sation Earnings	All Other Compen-sation	Total
		($) (1)	($)	($) (2)	($) (3)	($) (4)	($) (5)	($) (6)	($) (7)

Ara K. Hovnanian President, Chief Executive Officer and Chairman of the Board	2023	1,116,385		3,826,502		3,800,000	71,083	668,428	9,482,398
	2022	1,154,423	—	3,068,492	—	11,316,803	78,883	890,896	16,509,497
	2021	1,257,273	—	3,330,082	—	7,437,438	64,861	388,528	12,478,182

J. Larry Sorsby Executive Vice President, Chief Financial Officer	2023	923,841		1,867,863		2,050,000	94,902	675,815	5,612,421
	2022	790,607	—	1,509,133	—	4,469,122	94,489	493,915	7,357,266
	2021	762,338	—	1,482,319	—	3,501,250	70,497	177,486	5,993,890

Brad G. O’Connor Senior Vice President, Chief Accounting Officer and Treasurer	2023	488,037		589,626		500,000	22,791	185,029	1,785,483
	2022	483,650	—	503,235	—	1,430,918	21,473	106,243	2,545,519
	2021	466,230	—	490,905	—	752,500	17,619	62,004	1,789,258

(1)

“Salary” Column. Reflects the prorated base salary for each fiscal year since base salary changes generally occur after the beginning of the fiscal year. For fiscal 2023, the Committee approved a 4.5% base salary increase, effective December 24, 2022, for Mr. O’Connor, which is in line with the Company’s ordinary course merit-based salary and cost of living increase practices. Upon Mr. Hovnanian and Mr. Sorsby’s recommendation, the Committee determined not to increase their respective base salaries for fiscal 2023. In addition, effective March 6, 2023, Messrs. Hovnanian, Sorsby and O’Connor voluntarily agreed to a 5% base salary decrease in light of staff reductions due to the slowdown in the housing market at that time. For Mr. Sorsby, the 2023 amount reflected above also includes the payout of his accrued but unused time-off balances upon his retirement on October 31, 2023.

(2)

“Stock Awards” Column. For fiscal 2023, this column reflects the aggregate grant date fair value of the PSU awards and the 2023 LTIP awards granted to the NEOs based upon the probable outcome of the performance conditions as of the grant date. The PSUs included in the table above are subject to performance, and, if earned, awards are subject to vesting restrictions that extend through June 9, 2026 and a mandatory two-year post-vesting delayed delivery that extends through June 9, 2028. The 2023 LTIP awards included in the table above are subject to performance over a three-year period (fiscal 2023, 2024 and 2025), and, if earned, awards are subject to a mandatory two-year post-vesting delayed delivery that extends through the end of fiscal 2027. The grant date fair values were, in each case, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in footnote (15) to the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023. Assuming the highest level of achievement on performance awards as of the grant date, the aggregate grant date fair values of the PSUs granted in fiscal 2023 would have been $4,548,004, $2,152,292 and $420,080 for Messrs. Hovnanian, Sorsby and O’Connor, respectively, and the aggregate grant date fair values of the 2023 LTIP awards granted in fiscal 2023 would have been $3,881,268, $1,979,315 and $948,987 for Messrs. Hovnanian, Sorsby and O’Connor, respectively.

(3)

“Option Awards” Column. This column reflects the aggregate grant date fair value of stock options awarded in the fiscal year indicated.

(4)

“Non-Equity Incentive Plan Compensation” Column. This column represents the performance-based annual bonus awards described under “Regular Bonuses” above earned by the NEOs in the fiscal year indicated and the cash portions of the 2019 LTIP and 2020 LTIP awards earned by the NEOs in fiscal 2021 and fiscal 2022, respectively.

(5)

“Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column. Represents the portions of the interest on the Company contribution amounts in the EDCP that are above the applicable federal interest rate.

(6)

“All Other Compensation” Column. This column discloses all other compensation for the fiscal year indicated, including reportable perquisites and other personal benefits.

(7)

“Total” Column. This column reflects the sum of all the columns of the Summary Compensation Table.

In addition to the perquisites and other personal benefits listed below, the NEOs received the following other compensation in fiscal 2023:

Fiscal 2023 All Other Compensation Other Than Perquisites

(Supplemental Table)

Name	Term Life Insurance Premiums	Company Contributions to the Executive’s Retirement Plan (401(k))	Company Contributions to the Executive Deferred Compensation Plan (EDCP)
	($)	($)	($) (a)

Ara K. Hovnanian	5,066	19,800	450,000
J. Larry Sorsby	4,814	19,800	598,691
Brad G. O’Connor	1,812	19,800	141,884

(a)
Reflects Company contributions to the EDCP accounts of the NEOs to make them whole for the fact that the 401(k) plan imposes limits on compensation that may be recognized for employer contribution purposes. Upon Mr. Hovnanian’s recommendation, the Committee determined to cap his contribution to be credited in fiscal 2023 based on calendar year 2022 earnings at $450,000. To limit contributions going forward, Mr. Hovnanian further recommended, and the Committee approved, changing the contribution formula for all participants to exclude equity and other long-term compensation beginning with contributions to be credited in fiscal 2024 based on calendar year 2023 earnings.

For fiscal 2023, total perquisites and other personal benefits, and those that exceeded the greater of $25,000 or 10% of total perquisites and other personal benefits for each NEO, were as follows:

Name	Total Perquisites and Description		Fiscal 2023 Perquisites that Exceeded the Greater of $25,000 or 10% of Total Perquisites

	Total Fiscal 2023 Perquisites ($)	Types of Perquisites (a)	Personal Use of the Company’s Fractional Aircraft Share ($) (b)	Auto Allowance, Car Maintenance and Fuel ($) (c)	Personal Income Tax Preparation ($)

Ara K. Hovnanian	193,562	(1) (2) (d) (4) (6) (7) (8)	113,952	N/A	42,052
J. Larry Sorsby	52,510	(3) (4) (6)	N/A	49,181	N/A
Brad G. O’Connor	21,533	(3) (4) (5)	N/A	N/A	N/A

(a)

(1) Personal use of the Company’s fractional aircraft share; (2) Personal use of the Company’s automobiles; (3) Auto allowance and car maintenance and fuel expenses; (4) Company-subsidized medical premiums under grandfathered service provision and premiums for long-term disability insurance; (5) Use of the Company’s Annual Executive Physical Exam Program; (6) Golf/country club membership fees for personal use; (7) Personal income tax preparation; and (8) Interest paid by the Company in connection with the executive’s life insurance policy.

(b)

The incremental costs of personal use of the Company’s fractional aircraft share are calculated as the total operating costs (including trip-based management fees) directly associated with personal trips and any repositioning of the aircraft related to personal trips. Because the Company’s aircraft is predominantly used for business trips, other costs are not allocated between business and personal use.

(c)

Represents auto allowance and reimbursements for gas and maintenance for NEOs’ personal vehicles, including for the business use of their vehicles.

(d)

The incremental costs of personal use of the Company’s automobiles are calculated using the lease value method and prorated based upon the percentage of total miles driven during the fiscal year represented by personal trips.

2. GRANTS OF PLAN-BASED AWARDS IN FISCAL 2023

The following table summarizes the potential equity and non-equity incentive plan awards that could have been or could be earned by each of the NEOs at the defined levels of “Threshold,” “Target” and “Maximum” based on the performance-based awards granted to the NEOs in fiscal 2023. We did not grant any other plan-based awards in fiscal 2023.

Each of the following columns is described in the

footnotes below the table.

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			Grant Date Fair Value of Stock Awards ($) (5)
			Threshold	Target	Maximum	Threshold	Target	Maximum

Ara K. Hovnanian	Bonus (1)		0	—	3,800,000
	LTIP Shares (2)	12/15/2022				0	21,563	53,908	776,268
	LTIP Phantom Shares (2)	12/15/2022				0	16,838	42,095	776,232
	PSUs (3)	6/9/2023				7,801	15,601	31,202	1,137,001
	PSUs (4)	6/9/2023				7,801	15,601	31,202	1,137,001

J. Larry Sorsby	Bonus (1)		0	—	2,050,000
	LTIP Shares (2)	12/15/2022				0	10,996	27,490	395,856
	LTIP Phantom Shares (2)	12/15/2022				0	8,587	21,468	395,861
	PSUs (3)	6/9/2023				3,692	7,383	14,766	538,073
	PSUs (4)	6/9/2023				3,692	7,383	14,766	538,073

Brad G. O’Connor	Bonus (1)		0	—	500,000
	LTIP Shares (2)	12/15/2022				0	5,272	13,180	189,792
	LTIP Phantom Shares (2)	12/15/2022				0	4,117	10,293	189,794
	PSUs (3)	6/9/2023				721	1,441	2,882	105,020
	PSUs (4)	6/9/2023				721	1,441	2,882	105,020

(1)

Regular Bonuses. As described above under “Regular Bonuses” in the Compensation Discussion and Analysis, the fiscal 2023 bonus formula for the NEOs was based on ROAE, Liquidity Balances and Alternative Capital Raises and subject to tiered caps based on Pre-tax Profit. These NEOs would not earn any bonus if (1) ROAE in fiscal 2023 was zero or lower, (2) Liquidity Balances were above $200 million for fewer than two fiscal 2023 quarter-ends and (3) Alternative Capital Raises in fiscal 2023 were $0. Because bonus amounts above those levels for ROAE, Liquidity Balances and Alternative Capital Raises, however, would be interpolated, $0 has been disclosed at the “threshold” level for purposes of the above table for these NEOs.

For purposes of the above table presentation, the bonus earned at the “target” level for the NEOs would be the amount that could be earned if (1) ROAE for fiscal 2023 was 10%, (2) Liquidity Balances were above $200 million for three fiscal 2023 quarter-ends and (3) Alternative Capital Raises in fiscal 2023 were $150 million. Mr. Hovnanian’s bonus formula would provide for a payment of 1.25% of Pre-tax Profit and the bonuses all of the NEOs would be subject to tiered caps based on Pre-tax Profit. Because Pre-tax Profit was not determinable at the time the fiscal 2023 bonus formula was established, no target amount is reflected for the NEOs in the above table.

The bonus earned at the “maximum” level for the NEOs would be the amount that could be earned if (1) ROAE for fiscal 2023 was 20%, (2) Liquidity Balances were above $200 million for all four fiscal 2023 quarter-ends and (3) Alternative Capital Raises in fiscal 2023 were $200 million. Mr. Hovnanian’s bonus formula would provide for a payment of 2.00% of Pre-tax Profit and, assuming the highest cap would apply, the bonuses for Messrs. Hovnanian, Sorsby and O’Connor would be capped at $3,800,000, $2,050,000 and $500,000, respectively.

Messrs. Hovnanian, Sorsby and O’Connor achieved annual bonus awards of $3,800,000, $2,050,000 and $500,000, respectively, for fiscal 2023.

(2)

2023 LTIP Awards. Represents each NEO’s 2023 LTIP award which is payable 50% in shares and 50% in phantom shares.

Except in the case of death, disability, a qualified retirement (as defined below) or a qualifying termination in the case of a change in control, 2023 LTIP participants who terminate prior to the end of the performance period forfeit all of their 2023 LTIP awards. In the case of death, disability or a qualified retirement following a period of employment covering at least one-third of the performance period, the participant is eligible to receive a prorated portion of their phantom share award and share award payable in October 2025 and October 2027, respectively. “Retirement” means termination of employment on or after age 60, or on or after age 58 with at least 15 years of “Service” to the Company and its subsidiaries immediately preceding such termination of employment. For this purpose, “Service” means the period of employment immediately preceding Retirement, plus any prior periods of employment with the Company and its subsidiaries of one or more years’ duration, unless they were succeeded by a period of non-employment with the Company and its subsidiaries of more than three years’ duration. In the event of a qualifying termination in the case of a change in control prior to the end of the performance period, the award would be deemed earned at the target level and would become immediately vested and payable to the NEO. In the event of a qualifying termination in the case of a change in control following the end of the performance period, any unpaid, earned portions of the award would become immediately vested and payable to the NEO.

(3)

PSU Awards (EBIT). Represents PSUs granted to the NEOs in fiscal 2023. Earned PSUs, if any, vest in on the third anniversary of the grant date and are further subject to a mandatory two-year post-vesting delayed delivery. As discussed in the Compensation Discussion and Analysis, Mr. Hovnanian’s PSU award was granted in the form of rights to receive shares of Class B Common Stock and other NEOs’ PSU awards were granted in the form of rights to receive shares of Class A Common Stock.

(4)

PSU Awards (EBIT Return on Investment). Represents PSUs granted to the NEOs in fiscal 2023. Earned PSUs, if any, vest in on the third anniversary of the grant date and are further subject to a mandatory two-year post-vesting delayed delivery. As discussed in the Compensation Discussion and Analysis, Mr. Hovnanian’s PSU award was granted in the form of rights to receive shares of Class B Common Stock and other NEOs’ PSU awards were granted in the form of rights to receive shares of Class A Common Stock.

(5)

“Grant Date Fair Value of Stock Awards” Column. The grant date fair value of PSU and LTIP grants were computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in footnote (15) to the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023.

3. OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR - END

The following table shows all unexercised stock options, unvested RSUs, unearned and/or unvested MSUs and PSUs, unvested share portions of the 2021 LTIP, unearned share portions of the 2022 LTIP and 2023 LTIP and unearned phantom share portions of the 2023 LTIP held at the end of fiscal 2023 by the NEOs.

		Option Awards (1)				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or other Rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or other Rights that have not vested ($)

Ara K. Hovnanian	6/10/2016	10,000 (2)	—	56.75	6/9/2026	—	—	—	—
	6/8/2018	10,000 (3)	—	61.00	6/7/2028	—	—	—	—
	6/14/2019	30,000 (4)	—	9.81	6/13/2029	—	—	—	—
	6/14/2019	—	—	—	—	—	—	18,000 (5)	1,250,640 (5)
	6/14/2019	—	—	—	—	—	—	9,000 (6)	625,320 (6)
	6/14/2019	—	—	—	—	—	—	9,000 (7)	625,320 (7)
	3/30/2021	—	—	—	—	— (8)	— (8)	—	—
	6/11/2021	—	—	—	—	— (9)	— (9)	—	—
	6/11/2021	—	—	—	—	— (10)	— (10)	—	—
	12/14/2021	—	—	—	—	—	—	45,415 (11)	3,155,434 (11)
	6/10/2022	—	—	—	—	— (12)	— (12)	—	—
	6/10/2022	—	—	—	—	— (13)	— (13)	—	—
	12/15/2022	—	—	—	—	—	—	21,563 (14)	1,498,197 (14)
	12/15/2022	—	—	—	—	—	—	16,838 (15)	1,169,904 (15)
	6/9/2023	—	—	—	—	—	—	31,202 (16)	2,167,915 (16)
	6/9/2023	—	—	—	—	—	—	31,202 (17)	2,167,915 (17)

		Option Awards (1)				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or other Rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or other Rights that have not vested ($)

J. Larry Sorsby	6/10/2016	10,000 (2)	—	56.75	6/9/2026	—	—	—	—
	6/8/2018	10,000 (3)	—	61.00	6/7/2028	—	—	—	—
	6/14/2019	30,000 (4)	—	9.81	6/13/2029	—	—	—	—
	6/14/2019	—	—	—	—	—	—	5,100 (5)	354,348 (5)
	6/14/2019	—	—	—	—	—	—	2,550 (6)	177,174 (6)
	6/14/2019	—	—	—	—	—	—	2,550 (7)	177,174 (7)
	3/30/2021	—	—	—	—	— (8)	— (8)	—	—
	6/11/2021	—	—	—	—	— (9)	— (9)	—	—
	6/11/2021	—	—	—	—	— (10)	— (10)	—	—
	12/14/2021	—	—	—	—	—	—	15,440 (11)	1,072,771 (11)
	6/10/2022	—	—	—	—	— (12)	— (12)	—	—
	6/10/2022	—	—	—	—	— (13)	— (13)	—	—
	12/15/2022	—	—	—	—	—	—	3,665 (14)	254,644 (14)
	12/15/2022	—	—	—	—	—	—	2,862 (15)	198,852 (15)
	6/9/2023	—	—	—	—	—	—	14,766 (16)	1,025,942 (16)
	6/9/2023	—	—	—	—	—	—	14,766 (17)	1,025,942 (17)

		Option Awards (1)				Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or other Rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or other Rights that have not vested ($)

Brad G. O’Connor	6/13/2014	800	—	110.25	6/12/2024	—	—	—	—
	6/12/2015	800	—	66.75	6/11/2025	—	—	—	—
	6/10/2016	1,000	—	42.50	6/9/2026	—	—	—	—
	6/10/2016	2,000 (18)	—	42.50	6/9/2026	—	—	—	—
	6/9/2017	500	—	56.25	6/8/2027	—	—	—	—
	6/8/2018	1,000	—	48.75	6/7/2028	—	—	—	—
	6/14/2019	900	300	7.85	6/13/2029	—	—	—	—
	6/12/2020	—	—	—	—	3,500 (19)	243,180(19)	—	—
	3/30/2021	—	—	—	—	4,565 (8)	317,176 (8)	—	—
	6/11/2021	—	—	—	—	2,068 (9)	143,685 (9)	—	—
	6/11/2021	—	—	—	—	2,068 (10)	143,685 (10)	—	—
	12/14/2021	—	—	—	—	—	—	10,625 (11)	738,225 (11)
	6/10/2022	—	—	—	—	2,956 (12)	205,383 (12)	—	—
	6/10/2022	—	—	—	—	3,354 (13)	233,036 (13)	—	—
	12/15/2022	—	—	—	—	—	—	5,272 (14)	366,299 (14)
	12/15/2022	—	—	—	—	—	—	4,117 (15)	286,049 (15)
	6/9/2023	—	—	—	—	—	—	2,882 (16)	200,241 (16)
	6/9/2023	—	—	—	—	—	—	2,882 (17)	200,241 (17)

(1)

The options represented in the table (except as discussed in footnotes (2), (3) and (18) below) vest 25% per year beginning on the second anniversary of the date of grant. In each case, upon termination due to death, disability or qualified retirement, or, for awards granted after May 2014, in connection with a qualifying termination in the case of a change in control, the options, to the extent not previously vested and exercised, would become fully vested and exercisable, subject to having met the performance conditions, if any. As of October 31, 2023, Messrs. Hovnanian and Sorsby were retirement eligible and qualified for accelerated vesting on the basis of retirement. Therefore, for purposes of this table, all of these NEOs’ outstanding options for which the performance conditions, if any, have been met have been treated as immediately vested (except as discussed in footnotes (2) and (3) below). In addition, the Company has entered into a change in control severance agreement with Mr. O’Connor that would apply to vesting and exercise of his options upon a change in control. See footnote (5) to the Potential Payments Upon Termination or Change-in-Control Table. All stock option grants were made in the form of rights to receive shares of Class A Common Stock except, as discussed in the Compensation Discussion and Analysis, for the CEO, whose grants were made in the form of rights to receive shares of Class B Common Stock.

(2)

Represents stock options granted on June 10, 2016, which have an exercise price set 33 1/3% above the closing stock price on the date of grant and vest on the fourth anniversary of the grant with no acceleration upon retirement or disability.

(3)

Represents stock options granted on June 8, 2018, which have an exercise price set 25% above the closing stock price on the date of grant and vest on the fourth anniversary of the grant with no acceleration upon retirement or disability.

(4)

Represents stock options granted on June 14, 2019, which have an exercise price set 25% above the closing stock price on the date of grant and generally vest in four equal installments beginning on the second anniversary of the grant. Because Messrs. Hovnanian and Sorsby were “retirement eligible” as of October 31, 2023 and qualify for accelerated vesting on the basis of retirement, the option awards are treated as being vested.

(5)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 14, 2019, that is not subject to financial performance conditions in addition to the stock price performance conditions applicable to all MSU awards. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 30 calendar day period ending on October 31, 2023, stock price performance was above the maximum level; therefore the number of shares underlying the awards is based on maximum performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023.

(6)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 14, 2019, that is subject to a community count performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the actual performance achieved for the community count performance condition was above the maximum performance level, the number and value of shares underlying the awards are based on maximum financial performance. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 30 calendar day period ending on October 31, 2023, stock price performance was above the maximum level; therefore the number of shares underlying the awards is based on maximum performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023.

(7)

Represents the number and value of the shares underlying the portion of the MSU awards granted on June 14, 2019, that is subject to a pre-tax profit performance condition in addition to the stock price performance conditions applicable to all MSU awards. Because the actual performance achieved for the pre-tax profit improvement performance condition was above the maximum performance level, the number and value of shares underlying the awards are based on maximum financial performance. Based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 30 calendar day period ending on October 31, 2023, stock price performance was above the maximum level; therefore the number of shares underlying the awards is based on maximum performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023.

(8)

Represents the number and value of the shares underlying the 2021 LTIP awards granted on March 30, 2021, based on actual results that are still subject to future vesting. Because Messrs. Hovnanian and Sorsby were “retirement eligible” as of October 31, 2023 and qualified for accelerated vesting on the basis of retirement, their awards are treated as being vested.

(9)

Represents the number and value of the shares underlying the PSU awards granted on June 11, 2021, that is subject to an absolute EBIT performance condition based on actual results that are still subject to future vesting. Because Messrs. Hovnanian and Sorsby were “retirement eligible” as of October 31, 2023 and qualified for accelerated vesting on the basis of retirement, their awards are treated as being vested.

(10)

Represents the number and value of the shares underlying the PSU awards granted on June 11, 2021, that is subject to a relative EBIT Return on Inventory performance based on actual results that are still subject to future vesting . Because Messrs. Hovnanian and Sorsby were “retirement eligible” as of October 31, 2023 and qualified for accelerated vesting on the basis of retirement, their awards are treated as being vested.

(11)

Represents the number and value of the shares underlying the 2022 LTIP awards granted on December 14, 2021. Because performance through the end of fiscal 2023 was between the target and maximum levels, the number of shares underlying the awards is based on maximum performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023. Due to his retirement from the Company on October 31, 2023, Mr. Sorsby’s award has been prorated based on the portion of the performance period during which he was employed.

(12)

Represents the number and value of the shares underlying the PSU awards granted on June 10, 2022, that is subject to an absolute EBIT performance condition based on actual results that are still subject to future vesting. Because Messrs. Hovnanian and Sorsby were “retirement eligible” as of October 31, 2023 and qualified for accelerated vesting on the basis of retirement, their awards are treated as being vested.

(13)

Represents the number and value of the shares underlying the PSU awards granted on June 10, 2022, that is subject to a relative EBIT Return on Inventory performance condition based on actual results that are still subject to future vesting. Because Messrs. Hovnanian and Sorsby were “retirement eligible” as of October 31, 2023 and qualified for accelerated vesting on the basis of retirement, their awards are treated as being vested.

(14)

Represents the number and value of the shares underlying the 2023 LTIP awards granted on December 15, 2022. Because performance through the end of fiscal 2023 was between the threshold and target levels, the number of shares underlying the awards is based on target performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023. Due to his retirement from the Company on October 31, 2023, Mr. Sorsby’s award has been prorated based on the portion of the performance period during which he was employed.

(15)

Represents the number and value of the shares underlying the 2023 LTIP phantom share awards granted on December 15, 2022. Because performance through the end of fiscal 2023 was between the threshold and target levels, the number of shares underlying the awards is based on target performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023. Due to his retirement from the Company on October 31, 2023, Mr. Sorsby’s award has been prorated based on the portion of the performance period during which he was employed.

(16)

Represents the number and value of the shares underlying the PSU awards granted on June 9, 2023, that is subject to an absolute EBIT performance condition. Because performance through the end of fiscal 2023 was above the maximum level, the number of shares underlying the awards is based on maximum performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023.

(17)

Represents the number and value of the shares underlying the PSU awards granted on June 9, 2023, that is subject to a relative EBIT Return on Investment performance condition. Because performance through the end of fiscal 2023 was at the maximum level, the number of shares underlying the awards is based on maximum performance and the value is based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023.

(18)

Represents stock options granted on June 10, 2016, which vest one-third per year beginning on the third anniversary of the date of grant.

(19)

These RSUs vest 25% per year beginning on the second anniversary of the date of grant. Upon termination due to death, disability, qualified retirement or in connection with a qualifying termination in the case of a change in control, the RSUs, to the extent not previously vested and distributed, would become fully vested and distributable. As of October 31, 2023, Mr. O’Connor was not retirement eligible and did not qualify for accelerated vesting on the basis of retirement. In addition, the Company has entered into a change in control severance agreement with Mr. O’Connor that would apply to vesting of his RSUs upon a change in control. See footnote (5) to the Potential Payments Upon Termination or Change-in-Control Table. These RSU grants were made in the form of rights to receive shares of Class A Common Stock.

4. OPTION EXERCISES & STOCK VESTED IN FISCAL 2023

The following table discloses information with respect to stock options exercised by the NEOs in fiscal 2023 and stock awards held by them that vested or are treated as having vested in fiscal 2023:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Ara K. Hovnanian	—	—	173,228	13,599,064 (2)
J. Larry Sorsby	—	—	70,219	5,377,416 (3)
Brad G. O’Connor	—	—	14,662	1,067,033 (4)

(1)

Based on the closing trading price of the Company’s Class A Common Stock on the NYSE on the vesting date.

(2)

Represents 68,319 shares of Class B Common Stock from his 2022 PSU award and 59,005 shares of Class B Common Stock from his 2021 LTIP award that were deemed vested in fiscal 2023 due to Mr. Hovnanian’s retirement eligibility but will not be delivered until future years plus 9,904 shares of Class B Common Stock from his June 8, 2018 MSU grants that vested on June 8, 2023 and 36,000 shares of Class B Common Stock from his June 14, 2019 MSU grants that vested on June 14, 2023.

(3)

Represents 32,331 shares of Class A Common Stock from his 2022 PSU award and 24,880 shares of Class A Common Stock from his 2021 LTIP award that were deemed vested in fiscal 2023 due to Mr. Sorsby’s retirement eligibility but will not be delivered until future years plus 2,808 shares of Class A Common Stock from his June 8, 2018 MSU grants that vested on June 8, 2023 and 10,200 shares of Class A Common Stock from his June 14, 2019 MSU grants that vested on June 14, 2023.

(4)

Represents 1,750 shares of Class A Common Stock from his June 12, 2020 RSU grant that vested on June 12, 2023 and 6,062 cash-settled phantom shares and 6,850 shares of Class A Common Stock from his 2019 LTIP award and 2021 LTIP award, respectively, that vested on October 31, 2023.

5. NON QUALIFIED DEFERRED COMPENSATION FOR FISCAL 2023

The following table provides a summary of the NEOs’ participation in the Company’s nonqualified EDCP during fiscal 2023. In addition, the table provides, for Messrs. Hovnanian and Sorsby, information regarding the share portion of their 2018 LTIP awards, the phantom share portion of their 2019 LTIP awards and their 2020 and 2021 PSU awards that were considered to have vested in a prior year and their 2021 LTIP and 2022 PSU awards that are deemed to have vested due to retirement eligibility in fiscal 2023 but which will not be delivered until future years. For. Mr. O’Connor, the table also provides information regarding his 2021 LTIP award that vested in fiscal 2023 but which is subject to a mandatory two-year post-vesting delayed delivery period.

Name	Type	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($) (3)	Aggregate Balance at Last Fiscal Year End ($) (4)

Ara K. Hovnanian	EDCP	—	450,000	128,547	316,103	1,544,968
	LTI	—	9,139,560	7,795,766	2,386,774	29,322,437
J. Larry Sorsby	EDCP	—	598,691	173,090	—	2,286,604
	LTI	—	4,113,720	3,769,710	971,010	13,803,480
Brad G. O’Connor	EDCP	—	141,884	41,777	—	519,507
	LTI	—	475,938	—	—	475,938

(1)

“Registrant Contributions in Last Fiscal Year” Column. This column represents, in the EDCP row for each NEO, the Company’s contributions to the EDCP accounts of the NEOs in fiscal 2023 to make them whole for the fact that the 401(k) plan imposes limits on compensation that may be recognized for employer contribution purposes. These values are also reflected in the “All Other Compensation” column of the Summary Compensation Table. See Fiscal 2023 All Other Compensation Other Than Perquisites (Supplemental Table) on page 144. Upon Mr. Hovnanian’s recommendation, the Committee determined to cap his contribution to be credited in fiscal 2023 based on calendar year 2022 earnings at $450,000. To limit contributions going forward, Mr. Hovnanian further recommended, and the Committee approved, changing the contribution formula for all participants to exclude equity and other long-term compensation beginning with contributions to be credited in fiscal 2024 based on calendar year 2023 earnings. In the long-term incentive (“LTI”) row for Messrs. Hovnanian and Sorsby, this column represents the market value of the 2022 PSU awards and the 2021 LTIP awards that were deemed vested due to retirement eligibility but which will not be delivered until future years, calculated based upon the closing market price of the Company’s Class A Common Stock on the NYSE as of the date the awards were deemed vested. In the LTI row for Mr. O’Connor, this column represents the market value of the 2021 LTIP award that vested on October 31, 2023, but which is subject to a mandatory two-year post-vesting delayed delivery period, calculated based upon the closing market price of the Company’s Class A Common Stock on the NYSE as of the date the award vested.

(2)

“Aggregate Earnings in Last Fiscal Year” Column. This column represents, in the EDCP row for each NEO, both realized and unrealized earnings/(losses) on the EDCP’s total account balance. The portions of these earnings above the applicable federal interest rate for Messrs. Hovnanian, Sorsby and O’Connor were $71,083, $94,902 and $22,791, respectively, which are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for fiscal 2023. For Messrs. Hovnanian and Sorsby, the LTI row under their names represents earnings/(losses) on the undelivered portions of the shares of Class A Common Stock or Class B Common Stock underlying the share portion of the 2018 LTIP and 2020, 2021 and 2022 PSU awards and the phantom share portion of the 2019 LTIP awards for these NEOs, which earnings/(losses) have been “realized” only to the extent of the shares delivered during fiscal 2023. No such earnings are considered above-market or preferential and, accordingly, are not included in the Summary Compensation Table.

(3)

“Aggregate Withdrawals/Distribution” Column. This column represents, in the EDCP row for each NEO, as applicable, the payouts or distributions to the NEOs of vested amounts of deferred compensation pursuant to their elections under the EDCP. For Messrs. Hovnanian and Sorsby, the LTI row under their names represents the value “realized” upon the delivery of the shares of Class A Common Stock or Class B Common Stock underlying the share portion of their 2018 LTIP awards that had been considered vested in fiscal 2020 and the delivery of cash in settlement of the phantom share portion of their 2019 LTIP awards that had been considered vested in fiscal 2021, in each case due to their retirement eligibility, based upon the closing trading price of the Company’s Class A Common Stock on the NYSE on the date of delivery.

(4)

“Aggregate Balance at Last Fiscal Year” Column. This column represents, in the EDCP row for each NEO, the net balance of the NEOs’ EDCP accounts. The majority of such balances reflect executive and Company contributions that were included in Summary Compensation tables in previous years. In the LTI row for Messrs. Hovnanian and Sorsby, this column represents the cash value of their 2020 LTIP awards and the market value of their 2021 LTIP and 2020, 2021 and 2022 PSU awards and the phantom share portion of their 2019 LTIP awards that are deemed vested due to retirement eligibility but which will not be delivered until future years, calculated based upon the closing market price of the Company’s Class A Common Stock on the NYSE as of October 31, 2023. The grant date fair values of the share portion of the 2021 LTIP awards that were included as compensation in the Summary Compensation Table in fiscal 2021 were $1,814,050 and $764,911 for Messrs. Hovnanian and Sorsby, respectively, based upon the probable outcome of the performance conditions on the grant date. The grant date fair values of the 2020 PSU awards that were included as compensation in the Summary Compensation Table in fiscal 2020 were $1,435,450 and $717,725 for Messrs. Hovnanian and Sorsby, respectively, based upon the probable outcome of the performance conditions on the grant date. The grant date fair values of the 2021 PSU awards that were included as compensation in the Summary Compensation Table in fiscal 2021 were $1,516,032 and $717,408 for Messrs. Hovnanian and Sorsby, respectively, based upon the probable outcome of the performance conditions on the grant date. The grant date fair values of the 2022 PSU awards that were included as compensation in the Summary Compensation Table in fiscal 2022 were $1,516,026 and $717,432 for Messrs. Hovnanian and Sorsby, respectively, based upon the probable outcome of the performance conditions on the grant date. The grant date fair values of the phantom share portion of the 2019 LTIP awards that were included as compensation in the Summary Compensation Table in fiscal 2019 were $170,996 and $72,100 for Messrs. Hovnanian and Sorsby, respectively, based upon the probable outcome of the performance conditions on the grant date. In the LTI row for Mr. O’Connor’s, this column represents the market value of his 2021 LTIP award that vested on October 31, 2023 but which is subject to a mandatory two-year delayed delivery period, calculated based upon the closing market price of the Company’s Class A Common Stock on the NYSE as of October 31, 2023. The grant date fair value of the 2021 LTIP award that was included as compensation in the Summary Compensation Table in fiscal 2021 was $210,566 for Mr. O’Connor, based upon the probable outcome of the performance conditions on the grant date.

Narrative to the Nonqualified Deferred Compensation for Fiscal 2023 Table

The EDCP’s total account balance is equal to the “Company Contribution Account” balance. The “Company Contribution Account” balance consists of the annual Company “make-whole” contribution amounts under the plan. During calendar years 2022 and 2023, amounts in the “Company Contribution Account” balances were credited with earnings based on the weighted average yield on the Company’s then outstanding senior secured and unsecured notes as of the preceding December 1st, or 9.4% for calendar year 2022 and 9.5% for calendar year 2023. Following a termination of employment, a participant’s account balance in the EDCP will be paid in a lump sum or in annual installments of between two to 15 years, as further set forth in the EDCP and pursuant to the terms of the participant’s elections.

6 . POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The following table summarizes payments and benefits that would be payable to each of the NEOs in the event of his termination of employment or upon the occurrence of a change-in-control (each a “triggering event”). For purposes of this table, the effective date of the triggering event is assumed to be October 31, 2023, the last day of fiscal 2023. The table does not include any payments that are described in the “Nonqualified Deferred Compensation for Fiscal 2023” table above.

	Voluntary Termination		Involuntary Termination		Change in Control
Named Executive Officer	With or Without Good Reason					With Involuntary Termination Other Than for Cause or Termination with Good Reason
		Qualified Retirement	With or Without Cause	Death or Disability	Without Termination
Form of Compensation	($)	($)	($)	($)	($)	($)

Ara K. Hovnanian
Accelerated vesting of annual bonus awards (1)	—	—	—	—	—	—
Accelerated vesting of equity awards (2)	—	447,525	—	447,525	—	5,116,720
Accelerated vesting of LTIP awards (3)	—	—	—	—	—	3,930,275
Contractual disability/death payment (4)	—	—	—	10,000,000	—	—
Cash severance payment	—	—	—	—	—	—
Accrued and unpaid vacation (6)	—	—	—	—	—	—
TOTAL	—	447,525	—	10,447,525	—	9,046,995

	Voluntary Termination		Involuntary Termination		Change in Control
Named Executive Officer	With or Without Good Reason					With Involuntary Termination Other Than for Cause or Termination with Good Reason
		Qualified Retirement	With or Without Cause	Death or Disability	Without Termination
Form of Compensation	($)	($)	($)	($)	($)	($)

J. Larry Sorsby
Accelerated vesting of annual bonus awards (1)	—	—	—	—	—	—
Accelerated vesting of equity awards (2)	—	447,525	—	447,525	—	2,182,163
Accelerated vesting of LTIP awards (3)	—	—	—	—	—	882,604
Contractual disability/death payment	—	—	—	—	—	—
Cash severance payment	—	—	—	—	—	—
Accrued and unpaid vacation (6)
TOTAL	—	447,525	—	447,525	—	3,064,767

Brad G. O’Connor
Accelerated vesting of annual bonus awards (1)	—	—	—	—	—	—
Accelerated vesting of equity awards (2) (5)	—	—	—	987,457	—	1,187,698
Accelerated vesting of LTIP awards (3) (5)	—	—	—	487,126	—	1,434,764
Contractual disability/death payment	—	—	—	—	—	—
Cash severance payment (5)	—	—	—	—	—	967,018
Accrued and unpaid vacation (6)	34,136	34,136	34,136	34,136	—	34,136
TOTAL	34,136	34,136	34,136	1,508,719	—	3,623,616

For purposes of this table presentation, consideration of the forms of compensation or additional payments or benefits to an NEO in the event of a triggering event includes:

(1)

Accelerated vesting of annual bonus awards. According to the Company’s bonus program’s policies and procedures, the fiscal 2023 regular bonus award is considered earned only if an NEO is on the payroll and employed by the Company on the date that it is scheduled to be paid. However, if an NEO’s termination were due to retirement on or after age 58, a reduction in force, position elimination, death or disability, the NEO would be eligible for a prorated payment through his termination date, less any amounts previously paid. Because Messrs. Hovnanian and Sorsby have reached age 58, any voluntary termination of their employment would be considered a qualified retirement. Any such prorated payments would be paid on the date the bonuses are regularly scheduled to be paid. All bonus amounts payable with respect to fiscal 2023 are reflected in the Summary Compensation Table and are not also included in the table above.

(2)

Accelerated vesting of equity awards. The values in this table are calculated at the closing trading price of the Company’s Class A Common Stock on October 31, 2023 ($69.48).

Stock Options and RSUs: Under circumstances other than death, disability or qualified retirement, or, for awards granted after May 2014, in connection with a qualifying termination in the case of a change in control, upon termination, any unvested stock options and RSUs are canceled in accordance with their respective agreements. In the event of death, disability or qualified retirement, or, for awards granted after May 2014, in connection with a qualifying termination in the case of a change in control, any unvested RSUs vest and are settled within 60 days, subject to delay if required under Section 409A of the Internal Revenue Code. In the event of death, disability or qualified retirement, or, for awards granted after May 2014, in connection with a qualifying termination in the case of a change in control, unvested stock options immediately become fully vested and exercisable. In the case of death prior to the vesting date, these stock options immediately become fully vested and exercisable. The “Death or Disability” column reflects the values for RSUs and stock options that have in-service time-based vesting dates after October 31, 2023, if any. The “Qualifying Retirement” and “Change in Control – With Involuntary Termination Other Than for Cause or Termination with Good Reason” column reflects the values for RSUs and stock options that have in-service time-based vesting dates after October 31, 2023, if any. Messrs. Hovnanian and Sorsby were retirement-eligible under their stock option agreements as of October 31, 2023.

MSUs: Under circumstances other than death, disability, qualified retirement or in connection with a qualifying termination in the case of a change in control, any unvested MSUs are canceled upon termination. MSUs accelerate in connection with a qualifying termination in the case of a change in control but not in the event of death, disability or qualified retirement. In the case of death, disability or qualified retirement, the MSUs remain outstanding and the participant is eligible to receive the earned shares in accordance with the regular vesting schedule. The number of shares underlying the MSU awards granted during fiscal 2019 for Messrs. Hovnanian and Sorsby are calculated based on the average closing trading price of the Company’s Class A Common Stock on the NYSE over the 30 calendar day period ending on October 31, 2023 ($78.14) but valued based on the closing trading price of the Company’s Class A Common Stock on October 31, 2023.

PSUs: Under circumstances other than death, disability, qualified retirement or in connection with a qualifying termination in the case of a change in control, any unvested PSUs are canceled upon termination. PSUs accelerate in connection with a qualifying termination in the case of a change in control. In the event of death, disability or qualified retirement before the end of the performance period, PSUs remain outstanding until actual performance is determined following the end of the performance period and then any earned PSUs shall become vested and deliverable within 60 days after the delivery date. In the event of death, disability or qualified retirement after the end of the performance period, any previously unvested earned PSUs shall become vested and deliverable within 60 days after the delivery date. The delivery date is the date that is the earlier of (1) the second anniversary of the vesting date or (2) the second anniversary of the date of the participant’s qualified termination. Because the effective date of the triggering event is assumed to be October 31, 2023 which is before the end of the PSU performance period for the 2023 PSUs, no 2023 PSU values are included under the “Death or Disability” and “Qualifying Retirement” columns and the 2023 PSU values in the “Change in Control – With Involuntary Termination Other Than for Cause or Termination with Good Reason” column are based on target performance.

(3)

Accelerated vesting of LTIP awards.

2023 LTIP: Except in the case of death, disability, a qualified retirement or a qualifying termination in the case of a change in control, 2023 LTIP participants who terminate prior to the end of the performance period (October 31, 2025) forfeit all of their 2023 LTIP awards. In the case of death, disability or a qualified retirement following a period of employment covering at least one-third of the performance period, the participant is eligible to receive a prorated portion of their phantom share award and share award payable in October 2025 and October 2027, respectively. In the event the participant is involuntarily terminated without cause or the participant terminates employment for good reason, in either case, within two years following a change in control, the remaining portion of the participant’s earned award shall become fully vested and immediately payable. Because the effective date of the triggering event is assumed to be October 31, 2023 which is before the end of the performance period, the values in the “Change in Control – With Involuntary Termination Other Than for Cause or Termination with Good Reason” column are based on target performance.

2022 LTIP: Except in the case of death, disability, a qualified retirement or a qualifying termination in the case of a change in control, 2022 LTIP participants who terminate prior to the end of the performance period (October 31, 2024) forfeit all of their 2022 LTIP awards. In the case of death prior to the end of the performance period, the participant is eligible to receive a prorated award payable in October 2026. In the case of disability or a qualified retirement following a period of employment covering at least one-third of the performance period, the participant is eligible to receive a prorated award payable in October 2026. In the event the participant is involuntarily terminated without cause or the participant terminates employment for good reason, in either case, within two years following a change in control, the remaining portion of the participant’s earned award shall become fully vested and immediately payable. Because the effective date of the triggering event is assumed to be October 31, 2023 which is before the end of the performance period, the values in the “Change in Control – With Involuntary Termination Other Than for Cause or Termination with Good Reason” column are based on target performance.

2021 LTIP: In the case of death following the end of the performance period, 2021 LTIP participants are entitled to receive the unpaid portion of the award within 75 days. In the case of disability or a qualified retirement, the participant is eligible to receive the unpaid award in accordance with the regular payout schedule. As of October 31, 2023, Messrs. Hovnanian and Sorsby were “retirement eligible” under their 2021 LTIP agreements, and their outstanding 2021 LTIP awards are considered vested. In the event the participant is involuntarily terminated without cause or the participant terminates employment for good reason, in either case, within two years following a change in control, the remaining portion of the participant’s earned award shall become fully vested and immediately payable. The values in the “Death and Disability” and “Change In Control With Involuntary Termination Other Than for Cause or Termination with Good Reason” columns include the unvested portion of Mr. O’Connor’s 2021 LTIP award based on the closing trading price of the Company’s Class A Common Stock on the NYSE on October 31, 2023 ($69.48).

2020 LTIP: In the case of death following the end of the performance period, 2020 LTIP participants are entitled to receive the unpaid portion of the award within 75 days. In the case of disability or qualified retirement, the participant is eligible to receive the unpaid award in accordance with the regular payout schedule. As of October 31, 2023, Messrs. Hovnanian and Sorsby were “retirement eligible” under their 2020 LTIP agreements, and their outstanding 2020 LTIP awards are considered vested. In the event the participant is involuntarily terminated without cause or the participant terminates employment for good reason, in either case, within two years following a change in control, the remaining portion of the participant’s earned award shall become fully vested and immediately payable. The values in the “Death and Disability” and “Change In Control With Involuntary Termination Other Than for Cause or Termination with Good Reason” columns include the unvested portion of Mr. O’Connor’s 2020 LTIP award.

(4)

Contractual disability and death payment. The Company has an agreement with Mr. Hovnanian which provides that in the event of his disability or death during his employment with the Company he (or his designated beneficiary, estate or legal representative) will be entitled to receive a lump sum payment of $10 million.

(5)

Change in control severance payment. The Company has entered into a change in control agreement with Mr. O’Connor. Such agreement provides that if, within two years of the occurrence of a change in control, Mr. O’Connor is involuntarily terminated other than for cause or Mr. O’Connor terminates for good reason (a material reduction in duties, title or responsibilities or any reduction in base salary), Mr. O’Connor, upon execution of the Company’s standard release, would receive a lump sum cash payment equal to one year’s annual base salary plus the average of the last three years’ bonuses and become 100% vested in all outstanding stock options, RSUs and deferred shares granted prior to the change in control, to the extent not previously vested. In addition, if the change in control occurs following the end of a LTIP performance period, the unpaid cash and stock portions of the LTIP award will continue to be paid to Mr. O’Connor on the scheduled payout dates. The amounts in the table reflect the additional payments that Mr. O’Connor would have received had a change in control occurred and his employment was terminated involuntarily other than for cause or for good reason on the last day of the fiscal year. This agreement does not provide for excise tax gross-ups.

(6)

Accrued and unpaid vacation. Represents accrued but unpaid vacation payable upon termination for any reason. Mr. Hovnanian does not accrue vacation.

7 . PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934, we are providing the following disclosure about the relationship of the median of the annual total compensation of our employees to the annual total compensation of Mr. Hovnanian, our President, Chief Executive Officer and Chairman of the Board.

For fiscal year 2023,

The median of the annual total compensation of all of our employees, other than Mr. Hovnanian, was $128,806;

Mr. Hovnanian’s total fiscal year compensation, as reported in the Total column of the 2023 Summary Compensation Table, was $9,482,398; and

Based on this information, the ratio of the annual total compensation of Mr. Hovnanian to the median of the total fiscal year compensation of all employees was estimated to be 74 to 1.

Identification of Median Employee

There have been no material changes in our employee population or employee compensation arrangements in our last two completed fiscal years that we believe would significantly impact our pay ratio disclosure. Accordingly, as permitted under the SEC’s disclosure rules, we are using the same median employee as we used for purposes of our 2021 pay ratio.

We selected October 31, 2021 as the date on which to determine our median employee. As of that date, we had approximately 1,806 employees. For purposes of identifying the median employee, we considered the Medicare gross wages from W-2s of all employees in the Company’s employee population, other than Mr. Hovnanian. To Medicare gross wages, we added non-taxable Section 125 “cafeteria plan” wages. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ended October 31, 2021. We excluded from the ranking nineteen employees who received no compensation during that period because they were hired on or after October 18, 2021. In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2021 Summary Compensation Table with respect to each of the named executive officers.

8 . PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” as determined under SEC requirements to our CEO and to our other NEOs and certain financial performance of the Company.

Compensation actually paid does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For example, $26.9 million of the $38.8 million reported as compensation actually paid for the CEO in fiscal 2021 is related to the change in fair value of awards granted in prior years and a significant portion of the change is related to the significant increase in stock price from October 31, 2020 to October 31, 2021. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with Company’s performance, see the Compensation Discussion and Analysis.

					Value of Initial Fixed $100
					Investment Based On:

Fiscal Year (1)	SCT Total Compensation for CEO	Compensation Actually Paid (2) to CEO	Average SCT Total Compensation for Other NEOs	Average Compensation Actually Paid (2) to Other NEOs	Cumulative TSR	Cumulative Peer Group TSR (3)	Net Income	Relative EBIT Return on Investment Rank vs. Peer Group (4)

2023	$9,482,398	$25,775,449	$3,698,952	$7,602,823	$218.77	$140.40	$205,900,000	Rank 1 of 10
2022	$16,509,497	$6,487,161	$4,951,393	$1,554,549	$126.98	$96.49	$225,500,000	Rank 1 of 10
2021	$12,478,182	$38,816,881	$3,891,574	$11,054,990	$265.30	$136.57	$607,800,000 (5)	Rank 4 of 10

(1)

For each covered fiscal year, Mr. Hovnanian served as our CEO, and Messrs. Sorsby and O’Connor served as our other NEOs.

(2)

Amounts reported in this column are based on total compensation reported for our CEO and for other NEOs, respectively, in the Summary Compensation Table (the “SCT”) for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

		SCT Total Compen- sation	Grant Date fair value of covered fiscal year grants as disclosed in the SCT	Year-End fair value of awards granted in covered fiscal year and unvested at covered fiscal year- end	Vest Date fair value of awards granted and vested in covered fiscal year	Change in fair value of awards granted in prior years and unvested at covered fiscal year-end	Change in fair value of awards granted in prior years and vested in covered fiscal year	Prior Year-End fair value of any awards forfeited during covered fiscal year	Compensation Actually Paid

2023	CEO	$9,482,398	-$3,826,502	$4,116,829	$0	$8,315,871	$7,686,853	$0	$25,775,449
	Other
	NEO	$3,698,952	-$1,228,745	$984,837	$0	$2,310,915	$1,885,762	-$48,898	$7,602,823
	Average
2022	CEO	$16,509,497	-$3,068,492	$1,725,318	$0	-$6,433,885	-$2,245,277	$0	$6,487,161
	Other
	NEO	$4,951,393	-$1,006,184	$539,213	$0	-$1,962,790	-$967,083	$0	$1,554,549
	Average
2021	CEO	$12,478,182	-$3,330,082	$2,816,242	$0	$17,177,723	$9,674,816	$0	$38,816,881
	Other
	NEO	$3,891,574	-$986,612	$832,163	$0	$4,934,364	$2,383,501	$0	$11,054,990
	Average

(3)

Peer Group Total Shareholder Return is calculated based on the Company’s Proxy Statement Peer Group that was disclosed in the Compensation, Discussion and Analysis section of the Company’s Proxy Statement for each respective year shown in the table, weighted based on the Peer Group’s market capitalization as of October 31, 2020. Total shareholder return amounts assume an initial investment of $100 on October 31, 2020.

(4)

In accordance with SEC rules, the Company is required to include in the Pay Versus Performance Table the “most important” financial performance measure (as determined by the Company) used to link compensation actually paid to our executive officers to Company performance for the most recently completed fiscal year. The Company determined that Relative EBIT Return on Investment, which is a metric included in our long-term incentive program, meets this requirement, and therefore, we have included this performance measure in the Pay Versus Performance Table. See page 124 for information regarding adjustments made to EBIT Return on Investment.

(5)

Fiscal 2021 net income included a $468,600,000 benefit reduction in our deferred tax asset valuation allowance.

The graphs below provide descriptions of the relationship between compensation actually paid (CAP) to our CEO and the average of the CAP to our other NEOs and our total shareholder return (TSR), net income and relative EBIT return on investment for the period indicated. In addition, the first graph below describes the relationship between Hovnanian’s TSR and our Peer Group’s TSR for the period indicated. Compensation actually paid does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For example, $26.9 million of the $38.8 million reported as compensation actually paid for the CEO in fiscal 2021 is related to the change in fair value of awards granted in prior years and a significant portion of the change is related to the significant increase in stock price from October 31, 2020 to October 31, 2021.

Compensation Actually Paid and TSR

Compensation Actually Paid and Net Income

Compensation Actually Paid and EBIT ROI Rank

COMPANY’S MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

The following are the most important financial performance measures (shown in alphabetical order), as determined by the Company, that link compensation actually paid to our CEO and other NEOs to the Company’s performance for the most recently completed fiscal year.

Absolute EBIT

Absolute EBIT Return on Investment

Liquidity

NON-EMPLOYEE DIRECTOR COMPENSATION

The Committee annually reviews the compensation program for Directors who are not employees of the Company and periodically engages a consultant to conduct independent, comprehensive reviews of non-employee director compensation, including a review of director compensation for the Peer Group. After consideration of the compensation philosophy, the historical and marketplace compensation values and practices for director compensation, the anticipated director time commitments and value-added activities for fiscal 2023 and the views of the Committee’s outside compensation consultant, the Committee recommended, and the Board of Directors approved, the continuation for fiscal 2023 of the annual retainers, equity awards, meeting fees and charitable contributions at the same values as fiscal 2022.

Below is a summary of non-employee Director compensation for fiscal 2023:

Annual board cash retainer of $50,000 with an additional cash retainer of $27,500 for each committee on which a Director serves and an additional annual cash retainer of $50,000 for the Lead Director. Committee retainers are subject to proration for partial years of service.

Annual RSU award valued at $75,000 for board service plus an additional $15,000 for each committee on which a Director serves as of the grant date, in each case, based on the closing stock price on the grant date, after the application of the illiquidity discount for the mandatory two-year post-vesting delayed delivery period.

Fees related to meetings of $3,000 with respect to board meetings held in person, $2,000 with respect to telephonic board meetings, $5,000 with respect to committee meetings held in person and $2,500 with respect to telephonic committee meetings.

$15,000 annual charitable donation made by the Company in the name of each Director to the charities of the Director’s choosing.

For additional information related to non-employee Director compensation, please also refer to the “Director Compensation for Fiscal 2023” table below.

In conjunction with promoting high ethical standards for the distribution of equity-based incentives, the Committee has established the second Friday in June as the date of the annual RSU grants for all non-employee Directors of the Company (other than newly elected Directors), which is the same as the PSU, RSU, MSU and option grant date for all employees (other than newly hired or promoted employees). The Company’s practice of setting “fixed” equity award grant dates is designed to reduce the possibility that the Company could grant stock awards prior to the release of material, non-public information that is likely to result in an increase in its stock price or delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in the Company’s stock price.

The Board of Directors of the Company has adopted stock ownership guidelines, which set forth recommended minimum amounts of stock ownership, directly or beneficially, for the Company’s non-employee Directors. To further align the interests of our Board with our shareholders, in October 2020 the Board increased the ownership guideline for non-employee Directors from three times to five times the total value of their annual Board retainer. Specifically, the guidelines provide that non-employee Directors are requested to achieve and maintain stock ownership amounts that equal five times the total value of their annual retainer exclusive of any committee retainers (which represents $250,000 in total) within five years after they become subject to the guidelines upon their election to the Board. If a non-employee Director fails to achieve the required minimum ownership during the applicable five-year transition period, that person shall thereafter be required to retain 100% of shares of the Company’s common stock earned, net of taxes, until the targeted ownership level is attained. Under the policy, once the stock ownership guidelines are met, they are deemed satisfied for subsequent annual review periods, regardless of decreases in the Company’s stock price on the NYSE. The Corporate Governance and Nominating Committee reviews adherence to the Company’s stock ownership guidelines on an annual basis. The Company believes these ownership guidelines further enhance the Company’s commitment to aligning the interests of non-employee Directors with those of its stockholders. All non-employee Directors are currently in compliance with these stock ownership guidelines.

The following table summarizes the compensation of the Company’s non-employee Directors related to their service in fiscal 2023.

					Change in Pension Value and Nonqualified Deferred Compensation Earnings

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation		All Other Compensation

Name							Total

	($) (1)	($) (2)	($)	($)	($)	($) (3)	($)

Robert B. Coutts	176,500	105,020	—	—	—	15,000	296,520
Miriam Hernandez-Kakol	174,000	105,020	—	—	—	15,000	294,020
Edward A. Kangas	274,000	120,033	—	—	—	15,000	409,033
Joseph A. Marengi	224,000	120,033	—	—	—	15,000	359,033
Vincent Pagano	176,500	105,020	—	—	—	15,000	296,520
Robin Stone Sellers	176,500	105,020	—	—	—	15,000	296,520

(1)

“Fees Earned or Paid in Cash” Column. The amounts in this column represent the combined value of the fiscal 2023 annual cash retainers and cash fees relating to meetings. For a full description of the annual retainers, meeting fees and share awards to non-employee Directors, see the discussion preceding this table.

(2)

“Stock Awards” Column. The amounts in these columns represent the grant date fair value of RSUs granted in fiscal 2023 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in footnote (15) to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023. There is a mandatory two-year post-vesting delayed delivery for the RSUs granted in fiscal 2023. RSUs vest on the first anniversary of the date of grant, but if the non-employee Director ceases to be a member of the Board of Directors due to death, disability or qualified retirement, the RSUs, to the extent not previously vested and distributed, would become fully vested and deliverable within 60 days after the delivery date. The delivery date is the date that is the earlier of (1) the second anniversary of the vesting date or (2) the second anniversary of the date of the participant’s qualified termination. “Retirement” is defined as termination of a member of the Board of Directors on or after age 60 or on or after age 58 with at least 15 years of service to the Company immediately preceding such termination. All RSU grants were made in the form of rights to receive Class A Common Stock. Currently, each non-employee Director qualifies for accelerated vesting on the basis of his or her eligibility for retirement.

(3)

“All Other Compensation” Column. Represents annual charitable gift program donations made by the Company in the name of each Director.

THE AUDIT COMMITTEE

Membership, Independence and Qualifications

During the fiscal year ended October 31, 2023, Mr. Kangas, as Chairman, Mr. Coutts, Ms. Hernandez-Kakol, Mr. Marengi, Mr. Pagano and Ms. Sellers were the members of the Audit Committee. The Company’s Board of Directors has determined that each member of the Audit Committee is independent as required by both the rules of the NYSE and regulations of the SEC and has met the financial literacy requirements of the NYSE. The Company’s Board of Directors has also determined that Mr. Kangas is an “audit committee financial expert” in accordance with SEC regulations. In determining that Mr. Kangas is an “audit committee financial expert,” the Board of Directors considered his significant experience, expertise and background with regard to accounting matters, including the broad perspective brought by his experience advising clients in many diverse industries.

Responsibilities of the Audit Committee and Charter

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is governed by its Charter, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

Policies and Procedures Established by Audit Committee

In accordance with SEC regulations, the Audit Committee has established procedures for the appointment, compensation, retention and oversight of the independent registered public accounting firm engaged to prepare or issue an audit report or to provide other audit, review or attest services. The Company’s independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee is responsible for the resolution of any disagreements between such firm and management regarding financial reporting.

The Audit Committee has established whistle blower procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters, as required by Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 of the Exchange Act. These procedures are discussed in the Company’s Code of Ethics, which is available at www.khov.com under “Investor Relations”, “Corporate Governance.”

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee has also established procedures for the pre-approval of audit and permitted non-audit services provided by an independent registered public accounting firm. The Company’s “Audit and Non-Audit Services Pre-Approval Policy” (“Pre-Approval Policy”) was most recently reviewed and approved by the Audit Committee at its meeting held on September 28, 2023.

As set forth in the Pre-Approval Policy, audit services require specific approval by the Audit Committee, except for certain services that have received general pre-approval by the Audit Committee.

In accordance with the Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. Prior to establishing the list of pre-approved services, the Audit Committee determines if the Company’s independent registered public accounting firm is an effective provider of such services. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. For fiscal year 2023, there were four categories of services that received general pre-approval by the Audit Committee: Audit, Audit-Related, Tax and All Other Services, and the pre-approved dollar amount for such services may not exceed $100,000 per engagement.

The Audit Committee may delegate to one or more of its members the authority to approve in advance all significant audit or permitted non-audit services to be provided by the independent registered public accounting firm, so long as decisions are presented to the full Audit Committee at its next scheduled meeting.

All of the services covered under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below were pre-approved by the Audit Committee.

THE AUDIT COMMITTEE REPORT

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2023 with management. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

The overall scope and plans for such accounting firm’s audits of the Company;

Such accounting firm’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles;

Such accounting firm’s independence from management and the Company, including matters in the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board (the “PCAOB”), concerning independence and received by the Company; and

Such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the applicable requirements of the PCAOB, rules of the SEC and other applicable regulations.

The Audit Committee, under the Audit Committee Charter, reviews with management the Company’s annual audited financial statements and quarterly financial statements prior to their filing with the SEC. The Audit Committee, in reliance on the reviews and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023.

AUDIT COMMITTEE

Edward A. Kangas, Chair

Robert B. Coutts

Miriam Hernandez-Kakol

Joseph A. Marengi

Vincent Pagano Jr.

Robin Stone Sellers

FEES PAID TO PRINCIPAL ACCOUNTANT

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in each of fiscal 2023 and 2022 for professional services rendered for the audit of our consolidated financial statements included in our Form 10-K for the years ended October 31, 2023 and 2022, for the reviews of the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods during fiscal 2023 and 2022, the audit of the effectiveness of the Company’s internal controls over financial reporting as of October 31, 2023 and 2022, and for services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, including comfort and consent letters in connection with SEC filings and financing transactions, were $1,860,000 and $1,910,000, respectively.

Audit-Related Fees

There were no audit-related fees billed by Deloitte & Touche LLP in fiscal 2023 or 2022.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in fiscal 2023 for professional services rendered for tax compliance, tax advice or tax planning were $3,000. There were no fees billed for professional services rendered for tax compliance, tax advice or tax planning provided by Deloitte & Touche LLP in fiscal 2022.

All Other Fees

There were no fees billed for products and services provided by Deloitte & Touche LLP in either fiscal 2023 or 2022 other than the services described above.

PRINCIPAL ACCOUNTANT INDEPENDENCE

The Audit Committee has determined that the provision of all non-audit services performed by Deloitte & Touche LLP were compatible with maintaining the independence of such firm.

CORPORATE GOVERNANCE

The Corporate Governance and Nominating Committee is primarily responsible for reviewing the Company’s Governance Guidelines and further developing such guidelines and other policies and procedures that enhance the Company’s corporate governance.

In accordance with promoting strong corporate governance, the Company has a Code of Ethics that applies to its principal executive officer, principal financial officer, controller and all other associates of the Company, including its Directors and other officers.

The Company makes available to the public various corporate governance-related information on its public website (www.khov.com) under “Investor Relations”, “Corporate Governance” and to any shareholder who requests such information in writing. Information on the website includes the Company’s Code of Ethics, Governance Guidelines (including the Related Person Transaction Policy) and Charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors or the non-employee directors specifically by corresponding to the address below and stating to which group the correspondence is addressed. Correspondence will be discussed at the next scheduled meeting of the Board of Directors or non-Employee directors, as applicable, or as indicated by the urgency of the matter. The office of the Corporate Secretary reviews correspondence received and will filter advertisements, solicitations, spam and other such items not related to a director’s duties and responsibilities. All other relevant correspondence addressed to a director will be forwarded to that director, or if none is specified, to the Chair of the Board.

Attn: Board of Directors or Non-Employee Directors of Hovnanian Enterprises, Inc.

c/o Mr. Edward A. Kangas, Lead Independent Director & Chairman of the Audit Committee

Privileged & Confidential

Hovnanian Enterprises, Inc.

90 Matawan Road

Fifth Floor

Matawan, N.J. 07747

The Company’s independent Directors meet without management after each regularly scheduled meeting of the Board of Directors. The Lead Independent Director presides at these executive sessions by the Directors in attendance. Following the 2024 Annual Meeting, assuming the election of all the director nominees, the independent members of the Board are: Mr. Coutts, Ms. Hernandez-Kakol, Mr. Kangas, Mr. Marengi, Mr. Pagano and Ms. Sellers. All such Directors, are “independent” in accordance with NYSE rules and as defined under the Company’s Restated Certificate of Incorporation.

In addition, associates of the Company may anonymously report concerns or complaints 24/7 via the K. Hovnanian Corporate Governance Hotline that is monitored by an independent third-party company or by following the procedure discussed in the Company’s Code of Ethics.

BOARD OVERSIGHT OF RISK MANAGEMENT

The Company is exposed to a number of risks and undertakes at least annually an Enterprise Risk Management review to identify and evaluate these risks and to develop plans to manage them effectively. The Company’s Chief Financial Officer and Treasurer, Mr. O’Connor, is directly responsible for the Company’s Enterprise Risk Management function and reports both to the President, Chief Executive Officer and Chairman and to the Audit Committee in this capacity. In fulfilling his risk management responsibilities, the CFO works closely with members of senior management and others. Also, from time to time, the Board of Directors discusses trends in the real estate industry with outside experts as part of its oversight responsibility.

On behalf of the Board of Directors, the Audit Committee, which includes our Lead Independent Director, Mr. Kangas, plays a key role in the oversight of the Company’s Enterprise Risk Management function. In particular, Mr. Kangas leverages his extensive experience on other public company boards and from previously leading Deloitte as its Global Chairman and CEO as part of the Audit Committee’s assessment of risks facing the Company. In that regard, the CFO meets with the Audit Committee at least four times a year to discuss the short-term and long-term risks facing the Company, highlighting any new risks that may have arisen since they last met. The Audit Committee also reports to the Board of Directors on a regular basis to apprise them of their discussions with the CFO regarding the Company’s Enterprise Risk Management efforts. With respect to cybersecurity risk oversight, our Board of Directors has established a Cybersecurity Subcommittee of the Corporate Governance and Nominating Committee that receives updates at least three times a year from our information technology team to assess the primary cybersecurity risks facing the Company. The Company engages outside experts to review and advise on cybersecurity preparedness and those expert reports are shared with the subcommittee which advice is then relayed to the Board of Directors. The subcommittee also receives updates on the measures the Company is taking to mitigate such risks. These measures include required annual training and monthly phishing testing for all associates as well as ongoing educational communications throughout the year. Additional specialized training is conducted multiple times per year for our cybersecurity and infrastructure teams, including attendance at cybersecurity conferences and training seminars, breach simulation exercises and personal accreditation training. In addition to such updates, our Board of Directors and Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.

In fiscal 2023, we systematically reviewed all of our incentive compensation programs for potential risk areas as well as the key enterprise risks facing the Company and concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company.

By design, the Company’s compensation program for executive officers does not incentivize excessive risk-taking. Our base salary component of compensation does not encourage risk-taking because it is a fixed amount. The remaining elements of executive officer compensation have the following risk-limiting characteristics:

We generally do not provide guaranteed bonuses, nor have we awarded excessively large equity grants with unlimited upside but no downside risk;

The elements of our compensation program are balanced between long-term and short-term, fixed and variable, and cash and equity awards;

We use a variety of performance measures in our short-term and long-term incentive plans;

We generally do not provide lucrative severance packages or any defined benefit pension plans;

A large portion of our compensation program is tied to long-term and sustained Company performance, our LTIP awards are earned after a multi-year performance period and certain of our LTIP and all of our PSU awards are subject to time-based vesting conditions that extend beyond the performance periods and are further subject to a mandatory two-year post-vesting delayed delivery;

Our incentive plans are not tied to formulas that could focus executives on specific short-term outcomes to the detriment of long-term results;

The Compensation Committee reserves the right to apply negative discretion to bonus amounts calculated under the bonus formulas; and

Our CEO, CFO and COO (if any) are subject to our stock ownership and holding guidelines, discussed on pages 139 and 140.

ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG) PRACTICES

OUR COMMITMENT

Hovnanian has a long history of corporate responsibility, which is deeply rooted in our heritage. We are a company that is built on dedication and purpose. At our communities and offices, this means attracting the best talent and creating the best experience for our homebuyers. Throughout the 13 states where we operate, we strive to be good neighbors and are committed to practices that have a positive impact. We believe that value creation and a commitment to ESG practices are complementary goals.

Having succeeded as a company for more than 60 years, we understand that a clear vision of what you stand for is crucial for lasting success. In 1959, our founder, Kevork S. Hovnanian established our Company on a strong value system, long before the term “corporate responsibility” was part of the conversation within board rooms.

Our commitment to ESG and corporate responsibility more broadly is evidenced by our Board’s oversight of ESG matters. In particular, our Board has tasked our Corporate Governance and Nominating Committee with responsibility for our ESG oversight. In this capacity, the Corporate Governance and Nominating Committee reviews and considers the Company’s policies and practices relating to environmental stewardship, corporate social responsibility and other public policy issues significant to the Company.

In February 2024 the Company will publish its third ESG Report. The purpose of our annual ESG Report is to communicate to all our stakeholders our efforts regarding corporate sustainability. Our ESG Report includes but is not limited to, information pertaining to our commitment to adhering to sound environmental principles and practices, our efforts to promote an inclusive and diverse work environment, ensuring proper safety protocols and policies and continuing our strong corporate governance practices.

Below are highlights from the Company’s 2023 ESG Report:

With a focus to design and construct our communities in an environmentally sound and responsible manner, we:

Received the 2023 Zero Energy Ready Champion Award as the homebuilder in the United States with the most DOE Zero Energy Ready homes built in the past year.

Received a 2023 Housing Innovation Award for The Cove at Asbury Park which is a townhome community located in Asbury Park, NJ.

The Home Energy Rating System (HERS) Index

Received two United States Department of Energy (DOE) Housing Innovation Awards for the second consecutive year. Since 2003, the DOE Housing Innovation Awards have honored the very best in innovation on the path to zero energy ready homes by recognizing energy conscious and forward-thinking builders delivering American homebuyers more efficient homes.

Diversity and inclusion initiatives implemented or enhanced in fiscal 2023

The Company has both a Diversity & Inclusion Task Force as well as a Diversity & Inclusion Executive Committee. Our CEO leads the Diversity & Inclusion Executive Committee.

Our ‘Diversity Made Simple’ training was established in 2020. In fiscal 2023, this training is now mandatory for all associates on an annual basis.

For associates in managerial positions, which is 21.9% of all associates, they have an additional, more extensive mandatory training concerning, ‘Unconscious Bias’.

Hovnanian is a founding member of Building Talent Foundation (BTF) whose mission is to advance the education, training, and career progression of young people and people from underrepresented groups in residential construction. In fiscal 2022, we extended our partnership and financial commitment for another three years and we actively utilize BTFs Residential Construction Careers Platform JobsToBuild.

We have a diverse associate base comprised of 25.6% non-white associates. Additionally, 44.3% of our associates are women, and women represent 38.9% of all associates in manager and above positions.

We maintain a repository of nearly 500 training modules/courses to facilitate these learning sessions in both in-person and virtual settings, including mandatory diversity, preventing workplace harassment, cybersecurity and safety training courses.

To promote an inclusive work environment, our leadership team began hosting quarterly Town Hall events over the past two years. These live events have become a staple within the organization and provide all associates with an opportunity to hear about the Company’s progress and strategic initiatives, and to ask questions directly of our CEO, CFO and Group Presidents. We encourage associates to provide candid feedback and ask questions directly or anonymously, if preferred. Our leadership team is committed to answering every question received, either during the Town Hall or posted after the event on our Company intranet. With associates working across 13 states and a variety of functions, our Town Halls play a crucial role in ensuring a shared sense of purpose and belonging at the Company. In fiscal 2023, the Company has introduced two additional channels for engaging associates companywide, Lunch & Learns and Coffee Chats with the goal of enhancing two-way communication within the Company.

The Company facilitates the involvement of Hovnanian associates with a variety of charitable causes, community outreach programs and other philanthropic activities in local markets.

The ESG Report is available on the Company’s website at www.khov.com under “Investor Relations”. The information contained on or accessible through the Hovnanian website, including the Company’s ESG Report, is not considered part of this proxy statement.

LEADERSHIP STRUCTURE

From 1997 to 2009, the Company had separate individuals serving as Chairman of the Board and as Chief Executive Officer. This structure reflected the continuing strong leadership, energy and passion brought to the Board of Directors by our founder, Mr. Kevork Hovnanian, and the day-to-day management direction of the Company under Mr. Ara Hovnanian as President and CEO. Following the death of Mr. K. Hovnanian in September 2009, the Board of Directors appointed Mr. A. Hovnanian to the additional position of Chairman, believing that his many decades of service to the Company, vast industry experience and close relationship with our founder uniquely qualified him for this role. The Board of Directors believes that combining these positions under Mr. A. Hovnanian’s leadership has enabled him to carry on the tradition of a strong leader that has always marked this family-run company and to successfully navigate the Company. In the view of the Board of Directors, this leadership structure also enables the Board of Directors to better fulfill its risk oversight responsibilities, as described above under “Oversight of Risk Management.”

On June 17, 2021, the Board of Directors designated Mr. Kangas as Lead Independent Director. In his position as Lead Independent Director, Mr. Kangas serves as liaison between the Chairman and the Independent Directors; consults on meeting agenda items for the Board; has the ability to coordinate meetings of the Independent Directors; if requested by major shareholders, would make himself available for consultation and direct communication; presides at all meetings of the Board at which the Chair is not present, including executive sessions of the Independent Directors; and serves on the Strategy Committee. Mr. Kangas is also able to provide input on the design of the Board and is involved in the Board’s oversight of risks facing the Company as chair of the Audit Committee. See “Board Oversight of Risk Management” above. As Lead Independent Director, Mr. Kangas serves as the Director to whom correspondence may be directed on behalf of both the Board of Directors and the non-employee Directors, as described above under “Corporate Governance” beginning on page 180.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

The Board of Directors has adopted a written Related Person Transaction Policy (the “Related Person Transaction Policy”) to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements the Company’s other policies that may apply to transactions with related persons, such as the Company’s Guidelines and Code of Ethics.

The Related Person Transaction Policy provides that all Related Person Transactions (as defined in the Related Person Transaction Policy) covered by the Related Person Transaction Policy and involving a director, director nominee, executive officer or greater than 5% shareholder or an immediate family member of any such person are prohibited, unless approved or ratified by the independent and disinterested members of the Board of Directors or the Corporate Governance and Nominating Committee. The Company’s employees, directors, director nominees, executive officers and their immediate family members are required to provide prompt and detailed notice of any purported Related Person Transaction to the Company’s Corporate Counsel or Chief Financial Officer, who in turn must promptly forward such notice and information to the Chairperson of the Board of Directors or the Corporate Governance and Nominating Committee and will advise the Corporate Governance and Nominating Committee or disinterested directors as to whether the Related Person Transaction will be required to be disclosed in applicable regulatory filings. The Company’s Corporate Counsel will document all non-reportable and reportable Related Person Transactions.

In reviewing Related Person Transactions for approval or ratification, the Corporate Governance and Nominating Committee or disinterested directors will consider the relevant facts and circumstances, including, without limitation:

the commercial reasonableness of the terms of the transaction;

the benefit and perceived benefit, or lack thereof, to the Company;

opportunity costs of alternate transactions;

the materiality and character of the Company’s and related person’s direct or indirect interest and the actual or apparent conflict of interest of the Company and related person;

whether the proposed transaction would likely impair the judgment of the related person to act in the best interest of the Company;

whether the proposed transaction includes any potential reputational risk issues that may arise as a result of, or in connection with, the proposed transaction; and

with respect to a non-employee director or nominee, whether the transaction would compromise the director’s

(1) independence under the NYSE rules and the Company’s Restated Certificate of Incorporation; (2) status as a “non-employee director” under Rule 16b-3 of the Exchange Act if such non-employee director serves or will serve on the Compensation Committee; or (3) status as an independent director under Rule 10A-3 or Rule 10C-1 of the Exchange Act if such non-employee director serves or will serve on the Audit Committee or Compensation Committee, respectively.

The Corporate Governance and Nominating Committee or the disinterested directors will not approve or ratify a Related Person Transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the Company’s best interests and the best interests of its shareholders.

Generally, the Related Person Transaction Policy applies to any current or proposed transaction in which:

the Company was or is to be a participant;

the amount involved exceeds $120,000; and

any related person had or will have a direct or indirect material interest.

A copy of our Related Person Transaction Policy is available as part of our Governance Guidelines on our website at www.khov.com under “Investor Relations,” “Corporate Governance/Guidelines.”

Related Person Transactions

The following transactions were reviewed, approved and ratified by the disinterested members of the Board of Directors and/or by the Corporate Governance and Nominating Committee in accordance with our Related Person Transaction Policy:

During the year ended October 31, 2023, an engineering firm owned by Tavit Najarian, a relative of Ara K. Hovnanian, our Chairman of the Board and our Chief Executive Officer, provided services to the Company totaling $1.3 million. Neither the Company nor Mr. Hovnanian has a financial interest in the relative’s company from whom the services were provided.

Mr. Alexander Hovnanian, the son of Ara K. Hovnanian, our Chairman of the Board of Directors and our Chief Executive Officer, is employed by the Company. In fiscal 2023, Mr. Hovnanian served as Executive Vice President, National Homebuilding Operations. For fiscal 2023, he received cash compensation of approximately $1,008,000 and equity awards with an aggregate grant date fair value of approximately $825,000.

Carson Sorsby, the son of J. Larry Sorsby, one of our Board directors and our former Chief Financial Officer, is employed by the Company. Carson Sorsby holds the position of Account Manager in the Company’s mortgage subsidiary. For fiscal 2023, he earned commissions totaling approximately $136,400. His compensation is commensurate with that of similarly situated employees in his position.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 21, 2024

Our 2023 Proxy Statement, the Company’s Annual Report to Shareholders for the year ended October 31, 2023 (which is not deemed to be part of the official proxy soliciting materials), proxy cards and any amendments to the foregoing materials that are required to be furnished to shareholders are available online at www.proxyvote.com.

For information on how to obtain directions to the Company’s 2024 Annual Meeting, please call our Investor Relations department at 1-800-815-9680.

GENERAL

Solicitation

The solicitation of proxies is being made by our Board of Directors on our behalf primarily through the internet and by mail, but directors, officers, employees and contractors retained by us may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by us. In addition, we may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

Voting

Unless otherwise directed, the persons named in the proxy card(s) intend to vote all shares represented by proxies received by them in favor of the election of the nominees to the Board of Directors of the Company named herein, in favor of the ratification of the selected independent registered public accounting firm, in favor of the approval of the Third Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan, in favor of the compensation of the Company’s named executive officers and in favor of the amendment to the Company’s Stockholder Rights Plan, in each case, as recommended by the Board of Directors. All proxies will be voted as specified. The proxy will be voted on any other matters as may properly come before the meeting in accordance with the discretion of the named proxies and agents.

Each share of Class A Common Stock entitles the holder thereof to one vote, and each share of Class B Common Stock entitles the holder thereof to ten votes (except as provided below). Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals that require the affirmative vote of a majority of the votes cast by holders of the outstanding Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the 2024 Annual Meeting.

All votes will be certified by the Inspectors of Election. Abstentions and broker non-votes will have no effect on the vote for proposals one, three, four and five because such shares are not considered votes cast. Abstentions will have no effect on the vote for proposal two because such shares are not considered votes cast. Brokers may vote shares with respect to proposal two in the absence of client instructions, and thus there will be no broker non-votes with respect to proposal two.

Notwithstanding the foregoing, the Company’s Restated Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company’s knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held continuously, since the date of issuance, for the benefit or account of the same named beneficial owner of such shares (as defined in the Restated Certificate of Incorporation) or any Permitted Transferee (as defined in the Restated Certificate of Incorporation). Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their voting instruction card, which is specially designed for beneficial owners of Class B Common Stock. The Company has also supplied nominee holders of Class B Common Stock with instructions and specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company’s Restated Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares is properly completed, mailed and received not less than three nor more than 20 business days prior to March 21, 2024. Proxy cards should be mailed to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

Additional Matters

Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it is not aware that others will attempt to do so. If other matters requiring the vote of shareholders properly come before the meeting and any adjournments or postponements thereof, it is the intention of the persons named in the proxy cards to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS for the 2025 ANNUAL MEETING

Matawan, New Jersey February, 2024

Under the SEC’s rules and regulations, any stockholder desiring to submit a proposal to be included in our 2025 proxy statement must submit such proposal to us at our principal executive offices to the attention of our Secretary no later than October 5, 2024.

  Our Restated By-laws require timely notice of business to be brought before a shareholders’ meeting, including nominations of persons for election as directors. To be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive   offices not earlier than 120 days prior to the first anniversary of the 2024 Annual Meeting (November 21, 2024), but not later than 90 days prior to such anniversary date (December 21, 2024), provided, however, that in the event that the date of the 2025 Annual Meeting of   Shareholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Restated By-laws have other requirements that must be followed in connection with submitting director nominations and any other business for consideration at a   shareholders’ meeting.

  In addition to satisfying the foregoing requirements under our Restated By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than January 20, 2025.

By order of the Board of Directors,

HOVNANIAN ENTERPRISES, INC.

APPENDIX A

—Third Amended
and Restated 2020
Hovnanian Enterprises, Inc.
Stock Incentive Plan

SECTION	1	PURPOSE OF THE PLAN

The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors and consultants of outstanding ability and to motivate such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

SECTION	2	DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)	Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)	Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(c)	Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

(d)	Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(e)	Board: The Board of Directors of the Company.

(f)	Cause: The occurrence of any of the following with respect to a Participant: (a) the willful and continued failure of the Participant to perform substantially all of his or her duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness) for a period of 10 days following a written demand for substantial performance that is delivered to such Participant by the Company, which specifically identifies the manner in which the Company believes the Participant has not substantially performed his or her duties; (b) dishonesty in the performance of the Participant’s duties with the Company; (c) the Participant’s conviction of, or plea of guilty or nolo contendere to, a crime under the laws of the United States or any state thereof constituting a felony or a misdemeanor involving moral turpitude; (d) the Participant’s willful malfeasance or willful misconduct in connection with the Participant’s duties with the Company or any act or omission which is injurious to the financial condition or business reputation of the Company or its affiliates; or (e) the Participant’s breach of any restrictive covenant provisions set forth in the Participant’s Award agreement.

(g)	Change in Control:

The occurrence of any of the following events:

(i)	any Person (other than a Person holding securities representing 10% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date, or any Family Member of such a Person, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing 50% or more of the combined voting power of the Company’s then-outstanding securities;

(ii)	during any period of twenty-four consecutive months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii) or (iv) of this definition or (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control) whose election by the Board or nomination for election by the Company’s shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)	the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which results in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)	the consummation of a complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a liquidation of the Company into a wholly-owned subsidiary.

(h)	Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(i)	Committee: The Compensation Committee of the Board (or a subcommittee thereof as provided under Section 4), or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan, or the full Board.

(j)	Company: Hovnanian Enterprises, Inc., a Delaware corporation, and any successors thereto.

(k)	Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

(l)	Effective Date: January 24, 2020, the date the Plan was initially adopted by the Board, prior to the amendment and restatement thereof.

(m)	Fair Market Value: On a given date, the closing price of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(n)	Family Member:

(i)	any Person holding securities representing 10% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date;

(ii)	any spouse of such a person;

(iii)	any descendant of such a person;

(iv)	any spouse of any descendant of such a person; or

(v)	any trust for the benefit of any of the aforementioned persons.

(o)
Good Reason: The occurrence of any of the following with respect to a Participant, without the Participant’s express written consent:
(a) any material diminution in the Participant’s duties, titles or responsibilities with the Company from those in effect immediately prior to a Change in Control or (b) any reduction in the Participant’s annual base salary or any material reduction in the Participant’s annual bonus opportunity, annual equity awards or long-term incentive program awards from the Participant’s annual base salary or annual bonus opportunity, annual equity awards or long-term incentive program awards in effect immediately prior to a Change in Control. Notwithstanding the foregoing, no event shall constitute Good Reason unless the Participant provides the Company with written notice of such event within 60 days after the occurrence thereof and the Company fails to cure or resolve the behavior otherwise constituting Good Reason within 30 days of its receipt of such notice.

(p)	ISO: An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

(q)	Minimum Vesting Condition: The requirement, with respect to any Award, that vesting of (or lapsing of restrictions on) such Award does not occur any more rapidly than on the first anniversary of the grant date for such Award (or the date of commencement of employment or service, in the case of a grant made in connection with a Participant’s commencement of employment or service), other than (i) in connection with a Change in Control or (ii) as a result of a Participant’s death, retirement, Disability or involuntary termination of employment without cause; provided, that such Minimum Vesting Condition will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the Absolute Share Limit, as defined in Section 3.

(r)	Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan.

(s)	Option: A stock option granted pursuant to Section 6 of the Plan.

(t)	Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(u)	Participant: An employee, director or consultant of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(v)	Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

(w)	Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(x)	Plan: The Amended and Restated 2020 Hovnanian Enterprises, Inc. Stock Incentive Plan.

(y)	Prior Plan: The 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan.

(z)	Prior Plan Award: An equity award granted under the Prior Plan which remained outstanding as of March 24, 2020 (the date this Plan was initially approved by the Company’s shareholders prior to the amendment and restatement thereof).

(aa)	Shares: Shares of common stock of the Company.

(bb)	Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan.

(cc)	Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

SECTION	3	SHARES SUBJECT TO THE PLAN

Subject to Sections 4, 6(f) and 9 of the Plan, the total number of Shares which may be issued under the Plan pursuant to grants of ISOs or other Awards is 1,715,000 (the “Absolute Share Limit”). The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not be added back to the aggregate number of Shares with respect to which Awards may be granted under the Plan, but rather will count against the aggregate number of Shares with respect to which Awards may be granted under the Plan. When an Option or Stock Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Stock Appreciation Right will be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Stock Appreciation Right. No Shares will be added back to the Share reserve under the Plan with respect to exercised Stock Appreciation Rights granted under the Plan (regardless of whether the Stock Appreciation Rights are cash settled or stock settled). Additionally, no Shares will be added back to the Share reserve under the Plan in the event that (i) a portion of the Shares covered by an Option are tendered to the Company or “net settled” to cover payment of the Option exercise price or (ii) the Company utilizes the proceeds received upon Option exercise to repurchase Shares on the open market or otherwise. For the avoidance of doubt, any cash-based or other incentive awards granted outside of the Plan shall not count against the Absolute Share Limit, regardless of whether any such incentive awards may be denominated in or otherwise linked to the Company’s Shares. In the event that any Awards under the Plan or any Prior Plan Awards terminate or lapse for any reason without payment of consideration, the number of Shares subject to such terminated or lapsed Awards or Prior Plan Awards shall be available for future Award grants under the Plan. The maximum number of Shares subject to Awards granted during a calendar year to any non-employee director serving on the Board, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $600,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

SECTION	4	ADMINISTRATION

The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “independent directors” within the meaning of the applicable rules, if any, of any national securities exchange on which Shares are listed or admitted to trading; provided, however, that any action permitted to be taken by the Committee may be taken by the Board, in its discretion. The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and subject to the Minimum Vesting Condition. Following the grant of any Award, the Committee shall be authorized to waive any such terms and conditions associated with the Award at any time (including, without limitation, accelerating or waiving any vesting conditions) in connection with a Participant’s death or Disability. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administrations of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to Participants and their beneficiaries or successors). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes. If the chief executive officer of the Company is a member of the Board, the Board by specific resolution may constitute such chief executive officer as a committee of one which shall have the authority to grant Awards of up to an aggregate of 40,000 Shares in each fiscal year to Participants who are not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto); provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to this Section 4.

SECTION	5	LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

SECTION	6	TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a)	Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted awards, as described in Section 4).

(b)	Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

(c)
Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full not later than at the time that the Shares being purchased are delivered to or at the direction of the Participant, in each case at the election of the Participant to the extent permitted by law and as designated by the Committee, (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in such Shares, (iv) through the delivery of irrevocable instruments to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased or (v) through net settlement in Shares. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d)	ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e)	Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

(f)	Repricing of Options. Notwithstanding any other provisions under the Plan, no action shall be taken under the Plan to (i) lower the exercise prices of any Company stock options after they are granted, (ii) exchange stock options for stock options with lower exercise prices or cancel an Option when the Option Price exceeds the Fair Market Value in exchange for cash or other Awards (other than pursuant to Section 9 hereof) or (iii) take any other action that is treated as a “repricing” of stock options under generally accepted accounting principles. Any such approved action shall be treated as a grant of a new Award to the extent required under Sections 422 or 424 of the Code (for stock options that are intended to retain their status as ISOs).

SECTION	7	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

(a)
Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence
(A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

(b)
Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, restated By-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of
(A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c)	Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

(d)	Repricing of Stock Appreciation Rights. Notwithstanding any other provisions under the Plan, no action shall be taken under the Plan to (i) lower the exercise prices of any Company stock appreciation right after they are granted, (ii) exchange stock appreciation rights for stock appreciation rights with lower exercise prices or cancel a stock appreciation right when the exercise price exceeds the Fair Market Value in exchange for cash or other Awards (other than pursuant to Section 9 hereof) or (iii) take any other action that is treated as a “repricing” of stock appreciation rights under generally accepted accounting principles.

SECTION	8	OTHER STOCK-BASED AWARDS

(a)	Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares or a combination thereof) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof subject to Section 4 and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b)	Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be granted subject to performance-vesting conditions (“Performance-Based Awards”). The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on shareholders’ equity; (vii) total shareholder return; (viii) expense management; (ix) return on investment before or after the cost of capital; (x) improvements in capital structure; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvement of profit margins; (xiii) stock price; (xiv) market share; (xv) revenues or sales; (xvi) costs; (xvii) cash flow; (xviii) working capital; (xix) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); and (xx) return on assets. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, the performance goals may be calculated without regard to extraordinary items. In any event, the performance goals shall be based on an objective formula or standard. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee, elect to defer payment of a Performance-Based Award.

(c)	To the extent that any dividends or dividend equivalent payments may be paid with respect to any Other Stock-Based Award, no such dividend or dividend equivalent payments will be made unless and until the corresponding portion of the underlying Other Stock-Based Award becomes earned and vested in accordance with its terms.

SECTION	9	ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)	Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders other than regular cash dividends or any similar event, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Awards, (ii) the exercise price relating to outstanding Options or Stock Appreciation Rights, (iii) the maximum number or amount of Awards that may be granted to any Participant during a fiscal year and/or (iv) any other affected terms of such Awards.

(b)	General Treatment of Awards Following Change in Control. Without limiting the generality of Sections 9(a) and 9(c) and except as otherwise provided in an Award agreement, the following provisions shall apply to any outstanding Awards following a Change in Control:

(i)	In the event of a Participant’s involuntary termination of employment with the Company or a subsidiary thereof without “Cause” or for “Good Reason” within two years following a Change in Control, any service-based vesting conditions applicable to Awards held by such Participant shall be deemed fully satisfied and any outstanding Options held by such Participant shall become immediately exercisable.

(ii)	Upon the occurrence of a Change in Control that results in the Company’s Shares ceasing to be publicly traded on a national securities exchange, any service-based vesting conditions applicable to outstanding Awards shall be deemed fully satisfied and any outstanding Options shall become immediately exercisable.

(iii)	With respect to any outstanding Performance-Based Awards with uncompleted performance periods as of the Change in Control date, (A) any performance-based vesting conditions that are linked to the Company’s Share price shall be deemed to have been achieved at the Share price set forth in the definitive agreement governing the transaction constituting the Change in Control (or, in the absence of such agreement, the closing price per Share for the last trading day prior to the consummation of the Change in Control) and (B) any performance-based vesting conditions that are linked to performance criteria other than the Company’s Share price shall be deemed to have been achieved at “target” or “100% multiplier” level, as applicable.

(c)	Treatment of Awards Following Change in Control if Awards are Not Assumed. In the event that the Company or other surviving entity following a Change in Control will not be assuming outstanding Awards following the Change in Control, the vesting of outstanding Awards will be automatically accelerated and such Awards will then be canceled in exchange for a payment in cash or other property equal to the value thereof as determined by the Committee which, in the case of Options and Stock Appreciation Rights, shall equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights.

SECTION	10	NO RIGHT TO EMPLOYMENT

The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant.

SECTION	11	SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and a Participant; including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

SECTION	12	NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution, and any Award transfers authorized by the Committee shall not be transferred for value. Notwithstanding the foregoing, a Participant may transfer an Option (other than an ISO) or a stock appreciation right in whole or in part by gift or domestic relations order to a family member of the Participant (a “Permitted Transferee”) and, following any such transfer such Option or stock appreciation right or portion thereof shall be exercisable only by the Permitted Transferee, provided that no such Option or stock appreciation right or portion thereof is transferred for value, and provided further that, following any such transfer, neither such Option or stock appreciation right or any portion thereof nor any right hereunder shall be transferable other than to the Participant or otherwise than by will or the laws of descent and distribution or be subject to attachment, execution or other similar process. For purposes of this Section 12, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than 50% of the voting interests. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

SECTION	13	AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in the Plan for adjustments in certain events), increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or amend the repricing prohibitions under Sections 6(f) and 7(d) or (b) without the consent of a Participant, would materially impair any of the rights or obligations under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Committee may not amend, alter or discontinue the provisions relating to Section 9(b) or Section 9(c) of the Plan after the occurrence of a Change in Control.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

SECTION	14	INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

SECTION	15	CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION	16	EFFECTIVENESS OF THE PLAN

The Plan was initially effective as of the Effective Date, subject to the approval of the Company’s shareholders.

SECTION	17	SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments or deliveries of shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), payments and/or deliveries of shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

SECTION	18	FORFEITURE/CLAWBACK

 Any Awards granted under the Plan may be subject to reduction, cancellation, forfeiture or recoupment to the extent required by applicable law or listed company rules or to the extent otherwise provided in an Award agreement at the time of grant.

APPENDIX B-1

— Rights Agreement
dated as of August 14, 2008 between HOVNANIAN ENTERPRISES, INC.
and National City Bank Rights Agent

T A B L E   of   C O N T E N T S

S E C T I O N 1	1	Certain Definitions
S E C T I O N 2	6	Appointment of Rights Agent
S E C T I O N 3	7	Issuance of Rights Certificates
S E C T I O N 4	9	Form of Rights Certificates
S E C T I O N 5	9	Countersignature and Registration
S E C T I O N 6	10	Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates
S E C T I O N 7	10	Exercise of Rights; Purchase Price; Expiration Date of Rights
S E C T I O N 8	12	Cancellation and Destruction of Rights Certificates
S E C T I O N 9	12	Company Covenants Concerning Securities and Rights
S E C T I O N 1 0	14	Record Date
S E C T I O N 1 1	14	Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights
S E C T I O N 1 2	21	Certificate of Adjusted Purchase Price or Number of Shares
S E C T I O N 1 3	22	Fractional Rights and Fractional Shares
S E C T I O N 1 4	23	Rights of Action
S E C T I O N 1 5	24	Agreement of Rights Holders
S E C T I O N 1 6	24	Rights Certificate Holder Not Deemed a Stockholder
S E C T I O N 1 7	25	Concerning the Rights Agent
S E C T I O N 1 8	25	Merger, Consolidation or Change of Name of Rights Agent
S E C T I O N 1 9	26	Duties of Rights Agent
S E C T I O N 2 0	28	Change of Rights Agent
S E C T I O N 2 1	29	Issuance of New Rights Certificates
S E C T I O N 2 2	29	Redemption

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T A B L E   of   C O N T E N T S

S E C T I O N 2 3	30	Exchange
S E C T I O N 2 4	31	Notice of Certain Events
S E C T I O N 2 5	32	Notices
S E C T I O N 2 6	33	Supplements and Amendments
S E C T I O N 2 7	33	Successors
S E C T I O N 2 8	33	Determinations and Actions by the Board
S E C T I O N 2 9	34	Benefits of this Agreement
S E C T I O N 3 0	34	Severability
S E C T I O N 3 1	34	Governing Law
S E C T I O N 3 2	34	Counterparts
S E C T I O N 3 3	35	Descriptive Headings; Interpretation

E X H I B I T S

E X H I B I T A	Form of Certificate of Designation of Series B Junior Preferred Stock
E X H I B I T B	Form of Rights Certificate
E X H I B I T C	Summary of Rights

B-1-ii

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of August 14, 2008 (the “Agreement”), between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and National City Bank (the “Rights Agent”).

WITNESSETH

WHEREAS, on July 29, 2008 (the “Rights Dividend Declaration Date”), the Board authorized and declared a dividend distribution of one right (a “Right”) for each share of Class A common stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) and one Right for each share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock”) outstanding at the Close of Business (as hereinafter defined) on August 15, 2008 (the “Record Date”), each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Class A Common Stock and each share of Class B Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1	CERTAIN DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)	“Acquiring Person” shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Class A Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on the Record Date will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Class A Common Stock, and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Class A Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Class A Common Stock. The Board shall not make any determination with respect to a potential Acquiring Person until five (5) Business Days after the date on which all Board members first received notice of the change of beneficial ownership at issue. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

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(b)	“Act” shall mean the Securities Act of 1933, as amended.

(c)	“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Class A Common Stock or Class B Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d)	“Agreement” shall have the meaning set forth in the preamble of this Agreement.

(e)	“Authorized Officer” shall mean the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company.

(f)	A Person shall be deemed the “Beneficial Owner” of, and to “beneficially own” any securities:

(i)	which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” securities (including rights, options or warrants) which are convertible or exchangeable into Class A Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Class A Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; and, provided further, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(ii)	which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations, or

B-1-2

(iii)	which any other person is the Beneficial Owner, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(e) shall cause a Person engaged in business as an underwriter of securities or member of a selling to group to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

(g)	“Board” shall mean the Board of Directors of the Company.

(h)	“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York or New Jersey (or such other state in which the principal office of the Rights Agent may be located) are authorized or obligated by law or executive order to close.

(i)	“Class A Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(j)	“Class B Common Stock” shall have the meaning set forth in the preamble of this Agreement.

(k)	“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(l)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(m)	“Common Stock” shall mean the Class A Common Stock together with the Class B Common Stock.

(n)	“Company” shall have the meaning set forth in the preamble of this Agreement.

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(o)	“Company’s Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company, as amended.

(p)	“Current Per Share Market Price” shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

(q)	“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(r)	“Distribution Date” shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Class A Common Stock.

(s)	“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(t)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u)	“Exchange Ratio” shall have the meaning set forth in Section 23(a) hereof

(v)	“Exempt Person” shall mean (i) a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Class A Common Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs and (ii) any Person that beneficially owns, as of the Record Date, 4.9% or more of the outstanding shares of Class A Common Stock, provided, however, that, with respect to clause (ii) of this paragraph, any such Person shall only be deemed to be an Exempt Person for so long as it beneficially owns no more than the amount of Class A Common Stock it owned on the Record Date; and provided, further, that, with respect to clauses (i) and (ii) of this paragraph, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 4.9% or more of the shares of the then outstanding Class A Common Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs.

(w)	“Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

(x)
“Expiration Date” shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged as provided in Section 23 hereof, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits,
(v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and
(vi) August 14, 2009 if Stockholder Approval has not been obtained.

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(y)	“Final Expiration Date” shall be August 14, 2018.

(z)	“Nasdaq” means The Nasdaq Stock Market.

(aa)	“NOLs” shall mean the Company’s net operating loss carryforwards.

(bb)	“Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

(cc)	“Preferred Stock” shall mean shares of Series B Junior Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation of Series B Junior Preferred Stock attached hereto as Exhibit A.

(dd)	“Purchase Price” shall mean initially $35.00 per one ten-thousandth of a Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

(ee)	“Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ff)	“Redemption Price” shall mean $0.01 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

(gg)	“Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Class A Common Stock or Class B Common Stock, as the case may be, for or pursuant to the terms of any such plan.

(hh)	“Rights” shall have the meaning set forth in the recitals to this Agreement.

(ii)	“Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(jj)	“Rights Certificates” shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

(kk)	“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(ll)	“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm)	“Securities Act” shall mean Securities Act of 1933, as amended.

(nn)	“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

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(oo)	“Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

(pp)	“Stockholder Approval” shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote, and voting together without regard to class, and that are present, or represented by proxy, and are voted on the proposal to approve this Agreement, at the meeting of stockholders of the Company duly held in accordance with the Company’s certificate of incorporation (as amended) and applicable law.

(qq)	“Subsidiary” shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(rr)	“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ss)	“Summary of Rights ” shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

(tt)	“Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Section 382, of the Company or any direct or indirect subsidiary thereof.

(uu)	“Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading is open for the transaction of business or, with respect to the shares of Class B Common Stock which are not listed or admitted to trading on any national securities exchange, a Trading Day for the Class A Common Stock.

(vv)	“Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

SECTION 2	APPOINTMENT OF RIGHTS AGENT

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the requirements of the New York Stock Exchange governing transfer agents and registrars. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent. Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement. The Rights Agent will have no duty to supervise, and in no event will be liable for, the acts or omissions of any co-rights agent.

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SECTION 3	ISSUANCE OF RIGHTS CERTIFICATES

(a)	Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b)) by the certificates representing the shares of Class A Common Stock or Class B Common Stock, registered in the names of the record holders thereof (which certificates representing such shares of Class A Common Stock and/or Class B Common Stock shall also be deemed to be Rights Certificates), (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Class A Common Stock and/or Class B Common Stock, and (iii) the surrender for transfer of any certificates representing such shares of Class A Common Stock and/or Class B Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the shares of Class A Common Stock and/or Class B Common Stock represented by such certificates.

(b)	On or as promptly as practicable after the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C. With respect to certificates for Class A Common Stock and Class B Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

(c)	Rights shall be issued by the Company in respect of all shares of Class A Common Stock and Class B Common Stock (other than any shares of Class A Common Stock and Class B Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, except as specially provided in Section 21 hereof, after the Distribution Date. Certificates representing such shares of Class A Common Stock and Class B Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Class A Common Stock or Class B Common Stock may from time to time be listed or quoted:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Hovnanian Enterprises, Inc. and National City Bank, dated as of August 14, 2008 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Hovnanian Enterprises, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Hovnanian Enterprises, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

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(d)	Any Rights Certificate issued pursuant to this Section 3 or Section 21 hereof that represents Rights beneficially owned by an Acquiring Person or any of its Associates or Affiliates and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any of its Associates or Affiliates or to any nominee of such Acquiring Person, Associate or Affiliate and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

(e)	As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Rights Certificate representing one Right for each share of Class A Common Stock and/or Class B Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

(f)	In the event that the Company purchases or otherwise acquires any shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Class A Common Stock and/or Class B Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Class A Common Stock and/or Class B Common Stock so purchased or acquired.

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SECTION 4	FORM OF RIGHTS CERTIFICATES

The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustments as provided in this Agreement.

SECTION 5	COUNTERSIGNATURE AND REGISTRATION

(a)	The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by any Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)	Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(e) hereof, a stockholder list and all other relevant information referred to in Section 3(e) or as reasonably requested by the Rights Agent, the Rights Agent shall keep, books for registration and transfer of the Rights Certificates issued hereunder or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

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SECTION 6	TRANSFER, SPLIT-UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES

(a)	Subject to the provisions of Section 7(d) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 23 hereof) representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/ or charges have been paid.

(b)	Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

SECTION 7	EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS

(a)	Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and prior to the Expiration Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) and Section 23 hereof, exercise the Rights evidenced thereby in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d)) hereof for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised.

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(b)	Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one ten-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Class A Common Stock or Class B Common Stock, as the case may be, in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

(c)	In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

(d)	Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

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SECTION 8	CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES

All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9	COMPANY COVENANTS CONCERNING SECURITIES AND RIGHTS

(a)	The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, and/or other securities, or any shares of any such security of the Company held in its treasury, a number of shares of Preferred Stock (or any other security of the Company as may be applicable at the time of exercise) that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b)	The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Class A Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on Nasdaq, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on the Nasdaq, upon official notice of issuance upon such exercise.

(c)	The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of any Person becoming an acquiring Person shares of Class A Common Stock, Class B Common Stock and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

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(d)	The Company covenants and agrees it will pay when due and payable any and all federal or state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(e)	If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Class A Common Stock, Class B Common Stock, or other securities upon the exercise thereof under state securities or “blue sky” laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 days, in each relevant jurisdiction until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

(f)	Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

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(g)	In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 7, 11, 13 or 23 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

SECTION 10	RECORD DATE

Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

SECTION 11	ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SECURITIES OR NUMBER OF RIGHTS

The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)	(i)	In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the shares of Preferred Stock were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

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(ii)	Subject to Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Class A Common Stock or Class B Common Stock, as the case may be, (or at the option of the Company, such number of one ten-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Per Share Market Price of the Company’s Class A Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Class A Common Stock or Class B Common Stock, as the case may be, so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (1) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

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(iii)	The Company may at its option substitute for a share of Class A Common Stock or Class B Common Stock, as the case may be, issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Class A Common Stock or Class B Common Stock, as the case may be. In the event that there shall be an insufficient number of Class A Common Stock or Class B Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one ten-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Class A Common Stock and/or Class B Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Class A Common Stock and/or Class B Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Class A Common Stock or Class B Common Stock, as the case may be, (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock equivalents”) (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Class A Common Stock and Class B Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock and/or Class B Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Class A Common Stock and/or Class B Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

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(b)	If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), “Equivalent Preferred Stock”)) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)	If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(d)	(i)	For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security (a “Security” for purposes of this Section 11(d)(i) only) on any date shall be deemed to be the average of the daily closing prices per share of a share of the Class A Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If the Security is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Security shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(ii)	For the purpose of any computation hereunder, the “Current Per Share Market Price” of shares of the Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Class A Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Class A Common Stock occurring after the date of this Agreement). If neither the Class A Common Stock, Class B Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one ten-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by ten thousand.

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(e)	Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of a Class A Common Stock or Class B Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

(f)	If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

(g)	All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)	Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(i)	The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)	Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

(k)	Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l)	In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

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(m)	Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

(n)	Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock and/or Class B Common Stock, as applicable, (ii) subdivides the outstanding shares of Class A Common Stock or Class B Common Stock, (iii) combines the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Class A Common Stock or Class B Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Class A Common Stock and/or each share of Class B Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Class A Common Stock and/or each share of Class B Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Class A Common Stock or Class B Common Stock, as applicable, immediately prior to such event by a fraction the numerator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as applicable, outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as the case may be, outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

SECTION 12	CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Class A Common Stock and Class B Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

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SECTION 13	FRACTIONAL RIGHTS AND FRACTIONAL SHARES

(a)	The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

(b)	The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one ten-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Class A Common Stock shares for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Class A Common Stock shares occurring after the date of this Agreement).

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(c)	Following the occurrence of any Person becoming an Acquiring Person, the Company shall not be required to issue fractions of shares of Class A Common Stock or Class B Common Stock, as the case may be, upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock or Class B Common Stock, as the case may be. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 13(c), the current market value of one share of Class A Common Stock, or other security issuable upon the exercise or exchange of Rights shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

(d)	The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

SECTION 14	RIGHTS OF ACTION

(a)	All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Class A Common Stock and Class B Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock and Class B Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock or Class B Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

(b)	Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

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SECTION 15	AGREEMENT OF RIGHTS HOLDERS

Every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)	prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Class A Common Stock or Class B Common Stock;

(b)	after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed and accompanied by a properly executed instrument of transfer with the appropriate forms and certificates fully executed;

(c)	the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Class A Common Stock or Class B Common Stock share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Class A Common Stock or Class B Common Stock share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)	such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13.

SECTION 16	RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER

No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

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SECTION 17	CONCERNING THE RIGHTS AGENT

(a)	The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

(b)	The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Class A Common Stock, Class B Common Stock or other securities of the Company, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19.

(c)	Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 18	MERGER, CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

(a)	Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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(b)	If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

SECTION 19	DUTIES OF RIGHTS AGENT

The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)	The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with the content of such advice or opinion.

(b)	Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(d)	The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e)	The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 12, 22 or 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock, Class B Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock, Class B Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)	The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)	The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)	The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)	The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

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(j)	If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(k)	No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(l)	The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

(m)	The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

SECTION 20	CHANGE OF RIGHTS AGENT

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ written notice mailed to the Company, and to each transfer agent of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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SECTION 21	ISSUANCE OF NEW RIGHTS CERTFICATES

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Class A Common Stock or Class B Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Class A Common Stock or Class B Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Class A Common Stock or Class B Common Stock and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Class A Common Stock or Class B Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 22	REDEMPTION

(a)	The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

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(b)	Immediately upon the effectiveness of the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Class A Common Stock and Class B Common Stock; provided however, that the failure to give, or any defect in, any such notice will not affect the validity of the Redemption of the Rights. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

SECTION 23	EXCHANGE

(a)	The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Class A Common Stock or Class B Common Stock, as the case may be, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, (or ten-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)	Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock or Class B Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

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(c)	The Company may at its option substitute and, in the event that there shall not be sufficient shares of Class A Common Stock or Class B Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Class A Common Stock and/or Class B Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the Current Per Share Market Price of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the Current Per Share Market Price as of the date of such exchange.

SECTION 24	NOTICE OF CERTAIN EVENTS

(a)	If the Company proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation or merger into or with any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) declare or pay any dividend on the shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock or Class B Common Stock, respectively, or to effect a subdivision, combination or reclassification of the Class A Common Stock or Class B Common Stock as the case may be, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Class A Common Stock, Class B Common Stock, and/or Preferred Stock for purposes of such action, and in the case of any such other action covered by clause (1) or (ii) above at least ten (10) days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

(b)	If a Stock Acquisition Date occurs, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

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SECTION 25	NOTICES

(a)	Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights) as follows:

Hovnanian Enterprises, Inc.

10 HWY 35

P.O. Box 500

Red Bank, NJ 63131

Attention: Peter Reinhart

Facsimile: 732.383.2716

Phone:       732.747.6835

(b)	Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

National City Bank

Shareholder Services Administration

Suite 635 – LOC 01-3116

629 Euclid Avenue

Cleveland, Ohio 44114

Attention: Shareholder Services Administration

With a copy to:

Jones Day

901 Lakeside Avenue

Cleveland, Ohio 44114

Attention: Lyle G. Ganske

Facsimile: 216.579.0212

(c)	Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Class A Common Stock or Class B Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

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SECTION 26	SUPPLEMENTS AND AMENDMENTS

Prior to the Distribution Date, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders Rights, any such supplement or amendment to be evidenced by writing signed by the Company and the Rights Agent. From and after the time at which the Rights cease to be redeemable pursuant to Section 22, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent’s own right, duties, obligations or immunities under this Agreement.

SECTION 27	SUCCESSORS

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 28	DETERMINATIONS AND ACTIONS BY THE BOARD

(a)	For all purposes of this Agreement, any calculation of the number of shares of Class A Common Stock or Class B Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A Common Stock or Class B Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code or any successor or replacement provision.

(b)	The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or amend this Agreement).
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(c)	All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to any person, including without limitation the Rights Agent and the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

SECTION 29	BENEFITS OF THIS AGREEMENT

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock).

SECTION 30	SEVERABILITY

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 30 will affect the ability of the Company under the provisions of Section 26 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

SECTION 31	GOVERNING LAW

This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

SECTION 32	COUNTERPARTS

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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SECTION 33	DESCRIPTIVE HEADINGS; INTERPRETATION

Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. For the avoidance of doubt and for clarification purposes only, if under any circumstance contemplated herein Rights become exercisable for the purchase of shares of Class A Common Stock or Class B Common Stock, such Rights may only be exercised as follows: (A) Rights issued in respect of Class A Common Stock will be exercisable only for the purchase of shares of Class A Common Stock (or any common stock equivalents issued in respect thereof) and (B) Rights issued in respect of Class B Common Stock will be exercisable only for the purchase of shares of Class B Common Stock (or any common stock equivalents issued in respect thereof).

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

HOVNANIAN ENTERPRISES

/s/ Peter Reinhart
Name: Peter Reinhart
Title: General Counsel

NATIONAL CITY BANK

/s/ Sharon Boughter
Name: Sharon Boughter

Title: Vice President

Signature page to Rights Agreement

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EXHIBIT A

CERTIFICATE OF DESIGNATION

OF

SERIES B JUNIOR PREFERRED STOCK

OF

HOVNANIAN ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

Hovnanian Enterprises, Inc. (hereinafter called the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

(1)	The name of the Company is Hovnanian Enterprises, Inc.

(2)	The certificate of incorporation, as amended (the “Certificate of Incorporation”) of the Company authorizes the issuance of 100,000 shares of Preferred Stock, $0.01 par value (the “Preferred Stock”), and expressly vests in the Board of Directors of the Company (the “Board”) the authority provided therein to provide for the issuance of said shares in series and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

(3)	The Board, pursuant to the authority expressly vested in it as aforesaid, on July 29, 2008 adopted the following resolutions creating a “Series B Junior” series of Preferred Stock:

RESOLVED, that a series of the class of authorized Preferred Stock of the Company be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

SERIES B JUNIOR PREFERRED STOCK

SECTION 1	DESIGNATION AND AMOUNT.

The shares of such series will be designated as Series B Junior Preferred Stock (the “Series B Preferred”) and the number of shares constituting the Series B Preferred is 10,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company and convertible into Series B Preferred.

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SECTION 2	DIVIDENDS AND DISTRIBUTIONS.

(a)	Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series B Preferred with respect to dividends, the holders of shares of Series B Preferred, in preference to the holders of Class A Common Stock, par value $0.01 per share and Class B Common Stock, par value $0.01 (collectively, the “Common Stock”), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred (the “First Dividend Payment Date”), in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, the greater of (i) $1 and (ii) ten thousand (10,000) times the aggregate per share amount of all cash dividends, and ten thousand (10,000) times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of Class A Common Stock or Class B Common Stock, as the case may be, or a subdivision of the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, (by reclassification or otherwise), declared on the Class A Common Stock and/or Class B Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount to which holders of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)	The Company will declare a dividend on the Series B Preferred as provided in paragraph (a) of this Section 2 immediately after it declares a dividend on the Class A Common Stock and/or Class B Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series B Preferred will be payable immediately prior to the time at which the related dividend on the Class A Common Stock and/or Class B Common Stock is payable.

(c)	Dividends will accrue, and be cumulative, on outstanding shares of Series B Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series B Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue, and be cumulative, from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.
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SECTION 3	VOTING RIGHTS.

The holders of shares of Series B Preferred shall have the following voting rights:

(a)	Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series B Preferred shall entitle the holder thereof to 10,000 votes, on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Record Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)	Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

(c)	Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

SECTION 4	RESTRICTIONS.

(a)	Whenever dividends or other dividends or distributions payable on the Series B Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred outstanding have been paid in full, the Company will not:

(i)	Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) (“Junior Stock”) to the shares of Series B Preferred;
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(ii)	Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) (“Parity Stock”) with the shares of Series B Preferred, except dividends paid ratably on the shares of Series B Preferred and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)	Redeem, purchase or otherwise acquire for consideration shares of any Junior Stock; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other Junior Stock of the Company; or

(iv)	Redeem, purchase or otherwise acquire for consideration any shares of Series B Preferred, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)	The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5	REACQUIRED SHARES.

Any shares of Series B Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation of the Company, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

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SECTION 6	LIQUIDATION, DISSOLUTION OR WINDING UP.

Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series B Preferred have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series B Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to a minimum per share liquidation payment of $10,000 but will be entitled to an aggregate per share liquidation payment of 10,000 times the payment made per share of Common Stock or (b) to the holders of shares of Parity Stock, except distributions made ratably on the shares of Series B Preferred and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 7	CONSOLIDATION, MERGER, ETC.

In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series B Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to ten thousand (10,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock in a smaller number of shares or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 8	REDEMPTION.

The shares of Series B Preferred are not redeemable.

SECTION 9	RANK.

The Series B Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company’s Preferred Stock, unless the terms of such series shall so provide.

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SECTION 10	FRACTIONAL SHARES.

Series B Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred.

FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series B Junior Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the Company pursuant to the provisions of Sections 104 and 151 of the DGCL.

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by the undersigned on August 14, 2008.

HOVNANIAN ENTERPRISES

/s/ Peter Reinhart
Name: Peter Reinhart
Title: General Counsel

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EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Certificate No. R- _________    ______________Rights in respect of Class __ Common Stock

NOT EXERCISABLE AFTER AUGUST 14, 2018 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

HOVNANIAN ENTERPRISES, INC.

This certifies that_____________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (the “Rights Agreement”), by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and National City Bank (the “Rights Agent”), dated as of August 14, 2008, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $35.00 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

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This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

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The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other Securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of August 14, 2008.

HOVNANIAN ENTERPRISES

/s/ Peter Reinhart

Name: Peter Reinhart
Title: General Counsel

Countersigned

NATIONAL CITY BANK

/s/ Sharon Boughter
Name: Sharon Boughter
Title: Vice President

Signature page to Rights Certificate

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Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

,
Dated	Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature
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CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

,
Dated		Signature
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Form of Reverse Side of Rights Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise ___________________________ Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number:__________________________________________________________

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number:________________________________________________________________

(Please print name and address)

,
Dated	Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature
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CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

,
Dated	Signature
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NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

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EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On July 29, 2008, the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), adopted a rights plan and declared a dividend of one preferred share purchase right for each outstanding share of Class A common stock and Class B common stock. The dividend is payable to our stockholders of record as of August 15, 2008. The terms of the rights and the rights plan are set forth in a Rights Agreement, by and between us and National City Bank, as Rights Agent, dated as of August 14, 2008 (the “Rights Plan”).

This summary of rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Plan. Upon written request, the Company will provide a copy of the Rights Plan free of charge to any of its stockholders.

Our Board adopted the Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. We have experienced and continue to experience substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an “Acquiring Person”) without the approval of our Board. Stockholders who own 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Rights Plan does not exempt any future acquisitions of Class A common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

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The Rights. Our Board authorized the issuance of one right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $35.00 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the Class A common stock.

We refer to the date that the rights become exercisable as the “Distribution Date.” Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

Exchange. After the Distribution Date, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The rights and the Rights Plan will expire on the earliest of (i) August 14, 2018, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2009 if Stockholder Approval has not been obtained.

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Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Rights Plan without the consent of the holders of the Rights. After the Distribution Date, our Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable, and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence.

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AMENDMENT NO. 1

TO

RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain rights agreement, by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as successor to National City Bank (the “Rights Agent”), dated as of August 14, 2008, is made and entered into as of January 11, 2018, and shall become effective on January 11, 2018.

BACKGROUND

WHEREAS, the Company and the Rights Agent entered into that certain rights agreement, dated as of August 14, 2008 (the “Existing Rights Agreement”);

WHEREAS, Section 26 of the Existing Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend any provision of the Existing Rights Agreement without the approval of any holders of Rights;

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) deems it advisable and in the best interests of the Company and its stockholders to amend the terms of the Existing Rights Agreement as set forth herein; and

WHEREAS, on January 8, 2018, the Board authorized and approved this Amendment.

AGREEMENT

NOW, THEREFORE, the Company hereby amends the Existing Rights Agreement as follows and directs the Rights Agent to execute this Amendment:

1.	Effect of Amendment. Except as expressly provided herein, the Existing Rights Agreement shall be and remain in full force and effect.

2.	Capitalized Terms. All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Existing Rights Agreement.

3.	National City Bank. All references in the Existing Rights Agreement to “National City Bank” shall be removed and replaced with “Computershare Trust Company, N.A.”.

4.	Section 1 of the Existing Rights Agreement is hereby amended as follows:

a.	The reference to “August 14, 2009” in clause (x)(vi) shall be removed and replaced with “August 14, 2019”.
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b.	The reference to “August 14, 2018” in clause (y) shall be removed and replaced with “August 14, 2021”.

c.	The reference to “$35.00” in clause (dd) shall be removed and replaced with “$16.60”.

d.	The references to “this Agreement” in clause (pp) shall be removed and replaced with “Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, between the Company and the Rights Agent”.

5.	Exhibit B to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 hereto.

6.	Exhibit C to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 2 hereto.

7.	Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

8.	Execution in Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ Michael Discafani
Signature

Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Michael J. Lang
Signature

Name: Michael J. Lang
Title: Senior Vice President, Investor Services
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Exhibit 1

FORM OF RIGHTS CERTIFICATE

Certificate No. R-__________    __________ Rights in respect of Class ___ Common Stock

NOT EXERCISABLE AFTER AUGUST 14, 2021 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

HOVNANIAN ENTERPRISES , INC .

This certifies that _________________ , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (as amended from time to time, the “Rights Agreement”), by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (as successor to National City Bank) (the “Rights Agent”), dated as of August 14, 2008, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $16.60 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

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This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

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No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of August 14, 2008.

HOVNANIAN ENTERPRISES, INC.

/s/
Signature

Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

/s/
Signature

Name:
Title:
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Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED,___________________hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

,
Dated	Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature
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      CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

,
Dated	Signature
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Form of Reverse Side of Rights Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise ________________________ Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number:____________________________________________________

(Please print name and address)

,

,
Dated

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature
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CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

,
Dated	Signature
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NOTICE

The signature(s) in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

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Exhibit 2

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AMENDED RIGHTS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE AMENDED RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On January 11, 2018, the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, by and between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), dated as of August 14, 2008 (the “Rights Plan”, and as amended by the Amendment, the “Amended Rights Plan”).

This summary of rights provides only a general description of the Amended Rights Plan, and thus, should be read together with the entire Amended Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Amended Rights Plan. Upon written request, the Company will provide a copy of the Amended Rights Plan (which includes the Rights Plan and the Amendment) free of charge to any of its stockholders.

Our Board entered into the Amended Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce future potential federal income tax obligations. We have experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Amended Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an “Acquiring Person”) without the approval of our Board. Stockholders who owned 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 would not have triggered the Amended Rights Plan so long as they did not and do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Amended Rights Plan does not exempt any subsequent acquisitions of Class A common stock by such persons. Any Rights held by an Acquiring Person are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Amended Rights Plan.

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The Rights. Our Board authorized the issuance of one Right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008 and the issuance of one Right per each share of Class A common stock and Class B common stock issued or delivered by the Company after such date but before the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below). Subject to the terms, provisions and conditions of the Amended Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $16.60 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or an exchange offer by a person or group for 4.9% of the Class A common stock.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the Rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined to affect an exchange pursuant to the Amended Rights Plan (as described below).

After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

Exchange. After the Distribution Date, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Amended Rights Plan will expire on the earliest of (i) August 14, 2021, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Amended Rights Plan, (iv) the repeal of Section 382 of the Internal Revenue Code or any successor statute if the Board determines that the Amended Rights Plan is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2019, if Stockholder Approval has not been obtained.

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Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Amended Rights Plan without the consent of the holders of the Rights. After the time that the Rights have become no longer redeemable, our Board may amend or supplement the Amended Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Amended Rights Plan, but only to the extent that those changes do not impair or adversely affect any Rights holder, and no such amendment may cause the Rights again to become redeemable or cause the Amended Rights Plan again to become amendable other than in accordance the Amended Rights Plan.

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AMENDMENT NO. 2

TO

RIGHTS AGREEMENT

January 18, 2021

This Amendment No. 2 (this “Amendment”) to that certain Rights Agreement, by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as successor to National City Bank (the “Rights Agent”), dated as of August 14, 2008, as amended by that certain Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, is made and entered into as of January 18, 2021, and shall become effective on January 18, 2021.

BACKGROUND

WHEREAS, the Company and the Rights Agent entered into that certain Rights Agreement, dated as of August 14, 2008, which was subsequently amended by that certain Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, by and between the Company and the Rights Agent (as amended, the “Existing Rights Agreement”);

WHEREAS, Section 26 of the Existing Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend any provision of the Existing Rights Agreement without the approval of any holders of Rights;

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders to amend the terms of the Existing Rights Agreement as set forth herein; and

WHEREAS, on January 18, 2021, the Board authorized and approved this Amendment.

AGREEMENT

NOW, THEREFORE, the Company hereby amends the Existing Rights Agreement as follows and directs the Rights Agent to execute this Amendment:

1.	Effect of Amendment. Except as expressly provided herein, the Existing Rights Agreement shall be and remain in full force and effect.

2.	Capitalized Terms. All capitalized, undefined terms used in this Amendment shall have the meanings assigned to them in the Existing Rights Agreement.

3.	Section 1 of the Existing Rights Agreement is hereby amended as follows:

a.	The reference to “August 14, 2019” in clause (x)(vi) shall be removed and replaced with “August 14, 2022”.

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b.	The reference to “August 14, 2021” in clause (y) shall be removed and replaced with “August 14, 2024”.

c.	The reference to “$16.60” in clause (dd) shall be removed and replaced with “$171.85”.

d.	The references to “this Agreement” in clause (pp) shall be removed and replaced with “Amendment No. 2 to Rights Agreement, dated as of January 18, 2021, by and between the Company and the Rights Agent”.

4.	The first two sentences of Section 5(a) of the Existing Rights Agreement are hereby amended as follows:

a.	“The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by electronic (to the extent available and in accordance with the Rights Agent’s standard practices and procedures) or facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by electronic (to the extent available and in accordance with the Rights Agent’s standard practices and procedures) or facsimile signature, and shall not be valid for any purpose unless so countersigned.”

5.	Section 11(n) of the Existing Rights Agreement is hereby amended to add the following sentence to the end of such Section:

a.	“Notwithstanding any prior adjustments to the number of Rights associated with each share of Class A Common Stock and/or Class B Common Stock, as applicable, as of January 18, 2021, each then-outstanding share of Class A Common Stock and Class B Common Stock entitles the holder thereof to one Right per share of Class A Common Stock and/or Class B Common Stock, as applicable, and each share of Class A Common Stock and/or Class B Common Stock, as applicable, issued or delivered after January 18, 2021, but prior to the Distribution Date or the Expiration Date, as applicable, shall entitle the holder thereof to one Right per share of Class A Common Stock and/or Class B Common Stock, as applicable, in all cases, subject to any adjustments in accordance with this Agreement.”

6.	Exhibit B to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 attached hereto.

7.	Exhibit C to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 2 attached hereto.

8.	Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

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9.	Execution in Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ Brad G. O’Connor
	Name:	Brad G. O’Connor
	Title:	Senior Vice President, Treasurer and
Chief Accounting Officer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Marleen Grandeson-Mills
	Name:	Marleen Grandeson-Mills
	Title:	AVP, Relationship Manager

[Signature Page to Amendment No. 2 to Rights Agreement]

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Exhibit 1

FORM OF RIGHTS CERTIFICATE

Certificate No. R-_______     ________ Rights in respect of Class ____ Common Stock

NOT EXERCISABLE AFTER THE EXPIRATION DATE OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NON-TRANSFERABLE.

RIGHTS CERTIFICATE

HOVNANIAN ENTERPRISES, INC.

This certifies that ______________ , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (as successor to National City Bank) (the “Rights Agent”), dated as of August 14, 2008 (as amended from time to time, the “Rights Agreement”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $171.85 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 18, 2021, the date of the most recent amendment to the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed to them in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

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This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are beneficially owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be cancelled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

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The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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WITNESS the manual, electronic or facsimile signature of the proper officer of the Company. Dated as of _________, 20____.

HOVNANIAN ENTERPRISES, INC.

Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

Name:
Title:

B-1-78

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED,_________________________hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

____________________________ , ____________________

Dated	Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

__________________________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

B-1-79

      CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

____________________________ , ____________________

Dated	Signature

B-1-80

Form of Reverse Side of Rights Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise ______________________Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number: ________________________________________________________________________

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number: ________________________________________________________________________

(Please print name and address)

____________________________ , ____________________

Dated

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature

B-1-81

      CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate are ☐ are ☐ not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

____________________________ , ____________________

Dated	Signature

B-1-82

NOTICE

The signature(s) in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

B-1-83

Exhibit 2

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AMENDED RIGHTS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON) (AS SUCH TERMS ARE DEFINED IN THE AMENDED RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On January 18, 2021, the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), approved the Company entering into, and the Company entered into, Amendment No. 2 (the “Amendment”) to the Rights Agreement, by and between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), dated as of August 14, 2008, as amended by Amendment No. 1, dated January 11, 2018 (as amended through the date hereof, the “Amended Rights Plan”).

This summary of rights provides only a general description of the Amended Rights Plan, and thus, should be read together with the entire Amended Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Amended Rights Plan. Upon written request, the Company will provide a copy of the Amended Rights Plan free of charge to any of its stockholders.

Our Board approved the Amended Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce future potential federal income tax obligations. We have experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Amended Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an “Acquiring Person”) without the approval of our Board, thereby reducing the likelihood of an Ownership Change. Stockholders who owned 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 would not have triggered the Amended Rights Plan so long as they did not and do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Amended Rights Plan does not exempt any subsequent acquisitions of Class A common stock by such persons. Any Rights held by an Acquiring Person and certain Associates, Affiliates and transferees thereof are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Amended Rights Plan.

B-1-84

The Rights. Our Board authorized the issuance of one Right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008 and the issuance of one Right per each share of Class A common stock and Class B common stock issued or delivered by the Company after such date but before the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below). Notwithstanding any prior adjustments to the number of Rights associated with each share of Class A common stock and/or Class B common stock, as applicable, as of January 18, 2021, each outstanding share of Class A common stock and Class B common stock entitles the holder thereof to one Right, and each share of Class A common stock and/or Class B common stock, as applicable, issued or delivered after January 18, 2021, but prior to the earlier of the Distribution Date and the Expiration Date, will entitle the holder thereof to one Right, in each case, subject to adjustments in accordance with the Amended Rights Plan. Subject to the terms, provisions and conditions of the Amended Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $171.85 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us or an Acquiring Person that a person or group has become an Acquiring Person or the earlier date that a majority of our Board becomes aware of the existence of an Acquiring Person and (ii) 10 business days after the commencement of a tender or an exchange offer by a person or group for 4.9% or more of the then-outstanding Class A common stock.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the Rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined to affect an exchange pursuant to the Amended Rights Plan (as described below).

Subject to the terms, provisions and conditions of the Amended Rights Plan, after the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person or certain Associates, Affiliates or transferees thereof (which will thereupon become void), will thereafter have the right to receive upon exercise of such Right and payment of the then-current Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a then-current market value of two times the Purchase Price.

B-1-85

Exchange. After the Distribution Date, the Board may exchange the Rights (other than Rights owned by an Acquiring Person or certain Affiliates, Associates or transferees thereof, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Amended Rights Plan will expire on the earliest of (i) August 14, 2024, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Amended Rights Plan, (iv) the repeal of Section 382 of the Internal Revenue Code or any successor statute if the Board determines that the Amended Rights Plan is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2022, if Stockholder Approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment in accordance with the Amended Rights Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the Purchase Price, the number of shares of Series B Junior Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of shares of Series B Junior Preferred Stock or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be required to be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Amended Rights Plan without the consent of the holders of the Rights. After the time that the Rights have become no longer redeemable, our Board may amend or supplement the Amended Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent or defective provisions, or to make any additional changes to the Amended Rights Plan that we deem necessary or desirable, but only to the extent that those changes do not adversely affect the interests of any Rights holder (other than any Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause the Amended Rights Plan again to become amendable other than in accordance with the Amended Rights Plan.

B-1-86

APPENDIX B-2

—Stockholder Rights
Plan Amendment

AMENDMENT NO. 3

TO

RIGHTS AGREEMENT

January 11, 2024

This Amendment No. 3 (this “Amendment”) to that certain Rights Agreement, by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as successor to National City Bank (the “Rights Agent”), dated as of August 14, 2008, as amended by that certain Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, and that certain Amendment No. 2 to Rights Agreement, dated as of January 18, 2021, is made and entered into as of January 11, 2024, and shall become effective on January 11, 2024.

BACKGROUND

WHEREAS, the Company and the Rights Agent entered into that certain Rights Agreement, dated as of August 14, 2008, which was subsequently amended by that certain Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, and that certain Amendment No. 2 to Rights Agreement, dated as of January 18, 2021, by and between the Company and the Rights Agent (as amended, the “Existing Rights Agreement”);

WHEREAS, Section 26 of the Existing Rights Agreement provides that prior to the Distribution Date, the Company may supplement or amend any provision of the Existing Rights Agreement without the approval of any holders of Rights;

WHEREAS, no Distribution Date has occurred on or prior to the date hereof;

WHEREAS, the Board deems it advisable and in the best interests of the Company and its stockholders to amend the terms of the Existing Rights Agreement as set forth herein; and

WHEREAS, on January 11, 2024, the Board authorized and approved this Amendment.

AGREEMENT

NOW, THEREFORE, the Company hereby amends the Existing Rights Agreement as follows and directs the Rights Agent to execute this Amendment:

(1)	Effect of Amendment. Except as expressly provided herein, the Existing Rights Agreement shall be and remain in full force and effect.

(2)	Capitalized Terms. All capitalized, undefined terms used in this Amendment shall have the meanings assigned to them in the Existing Rights Agreement.

B-2-1

(3)	Section 1 of the Existing Rights Agreement is hereby amended as follows:

(a)	The reference to “August 14, 2022” in clause (x)(vi) shall be removed and replaced with “August 14, 2025”.

(b)	The reference to “August 14, 2024” in clause (y) shall be removed and replaced with “August 14, 2027”.

(c)	The reference to “$171.85” in clause (dd) shall be removed and replaced with “$802.00”.

(d)	The references to “this Agreement” in clause (pp) shall be removed and replaced with “Amendment No. 3 to Rights Agreement, dated as of January 11, 2024, by and between the Company and the Rights Agent”.

(4)	Exhibit B to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 attached hereto.

(5)	Exhibit C to the Existing Rights Agreement is hereby amended and restated in its entirety as set forth on Exhibit 2 attached hereto.

(6)	Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

(7)	Execution in Counterparts. This Amendment may be executed (by hand or electronically) in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

B-2-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ Brad G. O’Connor
Name: Brad G. O’Connor
Title: Chief Financial Officer and Treasurer

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Shirley Nessralla
Name: Shirley Nessralla
Title: Vice President and Manager

[Signature Page to Amendment No. 3 to Rights Agreement]

B-2-3

Exhibit 1

FORM OF RIGHTS CERTIFICATE

Certificate No. R-_________ _________Rights in respect of Class____Common Stock

NOT EXERCISABLE AFTER THE EXPIRATION DATE OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NON-TRANSFERABLE.

    RIGHTS  CERTIFICATE

    HOVNANIAN  ENTERPRISES,  INC.

This certifies that___________ , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, by and between Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (as successor to National City Bank) (the “Rights Agent”), dated as of August 14, 2008 (as amended from time to time, the “Rights Agreement”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a purchase price of $802.00 per one ten-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 11, 2024, the date of the most recent amendment to the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed to them in the Rights Agreement.

As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

B-2-4

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are beneficially owned by (i) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be cancelled.

This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Rights Certificate duly executed.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

B-2-5

The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other securities, the Company may make a cash payment, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

B-2-6

WITNESS the manual, electronic or facsimile signature of the proper officer of the Company. Dated as of__________, 20___.

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

B-2-7

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED,_________________________hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

____________________________ , ____________________

Dated	Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

__________________________

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

B-2-8

      CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

____________________________ , ____________________

Dated	Signature

B-2-9

Form of Reverse Side of Rights Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise______________Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number: ________________________________________________________________________

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number: ________________________________________________________________________

(Please print name and address)

____________________________ , ____________________

Dated

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature

B-2-10

      CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Rights Certificate☐are☐are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

(2)	after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

____________________________ , ____________________

Dated	Signature

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NOTICE

The signature(s) in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

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Exhibit 2

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AMENDED RIGHTS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON) (AS SUCH TERMS ARE DEFINED IN THE AMENDED RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

On January 11, 2024, the Board of Directors (the “Board”) of Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), approved the Company entering into, and the Company entered into, Amendment No. 3 (the “Amendment”) to the Rights Agreement, by and between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), dated as of August 14, 2008, as amended by Amendment No. 1, dated January 11, 2018, and Amendment No. 2, dated January 18, 2021 (as amended through the date hereof, the “Amended Rights Plan”).

This summary of rights provides only a general description of the Amended Rights Plan, and thus, should be read together with the entire Amended Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Amended Rights Plan. Upon written request, the Company will provide a copy of the Amended Rights Plan free of charge to any of its stockholders.

Our Board approved the Amended Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce future potential federal income tax obligations. We have experienced substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Amended Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an “Acquiring Person”) without the approval of our Board, thereby reducing the likelihood of an Ownership Change. Stockholders who owned 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 would not have triggered the Amended Rights Plan so long as they did not and do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Amended Rights Plan does not exempt any subsequent acquisitions of Class A common stock by such persons. Any Rights held by an Acquiring Person and certain Associates, Affiliates and transferees thereof are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Amended Rights Plan.

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The Rights. Our Board authorized the issuance of one Right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008 and the issuance of one Right per each share of Class A common stock and Class B common stock issued or delivered by the Company after such date but before the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below). Notwithstanding any prior adjustments to the number of Rights associated with each share of Class A common stock and/or Class B common stock, as applicable, as of January 18, 2021, each outstanding share of Class A common stock and Class B common stock entitles the holder thereof to one Right, and each share of Class A common stock and/or Class B common stock, as applicable, issued or delivered after January 18, 2021, but prior to the earlier of the Distribution Date and the Expiration Date, will entitle the holder thereof to one Right, in each case, subject to adjustments in accordance with the Amended Rights Plan. Subject to the terms, provisions and conditions of the Amended Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $802.00 (the “Purchase Price”). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us or an Acquiring Person that a person or group has become an Acquiring Person or the earlier date that a majority of our Board becomes aware of the existence of an Acquiring Person and (ii) 10 business days after the commencement of a tender or an exchange offer by a person or group for 4.9% or more of the then-outstanding Class A common stock.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the Rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined to affect an exchange pursuant to the Amended Rights Plan (as described below).

Subject to the terms, provisions and conditions of the Amended Rights Plan, after the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person or certain Associates, Affiliates or transferees thereof (which will thereupon become void), will thereafter have the right to receive upon exercise of such Right and payment of the then-current Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a then-current market value of two times the Purchase Price.

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Exchange. After the Distribution Date, the Board may exchange the Rights (other than Rights owned by an Acquiring Person or certain Affiliates, Associates or transferees thereof, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

Expiration. The Rights and the Amended Rights Plan will expire on the “Expiration Date,” which is the earliest of (i) August 14, 2027, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Amended Rights Plan, (iv) the repeal of Section 382 of the Internal Revenue Code or any successor statute if the Board determines that the Amended Rights Plan is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2025, if Stockholder Approval has not been obtained.

Redemption. At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment in accordance with the Amended Rights Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. Our Board may adjust the Purchase Price, the number of shares of Series B Junior Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of shares of Series B Junior Preferred Stock or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be required to be made.

Amendments. Before the Distribution Date, our Board may amend or supplement the Amended Rights Plan without the consent of the holders of the Rights. After the time that the Rights have become no longer redeemable, our Board may amend or supplement the Amended Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent or defective provisions, or to make any additional changes to the Amended Rights Plan that we deem necessary or desirable, but only to the extent that those changes do not adversely affect the interests of any Rights holder (other than any Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause the Amended Rights Plan again to become amendable other than in accordance with the Amended Rights Plan.

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